UNITED STATES	OMB APPROVAL
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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☐	Soliciting Material Pursuant to Rule §240.14a-12

CARNIVAL CORPORATION       CARNIVAL PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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February 14, 2005

MICKY ARISON
Chairman of the Boards
Chief Executive Officer

To our Shareholders:

On behalf of the boards of directors of each of Carnival Corporation and Carnival plc, it is my pleasure to invite you to attend our joint annual meetings of shareholders. As we have shareholders in both the United Kingdom and the United States, we plan to continue to rotate the location of the annual meetings between the United States and the United Kingdom each year in order to accommodate shareholders on both sides of the Atlantic. Last year we held our annual meetings in New York City, and this year we will hold them in Southampton, United Kingdom.

The annual meetings will be held at the Queen Elizabeth II Passenger Terminal, Port of Southampton, Dock Gate 4, Ocean Gate, Atlantic Way, in Southampton, United Kingdom on Wednesday, April 13, 2005. The meetings will commence at 3:00 p.m. (UK time), and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa.

We are also offering an audio webcast of the annual meetings. If you choose to listen to the webcast, go to our website at www.carnivalcorp.com or www.carnivalplc.com, shortly before the start of the meetings and follow the instructions provided. For our U.S. shareholders, we will also be hosting an audio webcast of the annual meetings at our headquarters located at 3655 N.W. 87th Avenue in Miami, Florida. Although shareholders will not be able to vote in Miami (they must submit a proxy as described in the Carnival Corporation Notice of Annual Meeting), they will be able to submit questions to the directors in Southampton.

We remind our new shareholders that, as a result of our dual listed company, or DLC, structure, the conduct of our shareholder meetings differs from the practice you may be accustomed to as shareholders of other companies. Please see “Questions and Answers about the Proxy Materials and the Annual Meetings” which begins on page 8 for an overview of the main differences. In addition, because this proxy statement complies with the requirements of the U.S. Securities and Exchange Commission, the format of the information for the Carnival plc annual general meeting differs significantly from the format of the information that shareholders of UK companies are accustomed to receiving.

You will find information regarding the matters to be voted on in the attached notices of annual meetings of shareholders and proxy statement. The Carnival Corporation Notice of Annual Meeting begins on page 1 and the Carnival plc Notice of Annual General Meeting begins on page 3. We are also pleased to offer most Carnival Corporation and all Carnival plc shareholders the opportunity to receive future shareholder communications electronically. By signing up for electronic delivery, shareholders can receive shareholder communications faster and can help your company reduce printing and mailing costs and minimize consumption of natural resources and waste generation. Because of the DLC structure, all voting will take place on a poll (or ballot).

Under the DLC structure, shareholders of both companies effectively vote together as a single body on most significant matters, called joint electorate actions. All of the resolutions proposed for this year’s annual meetings are joint electorate actions, which means that Carnival Corporation shareholders will be asked to vote on resolutions for Carnival plc as well on resolutions for Carnival Corporation, and Carnival plc shareholders will be asked to vote on resolutions for Carnival Corporation as well on resolutions for Carnival plc. Please see “Questions and Answers about the Proxy Materials and the Annual Meetings” which begins on page 8 for a discussion of the voting procedures under the DLC structure.

The overall results of the joint electorate vote will be announced to the media and the relevant stock exchanges and posted on the websites of Carnival Corporation and Carnival plc as soon as practicable after both shareholder meetings have closed.

Your vote is important. Whether or not you plan to attend the annual meetings in person, please submit your vote using one of the voting methods described in the attached materials. Submitting your voting instructions by any of these methods will not affect your right to attend the meetings in person should you so choose.

The boards of directors consider Carnival Corporation Proposals 1-11 (being Carnival plc Resolutions 1-25) to be in the best interests of Carnival Corporation & plc and the shareholders as a whole. Accordingly, the boards of directors unanimously recommend that you cast your vote “FOR” Carnival Corporation Proposals 1-11 (being Carnival plc Resolutions 1-25).

Thank you for your ongoing support of, and continued interest in, Carnival Corporation & plc.

Sincerely,

Micky Arison

TABLE OF CONTENTS

Notice of Annual Meeting of Carnival Corporation Shareholders	1
Notice of Annual General Meeting of Carnival plc Shareholders	3
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETINGS	8
QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL CORPORATION	12
QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL PLC	15
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	17
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	23
PROPOSAL 1 (Resolutions 1-15) ELECTION OR RE-ELECTION OF DIRECTORS	23
PROPOSAL 2 (Resolution 16) APPROVAL OF THE CARNIVAL CORPORATION AMENDED AND RESTATED 2001 OUTSIDE DIRECTOR STOCK PLAN	25
PROPOSAL 3 (RESOLUTION 17) APPROVAL OF THE CARNIVAL PLC 2005 EMPLOYEE SHARE PLAN	29
PROPOSAL 4 (Resolution 18) APPROVAL OF THE CARNIVAL PLC 2005 EMPLOYEE STOCK PURCHASE PLAN	33
PROPOSALS 5 & 6 (ResolutionS 19 & 20) RE-APPOINTMENT AND REMUNERATION OF INDEPENDENT AUDITORS FOR CARNIVAL PLC AND RATIFICATION OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR CARNIVAL CORPORATION	35
PROPOSAL 7 (Resolution 21) RECEIPT OF ACCOUNTS AND REPORTS OF CARNIVAL PLC	36
PROPOSAL 8 (RESOLUTION 22) APPROVAL OF DIRECTORS’ REMUNERATION REPORT	36
PROPOSALS 9 & 10 (RESOLUTIONS 23 & 24) APPROVAL OF LIMITS ON THE AUTHORITY TO ALLOT CARNIVAL PLC SHARES AND THE DISAPPLICATION OF PRE-EMPTION RIGHTS FOR CARNIVAL PLC	36
PROPOSAL 11 (RESOLUTION 25) GENERAL AUTHORITY TO BUY BACK CARNIVAL PLC ORDINARY SHARES	38
BOARD STRUCTURE AND COMMITTEE MEETINGS	39
DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES	42
EXECUTIVE COMPENSATION	44
Option Grants in Last Fiscal Year	46
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values	47
Equity Compensation Plans	50
DEFINED BENEFIT AND OTHER PLANS	51
REPORT OF THE COMPENSATION COMMITTEES	53
STOCK PERFORMANCE GRAPHS	55
INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM	57
REPORT OF THE AUDIT COMMITTEES	59
TRANSACTIONS OF MANAGEMENT AND DIRECTORS	60
CHANGE IN INDEPENDENT AUDITORS	62

Annex A	Amended and Restated Carnival Corporation 2001 Outside Director Stock Plan
Annex B	Carnival plc 2005 Employee Share Plan
Annex C	Carnival plc 2005 Employee Stock Purchase Plan
Annex D	Carnival plc Directors’ Report and UK GAAP Summary Financial Information
Annex E	Carnival plc Directors’ Remuneration Report
Annex F	Audit Committee Charter
Annex G	Carnival plc Corporate Governance Report
Annex H	Environmental Policy

3655 N.W. 87th Avenue
Miami, Florida 33178-2428

NOTICE OF ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS

DATE	Wednesday, April 13, 2005
TIME	3:00 p.m. (UK time), being 10:00 a.m. (Miami time) The Carnival Corporation annual meeting will start directly following the annual general meeting of Carnival plc.
PLACE	Queen Elizabeth II Passenger Terminal Port of Southampton, Dock Gate 4 Ocean Gate Atlantic Way Southampton SO14 2QN United Kingdom
WEBCAST
www.carnivalcorp.com or www.carnivalplc.com
Please note that there will be a live audio webcast of the Carnival Corporation annual meeting and the Carnival plc annual general meeting, at Carnival Corporation’s headquarters located at 3655 N.W. 87th Avenue, Miami, Florida 33178, from 10:00 a.m. (Miami time). All Carnival plc and Carnival Corporation shareholders and their guests are welcome to attend the live audio webcast, although only Carnival plc and Carnival Corporation shareholders will be able to submit questions to the directors from Miami. Please note further that only shareholders attending the meetings to be held in Southampton, United Kingdom will be able to vote in person. Accordingly, shareholders attending the webcast of the meetings in Miami, Florida will need to submit a proxy (see below) to make their vote count.

ITEMS OF BUSINESS	1. To elect and re-elect 15 directors to the boards of each of Carnival Corporation and Carnival plc;
2. To approve the Amended and Restated Carnival Corporation 2001 Outside Director Stock Plan;

3.   To approve the Carnival plc 2005 Employee Share Plan (which includes authorization for the Compensation Committee of Carnival plc to establish sub-plans to take into account the tax, exchange control or securities laws in the various jurisdictions where Carnival plc employees are located);

4. To approve the Carnival plc 2005 Employee Stock Purchase Plan;
5. To re-appoint the independent auditors for Carnival plc and to ratify the selection of independent registered certified public accounting firm for Carnival Corporation;

6. To authorize the Audit Committee of Carnival plc to agree the remuneration of the independent auditors;
7. To receive the UK accounts and reports for Carnival plc for the financial year ended November 30, 2004 (in accordance with legal requirements applicable to UK companies);
8. To approve the directors’ remuneration report of Carnival plc (in accordance with legal requirements applicable to UK companies);
9. To approve limits on the authority to allot shares by Carnival plc (in accordance with customary practice for UK companies);
10. To approve the disapplication of pre-emption rights for Carnival plc shares (in accordance with customary practice for UK companies);

11. To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market (in accordance with legal requirements applicable to UK companies desiring to implement share buy back programs); and

12. To transact such other business as may properly come before the meeting.
RECORD DATE	You are entitled to vote your Carnival Corporation shares if you were a shareholder at the close of business on February 14, 2005.
MEETING ADMISSION
Attendance at the meeting is limited to shareholders. Each Carnival Corporation shareholder may be asked to present valid picture identification, such as a driver’s license or passport. Shareholders holding shares in brokerage accounts (“under a street name”) will need to bring a copy of a brokerage statement reflecting share ownership as of the record date.

VOTING BY PROXY
Please submit a proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. For specific instructions, please refer to the Questions and Answers beginning on page 8 of this proxy statement and the instructions on your proxy card.

On behalf of the Board of Directors

ARNALDO PEREZ
Senior Vice President,
General Counsel & Secretary

A proxy statement and proxy card are enclosed. All Carnival Corporation shareholders are urged to follow the instructions attached to the proxy card and complete, sign, date and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any shareholder attending the meeting in Southampton may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

This proxy statement and accompanying proxy card are being distributed on or about March 7, 2005.

THIS NOTICE OF ANNUAL GENERAL MEETING IS IMPORTANT. IF YOU ARE IN ANY DOUBT AS TO THE ACTION YOU SHOULD TAKE, YOU IMMEDIATELY SHOULD CONSULT YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER AUTHORIZED UNDER THE FINANCIAL SERVICES AND MARKETS ACT 2000.

IF YOU HAVE SOLD OR OTHERWISE TRANSFERRED ALL YOUR SHARES IN CARNIVAL PLC, PLEASE SEND THIS DOCUMENT AND THE ACCOMPANYING DOCUMENTS TO THE PURCHASER OR TRANSFEREE OR TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE.

Carnival House
5 Gainsford Street
London SE1 2NE
United Kingdom

NOTICE OF ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an ANNUAL GENERAL MEETING of Carnival plc will be held at the Queen Elizabeth II Passenger Terminal, Port of Southampton, Dock Gate 4, Ocean Gate, Atlantic Way in Southampton, United Kingdom on April 13, 2005 at 3:00 p.m. (UK time), being 10:00 a.m. (Miami time), for the purpose of considering and, if thought fit, passing the resolutions described below:

•	Resolutions 1 through 23 will be proposed as ordinary resolutions. For ordinary resolutions, the required majority is more than 50% of the combined votes cast at this meeting and Carnival Corporation’s annual meeting.

•	Resolution 24 and 25 will be proposed as special resolutions. For special resolutions, the required majority is not less than 75% of the combined votes cast at this meeting and Carnival Corporation’s annual meeting.

To consider the following resolutions as ordinary resolutions:
Election and Re-election of directors

1.	To re-elect Micky Arison as a director of Carnival Corporation and as a director of Carnival plc.

2.	To re-elect Ambassador Richard G. Capen, Jr. as a director of Carnival Corporation and as a director of Carnival plc.

3.	To re-elect Robert H. Dickinson as a director of Carnival Corporation and as a director of Carnival plc.

4.	To re-elect Arnold W. Donald as a director of Carnival Corporation and as a director of Carnival plc.

5.	To re-elect Pier Luigi Foschi as a director of Carnival Corporation and as a director of Carnival plc.

6.	To re-elect Howard S. Frank as a director of Carnival Corporation and as a director of Carnival plc.

7.	To elect Richard J. Glasier as a director of Carnival Corporation and as a director of Carnival plc.

8.	To re-elect Baroness Hogg as a director of Carnival Corporation and as a director of Carnival plc.

9.	To re-elect A. Kirk Lanterman as a director of Carnival Corporation and as a director of Carnival plc.

10.	To re-elect Modesto A. Maidique as a director of Carnival Corporation and as a director of Carnival plc.

11.	To re-elect John P. McNulty as a director of Carnival Corporation and as a director of Carnival plc.

12.	To re-elect Sir John Parker as a director of Carnival Corporation and as a director of Carnival plc.

13.	To re-elect Peter G. Ratcliffe as a director of Carnival Corporation and as a director of Carnival plc.

14.	To re-elect Stuart Subotnick as a director of Carnival Corporation and as a director of Carnival plc.

15.	To re-elect Uzi Zucker as a director of Carnival Corporation and as a director of Carnival plc.

Equity Compensation and Employee Stock Purchase Plans

16.	To consider and approve the Amended and Restated Carnival Corporation 2001 Outside Director Stock Plan.

17.	To consider and approve the Carnival plc 2005 Employee Share Plan (which includes authorization for the Compensation Committee of Carnival plc to establish sub-plans to take into account the tax, exchange control or securities laws in the various jurisdictions where Carnival plc employees are located).

18.	To consider and approve the Carnival plc 2005 Employee Stock Purchase Plan.

Re-appointment and remuneration of Carnival plc auditors and ratification of Carnival
Corporation auditors

19.	To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc for the period commencing upon the conclusion of the meeting until the conclusion of the next general meeting at which the accounts of Carnival plc are laid and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm of Carnival Corporation for the period commencing upon the conclusion of the meeting until the conclusion of the next annual meeting of Carnival Corporation after the date on which this resolution is passed.

20.	To authorize the Audit Committee of the board of directors of Carnival plc to agree the remuneration of the independent auditors.

Accounts and Reports

21.	To receive the UK accounts of Carnival plc and the reports of the directors and the auditors of Carnival plc for the financial year ended November 30, 2004.

Directors’ remuneration report

22.	To approve the directors’ remuneration report of Carnival plc as set out in the accounts and the reports of the directors and the auditors for the financial year ended November 30, 2004.

Allotment of shares

23.	THAT the authority and power conferred on the directors by Article 30 of Carnival plc’s articles of association be renewed for a period commencing at the end of the meeting and expiring at the end of the next annual general meeting of Carnival plc after the date on which this resolution is passed and for that period the Section 80 amount shall be U.S. $22,715,147.

To consider the following resolutions as special resolutions:

Disapplication of pre-emption rights

24.	THAT subject to passing ordinary resolution 23 set out in the notice, the power conferred on the directors by Article 31 of Carnival plc’s articles of association be renewed for a period commencing at the end of the meeting and expiring at the end of the next annual general meeting of Carnival plc after the date on which this resolution is passed and for that period the Section 89 amount shall be U.S. $17,614,229.

General authority to buy back Carnival plc ordinary shares

25.	THAT Carnival plc be and is generally and unconditionally authorized to make market purchases (within the meaning of Section 163(3) of the UK Companies Act 1985 (the “Companies Act”)) of ordinary shares of US$1.66 each in the capital of Carnival plc provided that:

(i)	the maximum number of ordinary shares authorized to be acquired is 10,610,900;

(ii)	the minimum price (exclusive of expenses) which may be paid for an ordinary share is US$1.66;

(iii)	the maximum price which may be paid for an ordinary share is an amount (exclusive of expenses) equal to 105% of the average middle market quotation for an ordinary share, as derived from the London Stock Exchange (“LSE”) Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased; and

(iv)	this authority shall expire on the earlier of (i) the conclusion of the annual general meeting of Carnival plc to be held in 2006 and (ii) 18 months from the date of this resolution (except in relation to the purchase of ordinary shares, the contract of which was entered into before the expiry of such authority).

By Order of the Board Arnaldo Perez Company Secretary February 14, 2005	Registered Office: Carnival House 5 Gainsford Street London SE1 2NE United Kingdom Registered Number 4039524

VOTING ARRANGEMENTS FOR CARNIVAL PLC SHAREHOLDERS

Carnival plc shareholders can vote in either of two ways:

•	by attending the meeting and voting in person or by attorney or, in the case of corporate shareholders, by corporate representatives; or

•	by appointing a proxy to attend and vote on their behalf, using the proxy form enclosed with this notice of annual general meeting.

Voting in person (or by attorney)

If you come to the annual general meeting, please bring the attendance card (attached to the enclosed proxy form) with you. This will mean you can register more quickly. If you appoint an attorney to attend instead of you he or she should bring an original or certified copy of the power of attorney under which you have authorized them to attend and vote.

In order to attend and vote at the annual general meeting, a corporate shareholder may appoint an individual to act as its representative. The appointment must comply with the requirements of the Companies Act. The representative should bring evidence of their appointment, including any authority under which it is signed, to the meeting. If you are a corporation and considering appointing a corporate representative to represent you and vote your shareholding in Carnival plc at the annual general meeting you are strongly encouraged to pre-register your corporate representative to make registration on the day of the meeting more efficient. In order to pre-register, you would need to fax your Letter of Representation to Carnival plc’s registrar, Lloyds TSB Registrars, on 01903 833168 from within the UK or +44 1903 833168 from elsewhere.

Voting by proxy

A shareholder entitled to attend and vote at the meeting is entitled to appoint one or more proxies to attend and (on a poll) vote instead of him. A proxy need not be a shareholder of Carnival plc.

To be effective, a duly completed proxy form and the authority (if any) under which it is signed, or a notarially certified copy of such authority, must be deposited (whether delivered personally or by post) at the offices of Carnival plc’s registrars, Lloyds TSB Registrars, The Causeway, Worthing, West Sussex, BN99 6DA, UK as soon as possible and in any event no later than 3:00 p.m. (UK time) on April 11, 2005. Alternatively, a proxy vote may be submitted via the Internet in accordance with the instructions set out on the proxy form.

In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which names stand on the register of members of Carnival plc in respect of the relevant joint holding.

In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with CRESTCo’s specifications and must contain the information required for such instructions, as described in the CREST Manual. The message, regardless of whether it constitutes the appointment of a proxy or to an amendment to the instruction given to a previously appointed proxy must, in order to be valid, be transmitted so as to be received by the issuer’s agent (ID 7RA01) by the latest time(s) for receipt of proxy appointments specified in the notice of meeting. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the issuer’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that CRESTCo does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that his CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

Carnival plc may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

Shareholders who are entitled to vote

Carnival plc, pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, specifies that only those shareholders registered in the register of members of Carnival plc at 11:00 p.m. on April 11, 2005 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 11:00 p.m. on April 11, 2005 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

Documents available for inspection

Copies of the following documents will be available for inspection during normal business hours on any weekday (public holidays excluded) at the registered office of Carnival plc from the date of this notice until and including the date of the meeting and at the place of the meeting for at least 15 minutes prior to and during the meeting:

•	the register of interests of directors in the share capital of Carnival plc; and

•	copies of all service agreements (including letters of appointment) between each director and Carnival plc.

* * *

There are 25 Resolutions that require shareholder approval at the annual meetings this year. The directors unanimously recommend that you vote in favor of Resolutions 1-25 (inclusive), and encourage you to submit your vote using one of the voting methods described herein. Submitting your voting instructions by any of these methods will not affect your right to attend the meeting in person should you so choose.

QUESTIONS AND ANSWERS
ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETINGS

Q:	Why am I receiving these materials?

A:	The board of directors of each of Carnival Corporation and Carnival plc (together, “Carnival Corporation & plc,” “we” or “us”) is providing these proxy materials to you in connection with our joint annual meetings of shareholders on Wednesday, April 13, 2005. The annual meetings will be held at the Queen Elizabeth II Passenger Terminal, Port of Southampton, Dock Gate 4, Ocean Gate, Atlantic Way in Southampton, United Kingdom. The meetings will commence at 3:00 p.m. (UK time), and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa. For our U.S. shareholders, we will be hosting a live audio webcast of the annual meeting at Carnival Corporation’s headquarters located at 3655 N.W. 87th Avenue, Miami, Florida 33156. Shareholders in Miami, Florida will be able to submit questions to the directors in Southampton, but will not be able to vote at that meeting.

Q:	What information is contained in these materials?

A:	The information included in this proxy statement relates to the proposals to be voted on at the meetings, the voting process, the compensation of directors and our most highly paid executive officers and certain other information required by U.S. Securities and Exchange Commission rules applicable to both companies. We have attached as Annexes A, B and C the stock plans described in proposals 2, 3 and 4, respectively. We have attached as Annexes D, E and G to this proxy statement information that Carnival plc is required to provide to its shareholders under applicable UK rules. Annex F is our Audit Committee Charter and Annex H is our Environmental Policy.

Q:	What proposals will be voted on at each of the meetings?

A:	The proposals to be voted on at each of the meetings are set out in the notices of meetings starting on pages 1 and 3 of this proxy statement.

Q:	What is the voting recommendation of the boards of directors?

A:	Your boards of directors recommend that you vote “FOR” all of the proposals described in this proxy statement.

Q:	How does the DLC structure affect my voting rights?

A:	On most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. These matters are called “joint electorate actions.” Combined voting is accomplished through the special voting shares that have been issued by each company. Certain matters specified in the organizational documents of Carnival Corporation and Carnival plc where the interests of the two shareholder bodies may diverge are called “class rights actions.” These class rights actions are voted on separately by the shareholders of each company. If either group of shareholders does not approve a class rights action, that action generally cannot be taken by either company. All of the proposals to be voted on at these annual meetings are joint electorate actions, and there are no class rights actions.

Q:	Generally, what actions are joint electorate actions?

A:	Any resolution to approve an action other than a class rights action or a procedural resolution (described below) is designated as a joint electorate action. The actions designated as joint electorate actions include:

•	the appointment, removal or re-election of any director of either or both companies;

•	if required by law, the receipt or adoption of the annual accounts of both companies;

•	the appointment or removal of the independent auditors of either company;

•	a change of name by either or both companies; or

•	the implementation of a mandatory exchange of Carnival plc shares for

Carnival Corporation shares based on a change in tax laws, rules or regulations.

The relative voting rights of Carnival plc shares and Carnival Corporation shares are equalized based on a ratio which we refer to as the “equalization ratio.” Based on the current equalization ratio of 1:1, each Carnival Corporation share has the same voting rights as one Carnival plc share on joint electorate actions.

Q:	How are joint electorate actions voted on?

A:	Joint electorate actions are voted on as follows:

•	Carnival plc shareholders vote at the annual general meeting of Carnival plc (whether in person or by proxy). Voting is on a poll (or ballot) which remains open for sufficient time to allow the vote at the Carnival Corporation meeting to be held and reflected in the Carnival plc meeting through the mechanism of the special voting share. An equivalent vote is cast at the subsequent Carnival Corporation meeting on each of the corresponding resolutions through a special voting share issued by Carnival Corporation; and

•	Carnival Corporation shareholders vote at the Carnival Corporation annual meeting (whether in person or by proxy). Voting is by ballot (or on a poll) which remains open for sufficient time to allow the vote at the Carnival plc meeting to be held and reflected in the Carnival Corporation meeting through the mechanism of the special voting share. An equivalent vote is cast on the corresponding resolutions at the Carnival plc meeting through a special voting share issued by Carnival plc.

A joint electorate action is approved if it is approved by:

•	a simple majority of the votes cast in the case of an ordinary resolution (or not less than 75% of the votes cast in the case of a special resolution if required by applicable law and regulations or Carnival plc’s articles) by the holders of Carnival plc’s shares and the holder of the Carnival plc special voting share as a single class at a meeting at which a quorum was present and acting;

•	a simple majority of the votes cast (or other majority if required by applicable law and regulations or the Carnival Corporation articles and by-laws) by the holders of Carnival Corporation shares and the holder of the Carnival Corporation special voting share, voting as a single class at a meeting which a quorum was present and acting; and

•	a minimum of one-third of the total votes available to be voted by the combined shareholders must be cast on each resolution for it to be effective. Formal abstentions (or votes withheld) by a shareholder on a resolution will be counted as having been “cast” for this purpose.

Q:	How are the directors of each company elected or re-elected?

A:	Resolutions relating to the election or re-election of directors are considered as joint electorate actions. No person may be a member of the board of directors of Carnival Corporation or Carnival plc without also being a member of the board of directors of the other company. There are 15 nominees for election or re-election to the board of directors of each company this year. Each nominee currently serves as a director of Carnival Corporation and Carnival plc. All directors are to be elected or re-elected to serve until the next annual meetings and until their successors are elected.

Q:	What votes are required to elect directors or approve the other proposals?

A:	Carnival Corporation Proposals 10 and 11 (being Carnival plc Resolutions 24 and 25) are required to be approved by 75% of the combined votes cast at both meetings.

Each of the other proposals, including the election or re-election of directors, requires the approval of a majority of the combined votes cast at both meetings. Abstentions (including votes withheld) and broker non-votes are not deemed votes cast for purposes of calculating the vote, but do count for the purpose of determining whether a quorum is present.

If you are a beneficial owner of Carnival Corporation shares and do not provide the shareholder of record with a signed voting instruction card, your shares may constitute broker non-votes, as described in “How is the quorum determined?” In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not deemed cast for purposes of calculating the vote.

Q:	Generally, what are procedural resolutions?

A:	Procedural resolutions are resolutions of a procedural or technical nature that do not adversely affect the shareholders of the other company in any material respect and are put to the shareholders at a meeting. The special voting shares do not represent any votes on “procedural resolutions.” The chairman of each of the meetings will determine whether a resolution is a procedural resolution.

To the extent that such matters require the approval of the shareholders of either company, any of the following will be procedural resolutions:

•	that certain people be allowed to attend or be excluded from attending the meeting;

•	that discussion be closed and the question put to the vote (provided no amendments have been raised);

•	that the question under discussion not be put to the vote (where a shareholder feels the original motion should not be put to the meeting at all, if such original motion was brought during the course of that meeting);

•	to proceed with matters in an order other than that set out in the notice of the meeting;

•	to adjourn the debate (for example, to a subsequent meeting); and

•	to adjourn the meeting.

Q:	Where can I find the voting results of the meeting?

A:	The voting results will be announced to the media and the relevant stock exchanges and posted on the website of Carnival Corporation (www.carnivalcorp.com) and Carnival plc (www.carnivalplc.com), after both shareholder meetings have closed. The results will also be published in our quarterly report on Form 10-Q for the second quarter of fiscal 2005 ending May 31, 2005.

Q:	What is the quorum requirement for the meetings?

A:	The quorum requirement for holding the meetings and transacting business at the meetings is one-third of the total votes of all shareholders of both companies entitled to be voted. Shareholders may be present in person (or by attorney) or represented by proxy at the meetings.

Q:	How is the quorum determined?

A:	For purposes of determining a quorum with respect to joint electorate actions, the special voting shares have the maximum number of votes attached to them as were cast on such joint electorate actions, either for, against or abstained, at the parallel shareholder meeting of the other company, and such maximum number of votes (including abstentions) constitutes shares entitled to vote and present for purposes of determining whether a quorum exists at such meeting.

In order for a quorum to be validly constituted with respect to meetings of shareholders convened to consider a joint electorate action or class rights action, the special voting entities must be present.

Abstentions (including votes withheld) and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote or (3) to facilitate a successful proxy solicitation by our boards of directors. Occasionally, shareholders provide written comments on their proxy card which are then forwarded to management.

Q:	Who will bear the cost of soliciting votes for the meetings?

A:	We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes for the meetings. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders.

Q:	Can I view the proxy materials electronically?

A:	This proxy statement will be posted on our websites at www.carnivalcorp.com and www.carnivalplc.com. We encourage you to take advantage of the convenience of accessing these materials through the Internet as it is simple and fast to use, saves time and money, and is environmentally friendly.

Q:	What reports are filed by Carnival Corporation and Carnival plc with the U.S. Securities and Exchange Commission and how can I obtain copies?

A:	We file joint annual reports on Form 10-K, joint quarterly reports on Form 10-Q and joint current reports on Form 8-K with the U.S. Securities and Exchange Commission. Copies of the Carnival Corporation & plc joint annual report on Form 10-K for the year ended November 30, 2004 (not including documents incorporated by reference), as well as any joint quarterly reports on Form 10-Q or joint current reports on Form 8-K, as filed with the U.S. Securities and Exchange Commission can be viewed or obtained without charge through the U.S. Securities and Exchange Commission’s website www.sec.gov (under Carnival Corporation or Carnival plc) or at one of our websites, www.carnivalcorp.com or www.carnivalplc.com. Copies will also be provided to shareholders without charge upon written request to Investor Relations, Carnival Corporation, 3655 N.W. 87th Avenue, Miami, Florida 33178-2428 or Carnival plc, Carnival House, 5 Gainsford Street, London SE1 2NE, United Kingdom. We encourage you to take advantage of the convenience of accessing these materials through the Internet as it is simple and fast to use, saves time and money, and is environmentally friendly.

Q:	May I propose actions for consideration at next year’s annual meetings?

A:	Carnival Corporation shareholders and Carnival plc shareholders (to the extent permitted under Carnival plc’s governing documents and UK law) may submit proposals for consideration at future shareholder meetings, including director nominations. In order for shareholder proposals to be considered for inclusion in our proxy statement for next year’s annual meetings, the written proposals must be received by our Secretary no later than November 7, 2005. Such proposals also will need to comply with U.S. Securities and Exchange Commission regulations and UK corporate law requirements regarding the inclusion of shareholder proposals in company sponsored proxy materials. Any proposal of shareholders to be considered at next year’s meetings, but not included in our proxy statement, must be submitted in writing by January 13, 2006.

Q:	May I nominate individuals to serve as directors?

A:	You may propose director candidates for consideration by our board’s Nominating & Governance Committee. In order to have a nominee considered by the Nominating & Governance Committee for election at the 2006 annual meetings you must submit your recommendation in writing to the attention of our Secretary at our headquarters not later than November 7, 2005. Any such recommendation must include:

•	the name and address of the candidate;

•	a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the factors referred to below in “Board Structure and Committee Meetings— Nominations of Directors”; and

•	the candidate’s signed consent to serve as a director if elected and to be named in the proxy statement.

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL CORPORATION

Carnival plc shareholders should refer to the “Questions Specific to Shareholders of Carnival plc” beginning on page 15.

Q:	What Carnival Corporation shares owned by me can be voted?

A:	All Carnival Corporation shares owned by you as of February 14, 2005, the record date, may be voted by you. These shares include those (1) held directly in your name as the shareholder of record, including shares purchased through Carnival Corporation’s Dividend Reinvestment Plan and its Employee Stock Purchase Plan and (2) held for you as the beneficial owner though a stockbroker, bank or other nominee.

Q:	Will I be asked to vote at the Carnival plc annual meeting?

A:	No. Your vote at the Carnival Corporation annual meeting, for purposes of determining the outcome of combined voting, is automatically reflected as appropriate at the parallel annual meeting of Carnival plc through the mechanism of the special voting share issued by Carnival plc.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Most of the shareholders of Carnival Corporation hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Carnival Corporation’s transfer agent, SunTrust Bank, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to the persons named in the proxy or to vote in person at the meeting. Carnival Corporation has enclosed a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:	How can I vote my Carnival Corporation shares in person at the meeting?

A:	Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting in Southampton. If you choose to do so, please bring the enclosed proxy card or proof of identification.

Even if you plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. Please refer to the voting instruction card included by your broker or nominee.

Q:	How can I vote my Carnival Corporation shares without attending the meeting?

A:	Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. For shareholders of record, you may do this by signing your proxy card and mailing it in the enclosed envelope. If you provided specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in “How are votes counted?” Where your shares are held in street name, in most instances you will be able to do this over the Internet at www.proxyvote.com, by telephone or by mail. Please refer to the voting instruction card included by your broker or nominee.

We are also offering an audio webcast of the annual meetings. If you choose to listen to the webcast, go to one of our websites, www.carnivalcorp.com or www.carnivalplc.com shortly before the start of the meetings and follow the instructions provided.

Q:	Can I change my vote?

A:	You may change your proxy instruction at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares owned beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:	What does it mean if I receive more than one proxy or voting instruction card?

A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions on each proxy or voting card you receive and mail each, as directed.

Q:	Who can attend the Carnival Corporation meeting?

A:	All Carnival Corporation shareholders of record as of February 14, 2005, or their duly appointed proxies, may attend and vote at the meeting. Each shareholder may be asked to present valid picture identification, such as a driver’s license or passport.

If you hold your shares through a stockbroker or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your share ownership as of February 14, 2005 together with proof of identification. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q:	What class of shares are entitled to be voted at the Carnival Corporation meeting?

A:	Carnival Corporation has only one class of common stock outstanding. Each share of Carnival Corporation common stock outstanding as of the close of business on February 14, 2005, the record date, is entitled to one vote at the annual meeting. On the record date, Carnival Corporation had approximately 634,758,397 shares of common stock issued and outstanding. The trust shares of beneficial interest in the P&O Princess Special Voting Trust that are paired with your shares of common stock do not give you separate voting rights.

Q:	How are votes counted?

A:	In the election of directors, you may vote “FOR” all of the nominees or you may “WITHHOLD” your vote with respect to one or more of the nominees. In the election of directors, a vote “withheld” on the Carnival Corporation proxy card has the same effect as a vote against the indicated nominee or nominees. You may vote “FOR,” “AGAINST” or “ABSTAIN” for each of the other proposals. If you “ABSTAIN,” it has no effect on the outcome of the votes, although abstentions will be counted for purposes of determining if a quorum is present for joint electorate actions. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the boards of directors.

Q:	What happens if additional proposals are presented at the meeting?

A:	Other than the proposals described in this proxy statement, Carnival Corporation does not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Micky Arison, Carnival Corporation’s Chairman of the Board and Chief Executive Officer, and Arnaldo Perez, Carnival Corporation’s Senior Vice President, General Counsel and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is unable to accept nomination or election (which is not anticipated), the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the boards of directors.

Q:	Who will count the vote?

A:	A representative of SunTrust Bank, our transfer agent, will tabulate the votes and act as the inspector of elections.

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL PLC

Carnival Corporation shareholders should refer to “Questions Specific to Shareholders of Carnival Corporation” beginning on page 12.

Q:	Who is entitled to attend and vote at the annual general meeting of Carnival plc?

A:	If you are a Carnival plc shareholder registered in the register of members of Carnival plc at 11:00 p.m. (UK time) on April 11, 2005, you will be entitled to attend in person and vote at the annual general meeting to be held in Southampton, United Kingdom. in respect of the number of Carnival plc shares registered in your name at that time. You may also appoint one or more proxies to attend and (on a poll) vote instead of you. If you are a corporation you may appoint a corporate representative to represent you and vote your shareholding in Carnival plc at the annual general meeting to be held in Southampton, United Kingdom. For further details regarding appointing a proxy or corporate representative please see below.

We are also offering an audio webcast of the annual meetings. If you choose to listen to the webcast, go to one of our websites, www.carnivalcorp.com or www.carnivalplc.com shortly before the start of the meetings and follow the instructions provided.

Q:	Will I be asked to vote at the Carnival Corporation annual meeting?

A:	No. Your vote at the Carnival plc annual general meeting, for purposes of determining the outcome of combined voting, will automatically be reflected as appropriate at the parallel annual meeting of Carnival Corporation through the mechanism of a special voting share issued by Carnival Corporation.

Q:	How do I vote my Carnival plc shares without attending the annual general meeting?

A:	You may vote your Carnival plc shares at the annual general meeting by completing and signing the enclosed form of proxy in accordance with the instructions set out on the form and returning it as soon as possible, but in any event so as to be received by Carnival plc’s registrar, Lloyds TSB Registrars, The Causeway, Worthing, West Sussex, BN99 6DA, by not later than 3:00 p.m. (UK time) on April 11, 2005. Alternatively, a proxy vote may be submitted via the Internet in accordance with the instructions set out in the proxy form. It is also possible to appoint a proxy via the CREST system, please see the Carnival plc Notice of Annual General Meeting for further details. Voting by proxy does not preclude you from attending the annual general meeting and voting in person should you wish to do so.

If you are a corporation you can vote your Carnival plc shares at the annual general meeting by appointing a corporate representative. You are strongly encouraged to pre-register your corporate representative to make registration on the day of the annual meeting more efficient. In order to pre-register you would need to fax your Letter of Representation to Carnival plc’s registrar, Lloyds TSB Registrars, on 01903 833168 from within the UK or +44 1903 833168 from elsewhere.

Corporate representatives themselves are urged to arrive at least two hours before commencement of the annual general meeting to assist Carnival plc’s registrar with the appropriate registration formalities. Whether or not you intend to appoint a corporate representative, you are strongly encouraged to return the enclosed form of proxy to Carnival plc’s registrar.

Q:	Can I change my vote given by proxy or by my corporate representative?

A:	Yes, in certain circumstances. You may change your proxy vote by either completing, signing and dating a new form of proxy in accordance with its instructions and returning it to Carnival plc’s registrars by no later than 3:00 p.m. (UK time) on April 11, 2005, or by attending and voting in person at the annual general meeting. If you do not attend and vote in person at the annual general meeting and wish to revoke the appointment of your proxy or corporate representative you must do so by delivering a notice of such revocation to Carnival plc’s registrars at least three hours before the start of the annual general meeting.

Q:	What class of shares are entitled to be voted at the Carnival plc meeting?

A:	Carnival plc has only one class of ordinary shares in issue. Each Carnival plc ordinary share in issue as of the close of business on April 11, 2005, is (on a poll) entitled to one vote at the annual general meeting.

Q:	How are votes counted?

A:	You may vote “FOR,” “AGAINST” or “WITHHOLD” your vote for each of the resolutions. If you “WITHHOLD,” it has no effect on the outcome of the votes, although withheld votes will be counted for purposes of determining if a quorum is present for joint electorate actions.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth below is information concerning the share ownership of (1) all persons known by us to be the beneficial owners of 5% or more of the 634,758,397 shares of Carnival Corporation common stock and trust shares of beneficial interest in the P&O Princess Special Voting Trust outstanding as of February 14, 2005, (2) all persons known by us to be the beneficial owners of 5% or more of the 212,219,628 ordinary shares of Carnival plc outstanding as of February 14, 2005 (41,679,877 of which are owned by Carnival Corporation and have no voting rights), (3) each of our executive officers named in the Executive Compensation Table which appears elsewhere in this proxy statement, (4) each of our other directors and (5) all directors and executive officers as a group.

Micky Arison, Chairman of the board and Chief Executive Officer of each of Carnival Corporation and Carnival plc, certain other members of the Arison family and trusts for their benefit (collectively, the “Principal Shareholders”), beneficially own shares representing approximately 38.3% of the voting power of Carnival Corporation and approximately 30.2% of the combined voting power of Carnival Corporation & plc and have informed us that they intend to cause all such shares to be voted in favor of the 15 nominees to the boards of directors named in this proxy statement and in favor of Proposals 2 through 11 listed in the accompanying Carnival Corporation Notice of Meeting. The table begins with ownership of the Principal Shareholders.

The number of shares beneficially owned by each entity, person, director, nominee or executive officer is determined under rules of the U.S. Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shares voting power or investment power and also any shares which the individual would have the right to acquire as of April 15, 2005 (60 days after the Carnival Corporation record date of February 14, 2005) through the conversion of a convertible security or the exercise of any stock option or other right.

Beneficial Ownership Table

Name and Address of Beneficial Owners or Identity of Group(1)	Amount and Nature of Beneficial Ownership of Carnival Corporation Shares and Trust Shares*		Percent of Carnival Corporation Common Stock	Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares	Percent of Carnival plc Ordinary Shares	Percent of Combined Voting Power**
Micky Arison	203,574,943	(2)(3)(4)	32.0%	0	0	25.3%
Shari Arison c/o SAFO LLC 10800 Biscayne Boulevard Miami, FL 33161	5,103,908	(2)(3)(5)	***	0	0	***
MA 1994 B Shares, L.P.	106,114,284	(2)(6)	16.7%	0	0	13.2%
MA 1994 B Shares, Inc.	106,114,284	(2)(6)	16.7%	0	0	13.2%
Nickel 1994 “B” Trust	106,114,284	(2)(6)	16.7%	0	0	13.2%
MA 1997 Holdings, L.P.	2,599,265	(2)(7)	***	0	0	***
MA 1997 Holdings, Inc.	2,599,265	(2)(7)	***	0	0	***
Nickel 2003 Revocable Trust	2,599,265	(2)(7)	***	0	0	***
Artsfare 1992 Irrevocable Trust c/o SunTrust Delaware Trust Company 1011 Centre Road, Suite 108 Wilmington, DE 19805	41,739,830	(2)(8)	6.6%	0	0	5.2%

Name and Address of Beneficial Owners or Identity of Group(1)	Amount and Nature of Beneficial Ownership of Carnival Corporation Shares and Trust Shares*		Percent of Carnival Corporation Common Stock	Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares	Percent of Carnival plc Ordinary Shares	Percent of Combined Voting Power**
Eternity One Trust 500 Stanton Christiana Road Newark, DE 19713	5,102,708	(2)(9)	***	0	0	***
JPMorgan Trust Company of Delaware	5,102,708	(2)(3)(9)	***	0	0	***
JMD-LMA Protector, Inc.	41,739,830	(8)	6.6%	0	0	5.2%
Nickel 2003 GRAT	3,622,922	(2)	***	0	0	***
Nickel Continued Irrevocable Trust	2,124,560	(2)	***	0	0	***
Ted Arison Continued Irrevocable Trust for Shari Arison	3,759,010	(2)(3)	***	0	0	***
Jafasa Continued Irrevocable Trust	3,759,010	(2)(3)	***	0	0	***
MBA I, L.P.	1,432,440	(2)(3)(10)	***	0	0	***
Artsfare 2003 Trust	1,432,440	(2)(3)(10)	***	0	0	***
TAMMS Investment Company, Limited Partnership	3,653,168	(2)(3)	***	0	0	***
TAMMS Management Corporation	3,653,168	(2)(3)	***	0	0	***
James M. Dubin c/o Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York, NY 10019	128,226,297	(2)(11)	20.2%	0	0	15.9%
John J. O’Neil c/o Paul, Weiss, Rifkind, Wharton & Garrison LLP 1285 Avenue of the Americas New York, NY 10019	71,787,525	(2)(12)	11.3%	0	0	8.9%
SunTrust Delaware Trust Company 1011 Centre Road, Suite 108 Wilmington, DE 19805	41,739,830	(13)	6.6%	0	0	5.2%
JMD Delaware, Inc.	13,265,502	(2) (6)	2.1%	0	0	1.7%
Knight Protector, Inc.	71,787,525	(14)	11.3%	0	0	8.9%
Citigroup Inc. 399 Park Avenue New York, NY 10043	77,949,231	(15)	12.3%	0	0	9.7%
Citigroup Institutional Trust Company 824 Market Street Wilmington, DE 19801	71,801,725	(15)	11.3%	0	0	8.9%
Robert H. Dickinson	625,000	(16)	***	0	0	***
Howard S. Frank	909,355	(17)	***	0	0	***

Name and Address of Beneficial Owners or Identity of Group(1)	Amount and Nature of Beneficial Ownership of Carnival Corporation Shares and Trust Shares*		Percent of Carnival Corporation Common Stock	Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares		Percent of Carnival plc Ordinary Shares	Percent of Combined Voting Power**
A. Kirk Lanterman c/o Holland America Line Inc. 300 Elliott Avenue West Seattle, WA 98119	170,671	(18)	***	0		0	***
Peter G. Ratcliffe c/o Princess Cruise Lines 24305 Town Center Drive Santa Clarita, CA 91355	17,974	(19)	***	14,432	(20)	***	***
Ambassador Richard G. Capen, Jr. 6077 San Elijo Rancho Santa Fe, CA 92067	38,602	(21)	***	0		0	***
Arnold W. Donald c/o Merisant Company 1 North Brentwood Blvd. Suite 510 Clayton, MO 63105	12,600	(22)	***	0		0	***
Pier Luigi Foschi	0		***	0		0	***
Richard J. Glasier c/o Argosy Gaming Company 219 Piasa Street Alton, IL 62002	1,000		***	0		0	***
Baroness Hogg c/o 3i Group plc 91 Waterloo Road London SE1 8XP United Kingdom	0		***	1,874		***	***
Modesto A. Maidique c/o Florida International University Office of the President University Park Campus 107th Avenue and S.W. 8th Street Miami, FL 33199	24,800	(23)	***	0		0	***
John P. McNulty 1300 3rd Street South, Suite 300 Naples, FL 34102	1,200	(24)	***	0		0	***
Sir John Parker c/o National Grid Transco plc 1-3 Strand London WC2N 5EH United Kingdom	0		***	3,004		***	***
Stuart Subotnick c/o Metromedia Company 810 7th Avenue, 29th Floor New York, NY 10019	12,800	(25)	***	0		0	***

Name and Address of Beneficial Owners or Identity of Group(1)	Amount and Nature of Beneficial Ownership of Carnival Corporation Shares and Trust Shares*		Percent of Carnival Corporation Common Stock	Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares		Percent of Carnival plc Ordinary Shares	Percent of Combined Voting Power**
Uzi Zucker 870 5th Avenue New York, NY 10021	60,000		***	0		0	***
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	55,875,900	(26)	8.8%	0		0	6.9%
FMR Corp. and Fidelity International Limited and their direct and indirect subsidiaries 82 Devonshire Street Boston, MA 02109	0		0	8,504,907	(27)	5.0%	1.1%
Legal & General Group plc and/or its subsidiaries Temple Court 11 Queen Victoria Street London EC4N 4SB United Kingdom	0		0	8,545,069	(27)	5.0%	1.1%
All directors and executive officers as a group (23 persons)	205,981,328	(28)	32.3%	19,310	(29)	***	25.5%

*	As part of the establishment of the DLC structure, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the “Trust”), a trust established under the laws of the Cayman Islands. Trust shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of common stock of Carnival Corporation. Under a pairing agreement, the trust shares of beneficial interest in the Trust are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC structure, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. The Carnival Corporation common stock and the trust shares (including the beneficial interest in the Carnival plc special voting share) are listed and trade together on the New York Stock Exchange (“NYSE”) under the ticker symbol “CCL.” Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.

**	As a result of the DLC structure, on most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. Combined voting is accomplished through the special voting shares that have been issued by each company.

***	Less than one percent.

(1)	The address of each natural person named, unless otherwise noted, is 3655 N.W. 87 Avenue, Miami, Florida 33178-2428. The address of all other entities, unless otherwise noted, is 1201 North Market Street, Wilmington, Delaware 19899.

(2)	The Principal Shareholders have filed a joint statement on Schedule 13D with respect to the shares of Carnival Corporation common stock and trust shares (representing a beneficial interest in a special voting share) held by such persons.

(3)	TAMMS Investment Company Limited Partnership (“TAMMS”) owns 3,653,168 shares of common stock. TAMMS’ general partner is TAMMS Management Corporation (“TAMMS Corp.”), which is wholly-owned by MBA I, L.P. (“MBA I”). TAMMS’ limited partners are various trusts established for the benefit of certain members of Mr. Arison’s family (the “Family Trusts”). By virtue of the limited partnership agreement of TAMMS, TAMMS Corp. may also be deemed to beneficially own such 3,653,168 shares of common stock. By virtue of its interest in TAMMS, JMD Delaware, Inc. and JPMorgan Trust Company of Delaware as trustees of certain of the Family Trusts, may be deemed to beneficially own the portion of the 3,653,168 shares of common stock held by TAMMS which corresponds to their partnership interest in TAMMS. Such amounts are included in the number of shares set forth next to its name in the table above. Because of authority granted under the trust instrument for the Artsfare 2003 Trust, Mr. Arison may be deemed to beneficially own the 1,032,440 shares held by the Artsfare 2003 Trust by virtue of the limited partnership interest of MBA I in TAMMS. Because of his position as President and Treasurer of TAMMS Corp., Mr. Arison may be deemed to beneficially own the remaining 2,620,728 shares of common stock owned by TAMMS; however, Mr. Arison disclaims beneficial ownership of the 2,620,728 shares which are beneficially owned by TAMMS. Accordingly, Mr. Arison has not reported beneficial ownership of any of the shares owned by TAMMS.

(4)	Includes (i) 696,000 shares of common stock issuable to Mr. Arison upon his exercise of stock options granted to him in January 1998, 1999, 2000 and 2001, October 2001, December 2002 and October 2003, (ii) 2,599,265 shares of common stock held by the MA 1997 Holdings, L.P., (iii) 106,114,284 shares of common stock held by the MA 1994 B Shares, L.P., (iv) 89,110,032 shares of common stock held by the Artsfare 1992 Irrevocable Trust, Eternity Four Trust and the Nickel 1997 Irrevocable Trust by virtue of the authority granted to Mr. Arison under the last will of Ted Arison and (v) 1,432,440 shares of common stock held by the Artsfare 2003 Trust by virtue of authority granted under the trust instrument all of which may be deemed to be beneficially owned by Mr. Arison.

(5)	Under the terms governing the Eternity One Trust, Shari Arison has the sole right to vote and shares the right to direct the sale of the 4,000,000 shares of common stock held directly by such trust and the 1,102,708 shares of common stock held by TAMMS which corresponds to such trust’s respective ownership interest in TAMMS. In addition, the shares described above include 1,200 shares of common stock owned by Shari Arison’s children. Shari Arison disclaims beneficial ownership of the shares owned by her children.

(6)	MA 1994 B Shares, L.P. (“MA 1994, L.P.”) owns 106,114,284 shares of common stock. The general partner of MA 1994, L.P. is MA 1994 B Shares, Inc. (“MA 1994, Inc.”), which is wholly-owned by the Nickel 1994 “B” Trust, a trust established for the benefit of Mr. Arison and his heirs (the “B Trust”). The sole limited partner of MA 1994, L.P. is the B Trust. Under the terms of the instrument governing the B Trust, Mr. Arison has the sole right to vote and direct the sale of the common stock indirectly held by the B Trust. By virtue of the limited partnership agreement of MA 1994, L.P., MA 1994, Inc. may be deemed to beneficially own all such 106,114,284 shares of common stock. By virtue of Mr. Arison’s interest in the B Trust and the B Trust’s interest in MA 1994, L.P., Mr. Arison may be deemed to beneficially own all such 106,114,284 shares of common stock. The trustee of the B Trust is JMD Delaware, Inc., a corporation wholly-owned by James M. Dubin.

(7)	MA 1997 Holdings, L.P. (“MA 1997, L.P.”) owns 2,599,265 shares of common stock. The general partner of MA 1997, L.P. is MA 1997 Holdings, Inc. (“MA 1997, Inc.”), which is wholly-owned by the Nickel 2003 Revocable Trust, a trust established for the benefit of Mr. Arison and his heirs (the “Nickel 2003 Trust”). The sole limited partner of MA 1997, L.P. is the Nickel 2003 Trust. By virtue of the limited partnership agreement of MA 1997, L.P., MA 1997, Inc. may be deemed to beneficially own all of such 2,599,265 shares of common stock. By virtue of Nickel 2003 Trust’s interest in MA 1997, L.P., the Nickel 2003 Trust may be deemed to beneficially own all such 2,599,265 shares of common stock. Under the terms of the instrument governing the Nickel 2003 Trust, Mr. Arison has the sole right to vote and direct the sale of the common stock indirectly held by the Nickel 2003 Trust. The trustee of the Nickel 2003 Trust is JMD Delaware, Inc., a corporation wholly-owned by James M. Dubin.

(8)	JMD-LMA Protector, Inc., a Delaware corporation, is the protector of the Artsfare 1992 Irrevocable Trust. JMD-LMA Protector, Inc. has shared voting and dispositive power with respect to the shares of common stock held by Artsfare 1992 Irrevocable Trust.

(9)	JPMorgan Trust Company of Delaware acts as trustee for the Eternity One Trust. As trustee, JPMorgan Trust Company of Delaware has shared dispositive power with respect to the 4,000,000 shares of common stock directly held by Eternity One Trust and 1,102,708 shares of common stock held by TAMMS. JPMorgan Trust Company of Delaware disclaims beneficial ownership of the common stock held by Eternity One Trust.

(10)	MBA I owns 400,000 shares of common stock and a limited partnership interest in TAMMS (See Note 3 above). MBA I may be deemed to own 1,032,440 shares of common stock held by TAMMS which corresponds to its respective partnership interest in TAMMS and TAMMS Corp. The Artsfare 2003 Trust owns a controlling interest in MBA I; therefore, the Artsfare 2003 Trust be deemed to beneficially own all such 1,432,440 shares of common stock.

(11)	By virtue of being the sole shareholder of JMD Delaware, Inc. and JMD-LMA Protector, Inc., a fifty-percent shareholder of Knight Protector, Inc., and the sole trustee of the Artsfare 2003 Trust, Mr. Dubin may be deemed to own the aggregate of 128,226,297 shares of common stock beneficially owned by such entities, as to which he disclaims beneficial ownership. Mr. Dubin beneficially owns 1,000 shares of common stock held directly.

(12)	By virtue of being a fifty percent shareholder of Knight Protector, Inc., Mr. O’Neil may be deemed to own the aggregate of 71,787,525 shares of common stock beneficially owned by such entity, as to which he disclaims beneficial ownership.

(13)	SunTrust Delaware Trust Company acts as trustee for the Artsfare 1992 Irrevocable Trust.

(14)	Knight Protector, Inc. acts as protector of the Eternity Four Trust, and has shared dispositive power with respect to all 71,787,525 shares of common stock held by Eternity Four Trust, shared voting power with respect to 46,701,809 shares of common stock held by Eternity Four Trust and sole voting power with respect to 25,085,716 shares of common stock held by Eternity Four Trust.

(15)	Citigroup Institutional Trust Company acts as trustee for the Eternity Four Trust. According to the Schedule 13G filed on February 14, 2005 by Citigroup Inc. and Citigroup Institutional Trust Company (formerly known as Smith Barney Corporate Trust Company), as of December 31, 2004 Citigroup Institutional Trust Company (of which Citigroup Inc. is the sole member) has shared voting power over 14,200 shares of common stock and shared dispositive power over 71,801,725 shares of common stock (71,787,525 shares of which are shares held by the Eternity Four Trust), and Citigroup Inc. has shared voting power over 5,939,903 shares of common stock and shared dispositive power over 77,949,231 shares of common stock (71,787,525 shares of which are shares held by the Eternity Four Trust).

(16)	Includes 272,000 shares of common stock issuable to Mr. Dickinson upon his exercise of stock options granted to him in August 1997, 1998, 1999, 2000 and 2001 and January, October 2001 and October 2003. Also includes 328,000 shares of common stock owned by Dickinson Enterprises Limited Partnership (the “Dickinson Partnership”) and 25,000 shares of common stock owned by the Dickinson Foundation, of which Mr. Dickinson is the President. The general partner of the Dickinson Partnership is Dickinson Enterprises, Inc., which is wholly owned by a revocable trust established for the benefit of Mr. Dickinson and his heirs (the “Dickinson Trust”). Under the terms of the instrument governing the Dickinson Trust, Mr. Dickinson has the sole right to vote and direct the sale of the common stock indirectly held by the Dickinson Trust.

(17)	Includes (i) 580,000 shares of common stock issuable to Mr. Frank upon his exercise of stock options granted to him in January 1998, 1999, 2000 and 2001, October 2001, December 2002 and October 2003 and (ii) 4,000 shares of common stock owned by the Jackson S. Woolworth Irrevocable Trust and the Cassidy B. Woolworth Trust (Mr. Frank is trustee), as to which Mr. Frank disclaims beneficial ownership.

(18)	Includes 8,000 shares of common stock held by the Helen K. Lanterman Trust (Mr. Lanterman is trustee).

(19)	Includes 13,892 shares held by Mr. Ratcliffe’s wife. Does not include Mr. Ratcliffe’s conditional right to receive 20,000 shares of common stock pursuant to the under the Carnival Corporation 2002 Stock Plan after a five-year retention period, during which Mr. Ratcliffe does not have the right to vote or direct the sale of those shares.

(20)	Includes 14,432 shares held by Mr. Ratcliffe’s wife. Does not include Mr. Ratcliffe’s conditional right to receive 22,167 and 13,304 matching awards under the P&O Princess Cruises Deferred Bonus and Co-Investment Matching Plan after a three-year retention period, during which Mr. Ratcliffe does not have the right to vote or direct the sale of those shares.

(21)	Includes 30,800 shares of common stock issuable to Mr. Capen upon his exercise of stock options granted to him in April 1999 and 2001, October 2001, December 2002 and October 2003. Also includes 7,000 shares owned by the Capen Trust, of which Mr. Capen is co-trustee. Also includes 802 shares of common stock owned by Mr. Capen’s wife as to which he disclaims beneficial ownership.

(22)	Includes 10,800 shares of common stock issuable to Mr. Donald upon his exercise of stock options granted to him in April and October 2001, December 2002 and October 2003. Also includes 1,800 shares owned by The Arnold and Hazel Donald Charitable Trust (Mrs. Donald is trustee).

(23)	Includes 24,800 shares of common stock issuable to Dr. Maidique upon his exercise of stock options granted to him in April 1999 and 2001 and October 2001, December 2002 and October 2003.

(24)	Includes 1,200 shares of common stock issuable to Mr. McNulty upon his exercise of stock options granted to him in October 2003.

(25)	Includes 10,800 shares of common stock issuable to Mr. Subotnick upon his exercise of stock options granted to him in April and October 2001, December 2002 and October 2003.

(26)	As reflected in Amendment No. 3 to Schedule 13G, dated February 13, 2004, as filed with the U.S. Securities and Exchange Commission.

(27)	Based on notifications to Carnival plc of interests of 3% or more in the share capital of Carnival plc as required by the Companies Act.

(28)	Includes an aggregate of 2,106,395 shares of Carnival Corporation common stock issuable to directors and executive officers upon their exercise of previously granted stock options.

(29)	Includes an aggregate of 50,000 shares of Carnival plc issuable to executive officers upon their exercise of previously granted stock options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon a review of Forms 3 and 4 and amendments thereto furnished to Carnival Corporation and Carnival plc during and with respect to their most recent fiscal year and upon written representations from persons known to Carnival to be subject to Section 16 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) (a “reporting person”) that no Form 5 is required to be filed for such reporting person, all reporting persons filed on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal year ended November 30, 2004, with the exception of one late report filed by each of Alan Buckelew, Micky Arison 1997 Holdings Trust, MA 1997 Holdings LP, MA 1997 Holdings Inc and the Dickinson Partnership.

PROPOSAL 1 (Resolutions 1-15)
ELECTION OR RE-ELECTION OF DIRECTORS

The DLC structure requires the boards of Carnival plc and Carnival Corporation to be identical. Shareholders are required to approve the election or re-election of directors to each board. There are 15 nominees for election or re-election to each board of directors. Each nominee currently serves as a director of both companies. All directors are to be elected or re-elected to serve until the next annual meeting and until their successors are elected.

With respect to each nominee set forth below, the information presented includes such person’s age, the month and year in which such person first became a director, any other position held with Carnival Corporation and Carnival plc, such person’s principal occupations during the past five years and any directorships held by such nominee in public or certain other companies.

The Nominating & Governance Committees conducted performance evaluations on the members of our boards of directors and reported the results to the boards. The boards determined that each director was an effective member of the boards and, therefore, that each director should be proposed for election or re-election.

Accordingly, the boards of directors unanimously recommend a vote FOR the election of each of the following nominees:

Micky Arison, age 55, has been Chairman of the board of directors of Carnival Corporation since October 1990 and a director since June 1987. He became a director and Chairman of the board of directors of Carnival plc in April 2003. He has been Chief Executive Officer of Carnival Corporation since 1979 and became Chief Executive Officer of Carnival plc in April 2003.

Ambassador Richard G. Capen, Jr., age 70, has been a director of Carnival Corporation since April 1994 and a director of Carnival plc since April 2003. He is currently a corporate director, author and business consultant. From 1992 to 1993, Ambassador Capen served as United States Ambassador to Spain. From 1989 to 1991, Ambassador Capen served as Vice Chairman of Knight-Ridder, Inc. Ambassador Capen was the Chairman and Publisher of the Miami Herald from 1983 to 1989. Ambassador Capen is a member of the board of directors of the Fixed Income Funds of The Capital Group, the New Economy Fund and Smallcap World Fund.

Robert H. Dickinson, age 62, has been a director of Carnival Corporation since June 1987 and a director of Carnival plc since April 2003. Since May 2003, Mr. Dickinson has served as President and Chief Executive Officer of the Carnival Cruise Lines division of Carnival Corporation. From May 1993 through May 2003, Mr. Dickinson was President and Chief Operating Officer of Carnival Cruise Lines. Mr. Dickinson was Senior Vice President-Sales and Marketing of Carnival Cruise Lines from 1979 through May 1993. He is a member of the board of directors of Watsco, Inc.

Arnold W. Donald, age 50, has been a director of Carnival Corporation since January 2001 and a director of Carnival plc since April 2003. Since March 2000, Mr. Donald has been the Chairman of the Board of Merisant Company, a manufacturer and marketer of tabletop sweetener products, including the Equal® and Canderel® brands. From March 2000 to March 2003, he was also the Chief Executive Officer of Merisant Company. From January 1998 to March 2000 he was Senior Vice-President of Monsanto

Company, a company which develops agricultural products and consumer goods, and president of its nutrition and consumer sector. Prior to that he was President of Monsanto Company’s agricultural sector. He is a member of the board of directors of Crown Cork & Seal Company, Inc., The Laclede Group, Oil-Dri Corporation of America, Russell Corporation and The Scotts Company.

Pier Luigi Foschi, age 58, has been a director of Carnival Corporation and of Carnival plc since April 2003. He has been Chief Executive Officer of Costa Crociere S.p.A. (“Costa”), a subsidiary of Carnival Corporation, since October 1997 and chairman of its board since January 2000. From 1974 to 1997, he held senior positions with OTIS, a world leader in the field of elevators, which is a subsidiary of United Technologies Corporation, and from 1990-1997 he was Executive Vice President of Otis’s Asia-Pacific operations.

Howard S. Frank, age 64, has been Vice Chairman of the board of directors of Carnival Corporation since October 1993 and a director since April 1992. He has been a director, Vice Chairman of the board of directors and Chief Operating Officer of Carnival plc since April 2003. He was appointed Chief Operating Officer of Carnival Corporation in January 1998. From July 1989 to January 1998, he was Chief Financial Officer and Chief Accounting Officer of Carnival Corporation. From July 1975 through June 1989, he was a partner with Price Waterhouse.

Richard J. Glasier, age 59, has been a director of Carnival Corporation and Carnival plc since July 2004. Mr. Glasier has served as President of Argosy Gaming Company, an owner and operator of casinos, since July 2002 and its Chief Executive Officer since May 2003. He is also a member of its Board of Directors. From November 1995 to July 2002, Mr. Glasier was Executive Vice President and Chief Financial Officer of Royal Caribbean Cruises Ltd. From November 1985 to November 1995 he was Chief Financial Officer of Royal Caribbean Cruises Ltd.

Baroness Hogg, age 58, has been a director of Carnival Corporation since April 2003 and a director of Carnival plc since October 2000. She is Chairman of 3i Group Plc and Frontier Economics Ltd. and Deputy Chairman of GKN plc. She is also a member of the board of directors of BG Group plc and a member of the Financial Reporting Counsel. Sarah Hogg was Head of the Prime Minister’s Policy Unit, with the rank of Second Permanent Secretary, from 1990-1995 and served as a non-executive director of The Peninsular and Oriental Steam Navigation Company (“P&O”) between 1999 and October 2000.

A. Kirk Lanterman, age 73, has been a director of Carnival Corporation since April 1992 and a director of Carnival plc since April 2003. He has been non-executive Chairman of the Board of Holland America Line Inc. (“HAL”), a subsidiary of Carnival plc, since December 2004. He was Chairman of the Board and Chief Executive Officer of HAL from November 2003 to November 2004. From August 1999 to November 2003, he was Chairman of the Board, President and Chief Executive Officer of HAL. Since 1983, Mr. Lanterman has served as either President or Chief Executive Officer of HAL.

Modesto A. Maidique, age 65, has been a director of Carnival Corporation since April 1994 and a director of Carnival plc since April 2003. He has been President of Florida International University (“FIU”) since 1986. Prior to assuming the presidency of FIU, Dr. Maidique taught at the Massachusetts Institute of Technology, Harvard University and Stanford University. Dr. Maidique has also served as Vice President and General Manager of the Semiconductor Division of Analog Devices, Inc. which he co-founded in 1969, as President and Chief Executive Officer of Gerome Therapeutics Collaborative Research, Inc., a genetics engineering firm, and as General Partner of Hambrecht & Quist, a venture capital firm. Dr. Maidique is a director of Ivax Corporation and National Semiconductor, Inc.

John P. McNulty, age 52, has been a director of Carnival Corporation and Carnival plc since June 25, 2003. From July 1998 through July 7, 2001, Mr. McNulty was a member of the Management Committee, head of the Investment Management Division, and Partner, Managing Director of Goldman Sachs & Co., whose principal business is financial services. From July 7, 2001 he has been retired from Goldman Sachs.

Sir John Parker, age 62, has been a director of Carnival Corporation since April 2003 and a non-executive director of Carnival plc since October 2000. He was Deputy Chairman of Carnival plc from September 2002 to April 2003. He is the non-executive Chairman of National Grid Transco plc and Deputy Chairman

of P&O. He is also Senior Non-executive Director designate of the Court of the Bank of England. He was formerly a non-executive director of Brambles Industries plc, Chairman of Babcock International Group plc, Chairman of RMC Group plc and a President of the Royal Institution of Naval Architects. Sir John Parker has been a member of the General Committee of Lloyds Register of Shipping since 1983 and Chairman of its Technical Committee from 1993 until 2002.

Peter G. Ratcliffe, age 56, has been a director of Carnival Corporation since April 2003 and a director of Carnival plc since October 2000. He was Carnival plc’s Chief Executive Officer until April 2003. He is now Chief Executive Officer of P&O Princess Cruises International comprised of Cunard Line, Ocean Village, P&O Cruises, P&O Cruises (Australia), P&O Travel, Princess Cruises, Princess Tours and Swan Hellenic. He was previously an executive director of P&O and head of its cruise division, having served as President of Princess Cruises since 1993 and its Chief Operating Officer since 1989. His early career was spent with P&O Containers Limited in London and Sydney.

Stuart Subotnick, age 63, has been a director of Carnival Corporation since July 1987 and a director of Carnival plc since April 2003. Mr. Subotnick has been a general partner and the Executive Vice President of Metromedia Company since July 1986. He was a director of Metromedia Inc., a predecessor company, from 1982 and its Executive Vice President from 1986. Prior to 1986, Mr. Subotnick was Senior Vice President-Finance of Metromedia Inc. from October 1983 and a member of the Office of the President from 1982. He is a director of Big City Radio Inc., Abovenet Inc. (formerly Metromedia Fiber Networks Inc.) and Metromedia International Group, Inc.

Uzi Zucker, age 69, has been a director of Carnival Corporation since July 1987 and a director of Carnival plc since April 2003. Mr. Zucker joined Bear, Stearns & Co. in 1967, became a General Partner in 1982, a Senior Managing Director in 1986 and retired in December 2002. Mr. Zucker is now a private investor.

PROPOSAL 2 (Resolution 16)
APPROVAL OF THE CARNIVAL CORPORATION AMENDED AND RESTATED
2001 OUTSIDE DIRECTOR STOCK PLAN

General.  On February 16, 2001, the board of directors of Carnival Corporation adopted the 2001 Outside Director Stock Option Plan, and our shareholders approved it on April 17, 2001. On July 19, 2004, our boards of directors amended the 2001 Outside Director Stock Option Plan to increase the amount of the automatic annual option grant to non-executive directors from 6,000 to 10,000 shares, subject to approval of our shareholders. On January 18, 2005, our boards of directors amended and restated the 2001 Outside Director Stock Option Plan in the form of the Amended and Restated 2001 Outside Director Stock Plan (the “Outside Director Plan”), subject to approval of our shareholders, primarily in order (i) increase the number of shares of Carnival Corporation common stock which may be issued under the Outside Director Plan from 800,000 to 1,000,000, (ii) to permit awards of restricted stock and restricted stock units, (iii) to increase in the number of shares of Carnival Corporation common stock subject to the automatic annual award grant from 6,000 to 10,000 shares (determined as described below), (iv) to change the name of the 2001 Outside Director Stock Option Plan to the 2001 Outside Director Stock Plan to reflect the amendment of the plan to permit awards of restricted stock and restricted stock units, (v) to allow the Compensation Committee discretion in determining whether grants of annual awards are to be in the form of stock options, restricted stock, restricted stock units or any combination thereof (as described further below) and (vi) to reflect the changes to Carnival Corporation common stock as a result of the dual listed company (“DLC”) structure, which requires that each share of common stock be paired with a share of beneficial interest (a “trust share”) in the P&O Princess Special Voting Trust. A share of Carnival Corporation common stock and the paired trust share are collectively referred to in this description of Proposal 2 as a “share.” The Outside Director Plan is attached as Annex A to this proxy statement.

The principal provisions of the Outside Director Plan, as amended and restated, are summarized below. This summary is not complete and is qualified in its entirety by the terms of the Outside Director Plan. Approval of the Outside Director Plan is required in order to meet the requirements of the NYSE in respect of (A) the increase in the number of shares of Carnival Corporation common stock reserved for issuance under the Outside Director Plan from 800,000 to 1,000,000, (B) the addition of restricted stock awards and restricted stock unit awards as awards available for grant under the Outside Director Plan, (C) the increase in the number of shares of Carnival Corporation common stock subject to the automatic annual award grant from 6,000 to 10,000 shares (determined as described below) and (D) to reflect the changes to the Carnival Corporation common stock as a result of the DLC structure.

Description of the Outside Director Plan

Purpose.  The purpose of the Outside Director Plan is to provide our outside (non-executive) directors with the opportunity to acquire a proprietary interest in Carnival Corporation. We believe that offering stock options and other awards provided under the Outside Director Plan will strengthen our ability to attract and retain the services of experienced and knowledgeable non-executive directors and more closely align the interests of such directors with those of our shareholders.

Administration.  The Outside Director Plan is administered by the Compensation Committee of Carnival Corporation. The composition of the Compensation Committee is described in the section of this proxy statement entitled “Board Structure and Committee Meetings—Board Committees.” The Compensation Committee has no discretion to determine the non-executive directors to whom awards are granted, the number of shares to be covered by each annual award or, with respect to options, the option price or the exercise period. Subject to these limitations and those described under “Annual Award Grant” below, the Compensation Committee has discretion to determine the type of award granted and has plenary authority to interpret the Outside Director Plan and to make all determinations deemed necessary and advisable for its administration.

Eligibility.  All of our directors who are not employees of Carnival Corporation or Carnival plc or any of their subsidiaries are eligible to participate in the Outside Director Plan. As of the date of the Annual Meeting, 10 persons are eligible to participate in the Outside Director Plan. However, A. Kirk Lanterman has agreed not to receive compensation for his services as a non-executive director and, as a result, will not receive awards under the Outside Director Plan. In addition, Baroness Hogg and Sir John Parker, as UK non-executive directors, have elected not to receive options under the Outside Director Plan. However, these UK directors will accept restricted stock and/or restricted stock unit awards under the Outside Director Plan.

Types of Awards.  The Outside Director Plan provides for the granting of annual awards of options to purchase shares of Carnival Corporation common stock, restricted shares of Carnival Corporation common stock and/or restricted stock units, to our non-executive directors, being directors who are not employees of Carnival Corporation or Carnival plc or any of their subsidiaries. None of the awards relates to Carnival plc ordinary shares. Each award granted under the Outside Director Plan is governed by an award agreement between Carnival Corporation and the director.

Annual Award Grant.  Each non-executive director elected or appointed to the board of directors shall receive, upon initial election to office by the shareholders and thereafter annually on the date of our annual meeting of shareholders at which such non-executive director is re-elected to office, an award representing 10,000 “points.” The board of directors may authorize a date for granting annual awards other than the date of the Company’s annual meeting of shareholders, so long as awards granted to each non-executive director do not exceed more than 10,000 points in any given calendar year. Each option to purchase one share shall represent one point; each share of restricted stock award and each restricted stock unit shall represent four points. An award may be composed of options, restricted stock, restricted stock units or a combination thereof, at the discretion of the Compensation Committee. Individual non-executive directors may be granted varying combinations of options, restricted stock and restricted stock units, at the discretion of the Compensation Committee.

Options.  The option price will be equal to the “fair market value” of a share of Carnival Corporation common stock at the time the option is granted, as determined in accordance with the Outside Director Plan. Such options shall vest and become exercisable in five equal annual installments beginning one year from the grant date. Such options shall also vest and become exercisable in full upon the death or disability of the director, and shall continue to vest in accordance with the original five-year vesting schedule if a director ceases to be a director for any other reason after serving as a director for at least one year. Options granted under the Outside Director Plan shall expire upon the occurrence of certain conditions, including: (a) the expiration of ten years after the date of the grant, (b) the expiration of one year after termination of services as a director due to death or disability and (c) the cessation of service as a director for any reason other than death or disability prior to one year of service as a director.

Restricted Stock.  An award of restricted shares of Carnival Corporation common stock is a grant of shares on terms and conditions determined by the Compensation Committee. Holders of an award of restricted stock will have, with respect to the restricted stock granted, all of the rights of a shareholder of Carnival Corporation, including the right to vote the shares. However, the Compensation Committee has discretion to determine whether cash and stock dividends with respect to the restricted stock will be currently paid to the director or withheld by us and credited for the director’s account, and interest may be credited on such dividends at a rate determined by the Compensation Committee. Any cash or stock dividends withheld by the Compensation Committee (and any earnings thereon, if applicable) will be distributed to the director upon vesting of the shares to which the dividends are attributable, and if the shares are forfeited, the director shall also forfeit his or her right to any cash or stock dividends attributable to the forfeited shares. The vesting of restricted stock shall be on the same schedule as is described above with respect to stock options.

Restricted Stock Units.  An award of restricted stock units is a grant of a hypothetical investment in shares of Carnival Corporation common stock on terms and conditions (including vesting) determined by the Compensation Committee, with each restricted stock unit representing a hypothetical investment in one share. A holder of restricted stock units will receive one share, or the cash equivalent of one share (as determined by the Compensation Committee), in respect of each restricted stock unit upon the satisfaction of the applicable vesting conditions, which shall be the same as those applicable to stock options and restricted stock. Holders of an award of restricted stock units shall not have, with respect to the restricted stock units granted, any of the rights of a shareholder of Carnival Corporation. The Compensation Committee has discretion to determine whether dividend equivalents with respect to the restricted stock units (being equal to the cash and stock dividends on the shares represented by the restricted stock units) will be currently paid to the director or withheld by us and credited for the director’s account, and interest may be credited on such dividend equivalents at a rate determined by the Compensation Committee. Any dividend equivalents withheld by the Compensation Committee (and any earnings thereon, if applicable) will be distributed to the director upon the satisfaction of the vesting conditions on the restricted stock units to which the dividends are attributable, and if the restricted stock units are forfeited, the director shall also forfeit his or her right to any dividend equivalents attributable to the forfeited restricted stock units.

Number of Shares Authorized.  The number of shares issuable pursuant to awards granted under the Outside Director Plan is subject to adjustment in the event of any stock split, stock dividend, stock change, reclassification, recapitalization or combination of shares which changes the character or amount of the outstanding shares after the date of grant of any award. The maximum number of shares which may be made subject to awards under the Outside Director Plan is 1,000,000. The fair market value of a share on February 14, 2005, as determined in accordance with the Outside Director Plan, was $55.96 per share. The amended and restated Outside Director Plan does not increase the number of shares previously authorized by the shareholders.

Transferability.  Other than in connection with certain divorce decrees or estate planning transfers specifically approved by the Compensation Committee, each stock option granted under the Outside Director Plan may be exercised during the director’s lifetime only by the director or, if permissible under applicable law, by the director’s legal representative, and no award granted under the Outside Director Plan may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a director other than by will or by the laws of descent and distribution.

Amendment and Termination.  The Outside Director Plan provides that it will terminate, unless earlier terminated as provided therein, on January 1, 2011. The boards of directors may amend the Outside Director Plan at any time and from time to time in such respects as it may deem advisable, subject to any shareholder or regulatory approval required by law or the rules of any stock exchange on which shares may be traded.

Tax Effects of Plan Participation

The following summary generally describes the principal U.S. federal (and not foreign, state and local) income tax consequences of awards granted under the Outside Director Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular director or to us. The provisions of the U.S. Internal Revenue Code of 1986 (the “Code”) and the regulations thereunder relating to these matters (“Treasury Regulations”) are complicated and their impact in any one case may depend upon the particular circumstances. Each holder of an award under the Outside Director Plan should consult his or her own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the Outside Director Plan. This discussion is based on the Code as currently in effect.

Options. Options granted under the Outside Director Plan will not be qualified as “incentive stock options” as defined under Section 422 of the Code. The grant of a nonqualified stock option has no U.S. federal tax consequences to a director or us. Upon exercise, a director will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on such date over the exercise price of such shares. We expect a grant of options to a director under the Outside Director Plan to be exempt from the application of Section 16(b) of the Exchange Act due to the grant meeting the requirement of Rule 16b-3 promulgated under the Exchange Act. The basis of shares transferred to a director pursuant to the exercise of an option is the price paid for such shares plus an amount equal to any income recognized by the director as a result of the exercise. If a director sells shares acquired upon exercise of an option, any amount realized over the basis of such shares will constitute long-term or short term capital gain to such director for U.S. federal income tax purposes (depending on whether or not the director holds the shares for at least one year after exercise of the related option).

Restricted Stock. A director will not be subject to tax upon the grant of an award of restricted stock unless the director otherwise elects to be taxed pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the director will have taxable compensation equal to the excess of the fair market value of the shares on that date over the amount the director paid for such shares, unless the director made an election under Section 83(b) of the Code to be taxed at the time of grant. (Special rules would normally apply to the receipt and disposition of restricted shares to directors on account of Section 16(b) of the Exchange Act, but, as previously stated, we expect that awards granted under the Outside Director Plan will be exempt from the application of Section 16(b). The director will have a tax basis in the shares equal to the amount the director paid for such shares (generally, zero) plus the amount taxable as compensation to the director. Upon the sale of the shares, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period.

Restricted Stock Units. A director will not be subject to tax upon the grant of a restricted stock unit award. A director who receives a cash payment pursuant to a restricted stock unit will have taxable compensation equal to the full amount of such payment. If a director receives shares pursuant to a restricted stock unit award, the director will have taxable compensation equal to the fair market value of the shares on the date of receipt and the director will have a tax basis in the shares equal the amount taxable as compensation to the director. Upon the sale of the shares, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period.

New Plan Benefits

Because the composition of the awards to be granted in the future under the Outside Director Plan is at the discretion of the Compensation Committee, it is not possible to determine the benefits or amounts which will be received in the future under the Outside Director Plan by the non-executive directors. However, as noted above, each non-executive director participating in the Outside Director Plan (except as described under “Eligibility”) will receive an annual grant of an award representing 10,000 “points” (as described above) which award may be composed of options, restricted stock, restricted stock units or a combination thereof, at the discretion of the Compensation Committee, which represents an increase from the current annual grant of options in respect of 6,000 shares.

During fiscal 2004, 10,000 options were granted on July 20, 2004 under the 2001 Outside Director Stock Option Plan at an exercise price equal to $45.92 to each of Messrs. Capen, Donald, Glasier, Maidique, McNulty, Subotnick and Zucker. Of each of these, 4,000 were granted subject to shareholder approval of the Outside Director Plan as described above. Baroness Hogg and Sir John Parker, as UK non-executive directors, have elected not to receive options under the 2001 Outside Director Stock Option Plan.

The boards of directors unanimously recommend a vote FOR the Amendment and Restatement of the Outside Director Plan.

PROPOSAL 3 (Resolution 17)
APPROVAL OF THE CARNIVAL PLC 2005 EMPLOYEE SHARE PLAN

General. During 2004, Carnival Corporation & plc commenced a corporate restructuring for the purposes of improving efficiency, synergies and operational effectiveness following the combination of the businesses of Carnival Corporation and Carnival plc in the DLC structure (the “Corporate Restructuring”). The Corporate Restructuring involved, in part, the transfer by Carnival Corporation to Carnival plc of the cruise operations and employees of Costa. Prior to the Corporate Restructuring, the employees of Costa (the “Transferred Employees”) were eligible to receive options under the Amended and Restated Carnival Corporation 2002 Stock Plan which were taxed favorably under Italian tax law. As a result of the Corporate Restructuring, certain of the Transferred Employees would have faced significant negative tax consequences under Italian tax law if they retained their options granted under the Amended and Restated Carnival Corporation 2002 Stock Plan. The Transferred Employees were then eligible to participate in the Carnival plc Executive Share Plan. The Carnival plc Executive Share Plan is a plan with restrictions, such as salary-based limitations on individual option grants, which had not historically been imposed on the Transferred Employees. As a result, the share options awards made to the Transferred Employees during 2004 were greatly reduced from the amounts they were granted historically under the Amended and Restated Carnival Corporation 2002 Stock Plan. This was an unintended result of the Corporate Restructuring.

In view of the above and based upon advice of their external compensation consultants, the Compensation Committees believe that it is in the best interests of Carnival Corporation & plc to establish a flexible share plan for Carnival plc that mirrors, to the extent practicable, the existing Amended and Restated Carnival Corporation 2002 Stock Plan. Accordingly, the board of directors of Carnival plc adopted, subject to shareholder approval, a new plan, the Carnival plc 2005 Employee Share Plan (the “PLC Share Plan”).

The PLC Share Plan will, if it is approved by shareholders, replace the Carnival plc Executive Share Option Plan and no further options will be granted under that plan. The PLC Plan is designed for maximum flexibility as to the types of options and other share awards that may be granted to employees and executive directors. The Compensation Committees believe that the PLC Share Plan will allow them to tailor equity compensation policies for the various operating companies under Carnival plc that are competitive in their respective employment markets, as well as strengthen Carnival plc’s ability to recruit and retain talented employees and more closely align their interests with those of shareholders. The Compensation Committees are aware that the terms of the PLC Share Plan are not wholly consistent with UK practices, but consider it highly relevant that approximately 95% of the annual awards made to executives of the Carnival Corporation & plc group are made to executives outside of the UK.

The PLC Share Plan is attached as Annex B to this proxy statement. The principal provisions of the PLC Share Plan are summarized below. This summary is not complete and is qualified in its entirety by the terms of the PLC Share Plan.

Description of the PLC Share Plan

Purpose.  The purpose of the PLC Share Plan is to create an employment incentive by providing an opportunity to selected employees who are important to the success and growth of the business of Carnival Corporation & plc to own Carnival plc ordinary shares.

Types of Awards.  The PLC Share Plan allows three types of awards to be granted: options to purchase Carnival plc ordinary shares; restricted shares of Carnival plc ordinary shares; and restricted share units. These may be granted separately to any eligible employee or in any combination that the Compensation Committee may decide. The Compensation Committee will determine the value of any award to be granted to an individual taking into account an individual’s present and potential contribution to the success of Carnival Corporation & plc and the market practice for companies with global operations in the country where a participant is based.

Administration.  The PLC Share Plan will be administered by the Compensation Committee. The composition of the Compensation Committee is described in the section of this proxy statement entitled “Board Structure and Committee Meetings—Board Committees.” Subject to the limitations described below, the Compensation Committee has discretion to determine the type of award granted and has authority to interpret the PLC Share Plan and to make all determinations deemed necessary and advisable for its administration.

Eligibility.  The PLC Share Plan provides that all employees of Carnival plc and its subsidiaries (the “PLC Group”) are eligible to participate in the PLC Share Plan at the discretion of the Compensation Committee. It is anticipated that awards will be granted primarily to management and supervisory level employees, including executive directors. As of February 14, 2005, approximately 23,500 employees are eligible to participate in the PLC Share Plan.

Options.  Options to acquire Carnival plc ordinary shares may be granted at an exercise price determined by the Compensation Committee, which may not be less than the fair market value of a Carnival plc ordinary share at the time the option is granted. Options may be granted over American Depositary Shares (“ADSs”), each representing one ordinary share of Carnival plc, where appropriate for U.S.-based executives. In the UK and U.S., we intend that options may be granted as Inland Revenue approved options or as incentive stock options, respectively, to qualify for income tax relief on exercise, or as unapproved or non-qualified options. The Compensation Committee has discretion to decide the appropriate vesting schedule to be applied to an option which will determine when the option may be exercised. An option will not be exercisable more than ten years after the grant date.

Restricted Shares.  An award of restricted shares is a grant of Carnival plc ordinary shares on terms and conditions determined by the Compensation Committee. The Compensation Committee has discretion to determine the vesting schedule for restricted shares as it does for share options. Restricted shares may be forfeited in certain circumstances (see “Leaving Employment” below). Holders of an award of restricted shares will have all the rights of a shareholder of Carnival plc with regard to the restricted shares during the vesting period, including the right to vote the restricted shares. However, the Compensation Committee has discretion to determine whether cash or share dividends with respect to the restricted shares will be paid to the participant as they arise or whether they will be withheld and credited to the participant’s account, together with interest at a rate determined by the Compensation Committee to be paid to the participant when and if the restricted shares vest. If cash or share dividends are withheld by the Compensation Committee they will be forfeited if the restricted shares to which they are attributable are forfeited.

Restricted Share Units.  An award of restricted share units is a grant of a hypothetical investment in Carnival plc ordinary shares on terms and conditions (including vesting) determined by the Compensation Committee, with each restricted share unit representing a hypothetical investment in one Carnival plc ordinary share. A holder of restricted share units will receive one Carnival plc ordinary share, or the cash equivalent of one share (as determined by the Compensation Committee) in respect of each restricted share unit upon the satisfaction of the applicable vesting conditions. The Compensation Committee has discretion to determine the vesting schedule for restricted share units as it does for share options and restricted shares as well as whether the award will be settled in cash or by ordinary shares. During the vesting period, restricted share units may be forfeited in certain circumstances. Holders of an award of restricted share units shall not have any of the rights of a shareholder of Carnival plc with respect to the restricted share units. The Compensation Committee has discretion to determine whether dividend equivalents with respect to the restricted share units (being equal to the cash and share dividends on the shares represented by the restricted share units) will be paid to the participant as they arise or withheld and credited for the participant’s account, and interest may be credited on such dividend equivalents at a rate determined by the Compensation Committee. If dividend equivalents are withheld by the Compensation Committee they will be forfeited if the restricted share to which they are attributable are forfeited.

Annual Award Grant.  Awards will usually be granted to eligible employees on an annual basis. However, the Compensation Committee has discretion to grant additional awards to eligible employees at any time during the year when it deems advisable. Awards may not be granted when dealings in Carnival plc ordinary shares would not be permitted under the UK Listing Authority’s Model Code on restrictions in dealing in securities. Benefits under the PLC Share Plan will not be pensionable.

Performance Conditions.  The Compensation Committee has discretion to determine whether the grant or vesting of an award is subject to performance conditions. In determining whether performance conditions shall apply, the Compensation Committee shall have regard to the local practice in the country in which the participant is based.

Leaving Employment.  Unvested options will not normally be exercisable, and unvested restricted share awards and restricted share unit awards will normally be forfeited, if a participant leaves the employment of the PLC Group. There may be exceptions if a participant leaves employment in special circumstances, such as by reason of death, injury or disability, or retirement at normal retirement. A participant who ceases to be employed by the PLC Group for the purpose of accepting employment with Carnival Corporation or any of its subsidiaries, will not be treated as ceasing employment with the PLC Group.

Number of Shares Available.  The maximum number of Carnival plc ordinary shares that may be issued pursuant to awards under the PLC Share Plan when aggregated with any ordinary shares issued or remaining issuable pursuant to rights granted in any ten-year period under any employee share plan adopted by Carnival plc, may not exceed 10% of Carnival plc’s issued ordinary share capital from time to time, provided that no more than 3.5 million shares may be issued upon the exercise of incentive stock options. As of February 14, 2005, the closing price of one Carnival plc ordinary share was £31.56.

Change of Control.  In the event of a change of control of Carnival plc, a sale of substantially all the assets of the business of Carnival plc, a situation where the current members of the board of directors no longer represent a majority of the board (other than in the normal course of appointments and re-election of directors), or a court sanctioning a scheme of arrangement of Carnival plc, or a merger or other business combination affecting Carnival plc, awards will be capable of early exercise or release in full. The Compensation Committee may determine that awards should be exchanged for equivalent rights in respect of shares of the acquiring company (subject to the consent of that company) or that some other arrangement is more appropriate in which case early exercise of options and vesting of awards will not be permitted.

Variations of Share Capital.  In the event of a variation of share capital such as a rights or bonus issue, a share subdivision or the implementation by Carnival plc of a demerger or a special dividend or other corporate transaction which in the Compensation Committee’s opinion would materially affect the current or future value of awards, the number of Carnival plc ordinary shares which may be acquired pursuant to an award (and in the case of an option, the exercise price) may be adjusted in such manner as the Compensation Committee determines is appropriate.

Transferability.  Awards granted under the PLC Share Plan may not be transferred during a participant’s lifetime, except that the Compensation Committee may in its discretion allow certain transfers of nonqualified options and restricted shares to immediate family members by gift for estate planning purposes.

Amendment and Termination.  The Compensation Committee may amend the PLC Share Plan. However, the provisions governing eligibility requirements, equity dilution and the adjustments that may be made following a rights issue or any other variation of capital cannot be altered to the advantage of eligible employees or participants without the prior approval of Carnival plc’s shareholders (except for minor amendments to benefit the administration of the PLC Share Plan, to take account of a change in legislation or developments in the law affecting the PLC Share Plan, or to obtain or maintain favorable tax, exchange control or regulatory treatment for participants in the PLC Share Plan or any member of the PLC Group). In addition, no alteration may be made that would materially affect any subsisting rights of any participants without their prior consent. The Compensation Committee intends to adopt a sub-plan to the PLC Share Plan under which Inland Revenue approved options capable of attracting preferential tax treatment may be granted to UK employees. The Compensation Committee may adopt further sub-plans to the PLC Share Plan without shareholder approval to take account of tax, exchange control or securities laws which apply to employees in countries outside the UK. Shares made available under any sub-plan will count towards equity dilution limits. The PLC Share Plan will terminate ten years from the date of approval by the shareholders of Carnival plc, except that the rights of existing participants will not be affected by any termination.

Operation of the Plan.  Carnival plc ordinary shares used to satisfy awards may be purchased in the market or issued by Carnival plc. Ordinary shares held in treasury by Carnival plc may also be used to satisfy awards. The PLC Share Plan may be operated in conjunction with an employee trust. The trust may acquire and hold Carnival plc ordinary shares required to satisfy awards. Outstanding ordinary shares may be acquired by the trustee of the trust in the market or new ordinary shares may be issued by Carnival plc to the trustee.

Tax Effects of Plan Participation

The following summary generally describes the principal U.S. federal (and not foreign, state and local) income tax consequences of awards granted under the PLC Share Plan. It is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or to us. The provisions of the Code and Treasury Regulations are complicated and their impact in any one case may depend upon the particular circumstances. Each holder of an award under the PLC Share Plan should consult his or her own accountant, legal counsel or other financial advisor regarding the tax consequences of participation in the PLC Share Plan. This discussion is based on the Code as currently in effect.

Options.  If an option is granted to an employee in accordance with the terms of the PLC Share Plan, no income will be recognized by such employee at the time the option is granted. Generally, on exercise of a nonqualified option, the amount by which the fair market value of the shares on the date of exercise exceeds the purchase price of such shares will be taxable to the employee as ordinary income. The disposition of shares acquired upon exercise of a nonqualified option under the PLC Share Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period) in an amount equal to the difference between the amount realized on such disposition and the sum of the purchase price and the amount of ordinary income recognized in connection with the exercise of the nonqualified option.

Pursuant to currently applicable rules under Section 16(b) of the Exchange Act, the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under Section 16 of the Exchange Act (a “Section 16 Person”) begins the six-month period of potential short-swing liability. The taxable event for the exercise of an option that has been outstanding at least six months ordinarily will be the date of exercise. If an option is exercised by a Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to Section 83(b) of the Code to be taxed on the date of exercise. However, the six month period of potential short-swing liability may be eliminated if the option grant (i) is approved in advance by the Carnival plc board of directors (or a committee composed solely of two or more non-employee directors) or (ii) is approved in advance, or subsequently ratified by the shareholders no later than the next annual meeting of shareholders. Consequently, the taxable event for the exercise of an option that satisfies either of the conditions described in clauses (i) or (ii) above will be the date of exercise.

Generally, on exercise of an incentive option, an employee will not recognize any income and neither Carnival plc nor any of its subsidiaries will be entitled to a deduction for tax purposes. However, the difference between the purchase price and the fair market value of the shares received on the date of exercise will be treated as a positive adjustment in determining alternative minimum taxable income and the employee may be subject to the alternative minimum tax. The disposition of shares acquired upon exercise of an incentive option under the PLC Share Plan will ordinarily result in long-term or short-term capital gain or loss (depending on the applicable holding period). Generally, however, if the employee disposes of shares of Carnival plc acquired upon exercise of an incentive option within two years after the date of grant or within one year after the date of exercise (as “disqualifying disposition”), the employee will recognize ordinary income in the amount of the excess of the fair market value of the shares on the date of exercise over the purchase price (or, in certain circumstances, the gain on sale, if less). Any excess of the amount realized by the holder on the disqualifying disposition over the fair market value of the shares on the date of exercise of the incentive option will ordinarily constitute capital gain.

Restricted Shares.  An employee will not be subject to tax upon the grant of an award of restricted shares unless the employee otherwise elects to be taxed pursuant to Section 83(b) of the Code. On the date an award of restricted shares becomes transferable or is no longer subject to a substantial risk of forfeiture, the employee will have taxable compensation equal to the excess of the fair market value of the shares on that date over the amount the employee paid for such shares, unless the employee made an election under Section 83(b) of the Code to be taxed at the time of grant. (As discussed above, special rules would normally apply to the receipt and disposition of restricted shares to directors on account of Section 16(b) of the Exchange Act). The employee will have a tax basis in the shares equal to the amount the employee paid for such shares (generally, zero) plus the amount taxable as compensation to the employee. Upon the sale of the shares, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period.

Restricted Share Units.  An employee will not be subject to tax upon the grant of a restricted share unit award. An employee who receives a cash payment pursuant to a restricted share unit will have taxable compensation equal to the full amount of such payment. If an employee receives shares pursuant to a restricted share unit award, the employee will have taxable compensation equal to the fair market value of the shares on the date of receipt and the employee will have a tax basis in the shares equal the amount taxable as compensation to the employee. Upon the sale of the shares, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period.

New Plan Benefits

Because the composition of the awards to be granted in the future under the PLC Share Plan is at the discretion of the Compensation Committee, it is not possible to determine the benefits or amounts which will be received in the future under the PLC Share Plan by the Carnival plc executive directors.

The boards of directors unanimously recommend a vote FOR the adoption of the PLC Share Plan.

PROPOSAL 4 (Resolution 18)
APPROVAL OF THE CARNIVAL PLC 2005 EMPLOYEE STOCK PURCHASE PLAN

General.  As a result of the Corporate Restructuring, certain subsidiaries of Carnival Corporation, including Holland America Line Inc. (“HAL”), were transferred to the Carnival plc side of the DLC. As a result, employees of HAL were no longer eligible to participate in Carnival Corporation’s 1993 Employee Stock Purchase Plan. At the time of the Corporate Restructuring, it was determined that management would evaluate proposals to adopt another employee stock purchase plan in relation to ADSs for employees of Carnival plc with substantially similar terms to the Carnival Corporation 1993 Employee Stock Purchase Plan. Accordingly, on January 18, 2005, the boards of directors adopted, subject to shareholder approval, the Carnival plc 2005 Employee Stock Purchase Plan (the “2005 ESPP”). The 2005 ESPP is attached as Annex C to this proxy statement. The 2005 ESPP establishes an employee stock purchase plan for eligible employees of Carnival plc that is substantially similar to the Carnival Corporation 1993 Employee Stock Purchase Plan. The principal provisions of the 2005 ESPP are summarized below. This summary is not complete and is qualified in its entirety by the terms of the 2005 ESPP.

Approval of the 2005 ESPP is required in order to satisfy the requirements of Section 423 of the Code in order for the participants to qualify for favorable U.S. federal income tax treatment for shares purchased under the 2005 ESPP.

Description of the 2005 ESPP

Purpose.  The purpose of the 2005 ESPP is to provide eligible employees with the opportunity to acquire a proprietary interest in Carnival plc ordinary shares represented by ADSs. We believe that offering this opportunity will strengthen our ability to attract and retain the services of experienced and knowledgeable employees and more closely align the interests of such employees with those of our shareholders.

Administration.  The 2005 ESPP is administered by the Compensation Committee of Carnival plc. The composition of the Compensation Committee is described in the section of this proxy statement entitled “Board Structure and Committee Meetings—Board Committees.” The Compensation Committee has the

authority to interpret the 2005 ESPP, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations necessary for the administration of the 2005 ESPP.

Eligibility.  Employees of Carnival plc, to the extent the 2005 ESPP is offered to its employees, and employees of each of its subsidiaries to whom the 2005 ESPP is offered, are eligible to participate in the 2005 ESPP, except that the following may be excluded at the discretion of the Compensation Committee: (i) employees whose customary employment is 15 hours or less per week; (ii) employees whose customary employment is for not more than 5 months per year; and (iii) employees whose period of employment with Carnival plc or any subsidiary is less than six months. In addition, employees who own five percent or more of the voting stock of Carnival plc may not participate in the 2005 ESPP. As of February 14, 2005, we expect approximately 1,800 employees are eligible to participate in the 2005 ESPP.

Participation and Terms.  An eligible employee may elect to enroll in the 2005 ESPP at any time during the period from the 90th day to the 10th day prior to any offering by completing an enrollment form and either a withholding election form or a deposit election form approved by the Compensation Committee which indicates the amounts to be deducted from his or her salary or deposited and applied to the purchase of ADSs for that offering. The right to purchase ADSs under the 2005 ESPP is made available to eligible employees in a series of semi-annual offerings beginning on the first business day of each January and July. The payroll deduction or deposit must be within limits set by the Compensation Committee.

A purchase account is established for each participating employee and all payroll deductions or deposits made on behalf of each employee are credited to each such employee’s respective purchase account. As of each Investment Date (defined as the last Friday of each offering period), the amount credited to each participating employee’s purchase account is applied to purchase as many ADSs as may be purchased with such amount at the applicable purchase price. No participating employee may be granted an option that permits him or her to purchase in excess of $17,647.06 of ADSs per calendar year.

If the eligible employee elects to make deposits, such deposit must be delivered to Carnival plc on or before the 20th day prior to the Investment Date (defined as the last Friday of each offering period). The deposit election form is effective only for the offering for which it is filed. If the eligible employee files a withholding election form, such employee will be deemed to continue participation through payroll deductions for each subsequent offering until the election form ceases to be effective. If an eligible employee who has filed a withholding election form ceases to be eligible for payroll deductions at any time during an offering, any balance in his or her purchase account will be applied towards the purchase of ADSs on the next Investment Date. Any eligible employee who ceases to be eligible for participation at any time during an offering will be deemed to have ceased participation in the 2005 ESPP and the balance of his or her purchase account will be returned.

The purchase price for the ADSs shall be equal to the lesser of (A) the greater of (1) 85% of the average fair market values on the grant date and the Investment Date and the last Friday of each month within the offering period of one ADS or (2) 85% of the fair market value of one ADS on the grant date or (B) 85% of the fair market value of one ADS on the Investment Date. Participating employees are precluded from selling the ADSs purchased until one year from the Investment Date.

Number of Shares Authorized.  The maximum number of ADSs which may be purchased pursuant to the 2005 ESPP is 2,000,000 ADSs ($1.66 stated value) (subject to adjustment for any dividend, stock split or other relevant changes in Carnival plc’s capitalization or change in the ratio of ADSs to shares as set forth in the ADS Deposit Agreement). The 2005 ESPP is intended to go into effect on January 1, 2005. As of February 14, 2005, the closing price of one Carnival plc ADS was $59.60.

Amendment and Termination.  The board of directors of Carnival plc may amend the 2005 ESPP at any time, provided that if shareholder approval is required for the plan to continue to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act or Section 423 of the Code, such amendment shall not be effective unless approved by Carnival plc’s shareholders within twelve months after the date of the adoption by the board of directors. The 2005 ESPP may be terminated by the board of directors at any time.

Participation in the 2005 ESPP is solely at the discretion of the eligible participants, and we cannot determine at this time the number of ADSs that will be acquired in the future by any particular employee or group.

Tax Effects of Plan Participation

The 2005 ESPP is intended to be an “employee stock purchase plan” as defined in Section 423 of the Code. As a result, an employee participant will pay no federal income tax upon enrolling in the 2005 ESPP or upon purchase of the ADSs. A participant may recognize income and/or gain or loss upon the sale or other disposition of ADSs purchased under the plan, the amount and character of which will depend on whether the ADSs are held for two years from the first day of the offering period.

If the participant sells or otherwise disposes of the ADSs within that two-year period, the participant will recognize ordinary income at the time of disposition in an amount equal to the excess of the market price of the ADSs on the date of purchase over the purchase price and Carnival plc will be entitled to a tax deduction for the same amount.

If the participant sells or otherwise disposes of the ADSs after holding the ADSs for the two-year period, the participant will recognize ordinary income at the time in an amount equal to the lesser of (i) the excess of the market price of the ADSs on the first day of the offering period over the purchase price, or (ii) the excess of the market price of the ADSs at the time of disposition over the purchase price. Carnival plc will not be entitled to any tax deduction with respect to ADSs purchased under the 2005 ESPP if the ADSs are held for the requisite two-year period.

The employee may also recognize capital gain or loss at the time of disposition of the ADSs, either short-term or long-term, depending on the holding period for the ADSs.

The boards of directors unanimously recommend a vote FOR the adoption of the 2005 ESPP.

PROPOSALS 5 & 6 (Resolutions 19 & 20)
RE-APPOINTMENT AND REMUNERATION OF INDEPENDENT AUDITORS FOR CARNIVAL PLC AND RATIFICATION OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR CARNIVAL CORPORATION

The Audit Committee of the board of directors of Carnival plc has selected the UK firm of PricewaterhouseCoopers LLP as Carnival plc’s independent auditors for the year ending November 30, 2005, subject to approval of our shareholders. The Audit Committee of the board of directors of Carnival Corporation has selected the U.S. firm of PricewaterhouseCoopers LLP as Carnival Corporation’s independent registered certified public accounting firm for the year ending November 30, 2005. Representatives of both the U.S. and UK firms of PricewaterhouseCoopers LLP will be present at the annual meetings and will have an opportunity to make a statement if they desire to do so. The PricewaterhouseCoopers LLP representatives will be available to respond to appropriate questions from shareholders.

This resolution would re-appoint PricewaterhouseCoopers LLP as the independent auditors of Carnival plc until the conclusion of the next general meeting at which accounts are laid. It is a requirement of Section 385(2) of the Companies Act that Carnival plc appoint its independent auditors at a general meeting at which accounts are laid. You are also being asked to authorize the Audit Committee of Carnival plc to determine the remuneration of PricewaterhouseCoopers LLP as independent auditors of Carnival plc.

Although ratification by our shareholders of the appointment of independent certified public accountants for Carnival Corporation is not legally required, our boards of directors believe that such action is desirable. If our shareholders do not approve Proposal 5, the Audit Committees will consider the selection of another accounting firm for 2005 and future years.

The boards of directors unanimously recommend a vote FOR the re-appointment of the UK firm of PricewaterhouseCoopers LLP as Carnival plc’s independent auditors for the 2005 fiscal year, the authorization of the Audit Committee of Carnival plc to agree the remuneration of PricewaterhouseCoopers LLP and the ratification of the selection of the U.S. firm of PricewaterhouseCoopers LLP as Carnival Corporation’s independent registered certified public accounting firm for the 2005 fiscal year.

PROPOSAL 7 (Resolution 21)
RECEIPT OF ACCOUNTS AND REPORTS OF CARNIVAL PLC

The directors of Carnival plc are required by the Companies Act to present the financial statements, the UK statutory Directors’ Report and the auditors’ report relating to those accounts to the Carnival plc shareholders. Accordingly, the directors of Carnival plc lay before the annual meetings the Carnival plc accounts and the reports of the directors and auditors for the financial year ended November 30, 2004, which have been approved by and signed on behalf of Carnival plc’s board of directors and will be delivered to Companies House in the UK following the annual meetings. Shareholders are voting to approve receipt of these documents, as UK law does not require shareholder approval of the substance and content of these documents. The UK statutory Directors’ Report and the UK GAAP summary financial information for the financial year ended November 30, 2004 are attached to this proxy statement as Annex D. The full accounts and reports of Carnival plc will be available for inspection prior to and during the annual meetings.

Only Carnival plc is subject to these rules and, accordingly, no action is required in respect of the Carnival Corporation & plc consolidated financial statements.

The boards of directors unanimously recommend a vote FOR the receipt of the accounts and reports of Carnival plc for the financial year ended November 30, 2004.

PROPOSAL 8 (Resolution 22)
APPROVAL OF DIRECTORS’ REMUNERATION REPORT

The UK Directors’ Remuneration Report Regulations 2002 (the “Regulations”) require companies listed on the Official List of the UK Listing Authority to prepare a directors’ remuneration report, which must be put to a shareholder vote. Shareholders are voting to approve adoption of the Directors’ Remuneration Report, which is attached to this proxy statement as Annex E. UK law does not require shareholder approval of the substance and content of the Directors’ Remuneration Report. Accordingly, disapproval of the Directors’ Remuneration Report will not require us to amend the report although under applicable UK guidelines the boards and Compensation Committees are expected to take into account both the voting result and the views of our shareholders in their application, development and implementation of remuneration policies and schemes.

The Directors’ Remuneration Report sets out the board’s remuneration policy for the next and subsequent financial years and other details required by the Regulations and the Combined Code appended to the Listing Rules of the UK Listing Authority (the “UK Combined Code”).

No action is required in respect of the Report of the Compensation Committees of Carnival Corporation and Carnival plc included in this proxy statement as it is responsive to the rules of the U.S. Securities and Exchange Commission.

The boards of directors unanimously recommend a vote FOR the approval of the Carnival plc Directors’ Remuneration Report.

PROPOSALS 9 & 10 (Resolutions 23 & 24)
APPROVAL OF LIMITS ON THE AUTHORITY TO ALLOT CARNIVAL PLC SHARES
AND THE DISAPPLICATION OF PRE-EMPTION RIGHTS FOR CARNIVAL PLC

At the last Carnival plc annual general meeting, the shareholders of Carnival plc approved appropriate limits on the authority and power granted to directors by Carnival plc’s articles of association to allot ordinary shares of Carnival plc and to allot shares for cash without making a pre-emptive offer to existing shareholders. These prior authorizations lapse at the upcoming annual general meeting.

Under Article 30 of Carnival plc’s articles of association, the directors have, for a “prescribed period,” unconditional authority to allot ordinary shares in Carnival plc up to an aggregate nominal amount known as the “Section 80 amount.” The prescribed period and the Section 80 amount are approved by shareholders passing an ordinary resolution. By passing an ordinary resolution, shareholders are authorizing the board of Carnival plc to issue, during the prescribed period, up to an amount of shares having an aggregate nominal value equal to the Section 80 amount, without further shareholder approval. In the absence of such approval, the issuance of any additional shares would require shareholder approval.

Under Article 31, the directors have, for the same prescribed period, power to allot ordinary shares for cash without making a pre-emptive offer to existing shareholders up to an aggregate nominal amount known as the “Section 89 amount.” The Section 89 amount is approved by shareholders passing a special resolution. By passing a special resolution, shareholders are authorizing the board of Carnival plc to issue, during the same prescribed period, an amount of shares having an aggregate nominal value equal to the Section 89 amount, for cash without first offering them to existing shareholders of Carnival plc.

Carnival Corporation’s articles of incorporation do not contain provisions similar to Articles 30 and 31 of Carnival plc’s articles of association and holders of Carnival Corporation shares do not have pre-emption rights. Accordingly, no action is required in respect of Carnival Corporation’s authority to allot shares or to disapply pre-emption rights.

In common with many UK companies, resolutions to renew the prescribed period and re-establish the Section 80 amount and the Section 89 amount are normally proposed each year as the directors believe occasions may arise from time to time when it would be beneficial for shares to be allotted and for shares to be allotted for cash without making a pre-emptive offer. This is the purpose of Resolution 23 (an ordinary resolution) and Resolution 24 (a special resolution). As usual, the prescribed period is the period from the passing of the resolutions until the next annual general meeting.

Guidelines issued by the Association of British Insurers, whose member insurance companies are some of the largest institutional investors in UK listed companies, require the Section 80 amount to be limited to the lesser of (a) the authorized but unissued ordinary share capital and (b) one-third of the issued ordinary share capital. By reference to Carnival plc’s issued ordinary share capital on February 14, 2005, the maximum Section 80 amount is U.S.$22,715,147, which is the nominal value of the authorized but unissued ordinary share capital of Carnival plc and is equivalent to approximately 6.45% of Carnival plc’s issued share capital.

Guidelines issued by the Pre-emption Group, a group comprising representatives of UK listed companies, investment institutions and corporate finance practitioners and formed under the support of the LSE to monitor the operation of the Guidelines, recommend that a resolution to disapply Section 89 of the Companies Act should be limited to an amount of equity securities not exceeding 5% of the nominal value of the company’s issued ordinary share capital. By reference to Carnival plc’s issued ordinary share capital on February 14, 2005, the maximum Section 89 amount is U.S.$17,614,229.

The directors have no commitment or plans to allot additional shares of Carnival plc.

Carnival plc’s authorized share capital is $375 million and £100,002 divided into 225,903,614 ordinary shares of $1.66 each, two subscriber shares of £1 each, 99,998 preference shares of £1 each, a special voting share of £1 and an equalization share of £1. As of February 14, 2005, there were 212,219,628 ordinary shares allotted and issued. The proposals you are voting on do not increase the authorized share capital of Carnival plc.

The boards of directors unanimously recommend a vote FOR the approval of limits on the authority to allot Carnival plc shares and the disapplication of pre-emption rights for Carnival plc.

PROPOSAL 11 (Resolution 25)
GENERAL AUTHORITY TO BUY BACK CARNIVAL PLC ORDINARY SHARES

On October 25, 2004, Carnival Corporation and Carnival plc announced that their boards of directors had authorized the repurchase of up to an aggregate of $1 billion of Carnival Corporation and Carnival plc shares. Shareholder approval is not required for us to buy back shares of Carnival Corporation, but is required under the Companies Act for us to buy back shares of Carnival plc. Accordingly, shareholder approval to effect market purchases (within the meaning of Section 163(3) of the Companies Act) of up to 10,610,900 ordinary shares of Carnival plc (being approximately 5% of Carnival plc’s ordinary shares in issue) is being sought. Under the terms of the Equalization and Governance Agreement entered into between Carnival Corporation and Carnival plc on formation of the DLC structure, Carnival plc is restricted from repurchasing more than 5% of its shares in any 12 month period from April 17, 2005 until April 17, 2008.

Carnival plc’s board of directors confirms that the authority to purchase Carnival plc’s shares will only be exercised after careful consideration of prevailing market conditions and the position of Carnival plc. In particular the program will only proceed if we believe that it is in the best interests of Carnival plc and its shareholders generally. The boards of directors are making no recommendation as to whether shareholders should sell any shares in Carnival plc and/or Carnival Corporation.

If Carnival plc’s board of directors exercises the authority conferred by Proposal 11 (Resolution 25), we would have the option of holding the shares in treasury, or canceling them. Shares held in treasury can be re-sold for cash, used for employee share schemes or later cancelled. The board of directors thinks it prudent to maintain its discretion as to dealing with the purchased shares.

The Carnival plc board of directors considers that any buy back of Carnival plc may include the purchase of its American Depositary Receipts with a subsequent cancellation of the underlying ADSs. If the underlying ADSs are so cancelled, Carnival plc will either cancel or hold in treasury the ordinary share represented by such ADSs.

The minimum price (exclusive of expenses) which may be paid for each Carnival plc ordinary share is $1.66, and the maximum price which may be paid is an amount (exclusive of expenses) equal to 105% of the average middle market quotations for an ordinary share, as derived from the LSE Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased.

As of February 14, 2005, there are options outstanding to subscribe for 3,223,085 ordinary shares, which represent approximately 1.5% of Carnival plc’s issued share capital. If 10,610,900 ordinary shares of Carnival plc were purchased, these options would represent approximately 1.6% of Carnival plc’s issued share capital.

The authority to purchase Carnival plc ordinary shares will expire at the conclusion of the Carnival plc annual general meeting in 2006 or on October 15, 2006, whichever is earlier (except in relation to any purchases of shares the contract for which was entered before the expiry of such authority).

The boards of directors unanimously recommend a vote FOR the general authority to buy back Carnival plc ordinary shares.

BOARD STRUCTURE AND COMMITTEE MEETINGS

Independence of Board Members

The boards of directors has determined that each of the following directors is an “independent director” in accordance with the corporate governance rules of the NYSE as a result of having no material relationship with Carnival Corporation & plc other than (1) serving as a director and board committee member, (2) receiving related fees as disclosed in this proxy statement and (3) having beneficial ownership of Carnival Corporation and/or Carnival plc securities as disclosed in the section of this proxy statement entitled “Stock Ownership of Certain Beneficial Owners and Management”: Ambassador Richard G. Capen, Jr., Arnold W. Donald, Richard J. Glasier, Baroness Hogg, Modesto A. Maidique, John P. McNulty, Sir John Parker, Stuart Subotnick and Uzi Zucker.

Board Meetings

During the year ended November 30, 2004, the board of directors of each of Carnival Corporation and Carnival plc held a total of 10 meetings.

During the year ended November 30, 2004, each Carnival Corporation director and each Carnival plc director attended either telephonically or in person at least 75% of all Carnival Corporation board of directors and applicable committee meetings.

Our corporate governance guidelines provide that our non-management directors will meet privately in executive session at least quarterly. Our non-management directors (all of whom satisfy the independence requirements of the NYSE), acting in executive session, elected Stuart Subotnick as the Presiding Director to preside at these meetings. Mr. Subotnick also acts as the senior independent director under the UK Combined Code.

All board members are expected to attend our annual meetings of shareholders. At the 2004 annual meetings, all of the current board members of each company were in attendance, except for Richard J. Glasier who was not a director at that time.

Board Committees

The board of directors of each of Carnival Corporation and Carnival plc has established standing Audit, Nominating & Governance, Compensation and Executive Committees, which are comprised of the same directors for each company. A majority of the directors of each company and all of the members of the Audit Committee, Nominating & Governance Committee and Compensation Committee of each company are independent (as defined by the listing standards of the NYSE and the UK Combined Code).

The membership and function of each committee is described below and a copy of the charter of each of the Audit, Nominating & Governance and Compensation Committees is available on either of our websites, www.carnivalcorp.com or www.carnivalplc.com and is available in print to any shareholder who requests it. Our Audit Committee charter, which we revised on January 17, 2005, is also attached as Annex F to this proxy statement. Each committee will periodically review its charter in light of new developments in applicable regulations and may make additional recommendations to the boards to reflect evolving best practices.

Additional information with respect to Carnival plc’s corporate governance practices during the 2004 financial year is included in the Carnival plc Corporate Governance Report attached to this proxy statement as Annex G.

Name of Committee and Members	Functions of the Committee	Number of Meetings/ Consent Actions in Fiscal 2004
AUDIT: Stuart Subotnick, Chair Richard G. Capen, Jr. Arnold W. Donald Richard J. Glasier Sir John Parker	•Inspects the work and written reports of our internal audit department •Reviews submissions from independent auditors •Selects independent auditors and approves audit and non-audit fee services •Assists board oversight of: — the integrity of our financial statements; — our compliance with legal and regulatory requirements; — the independent auditors’ qualifications and independence; and — the performance of the internal audit function and the independent auditors	12
	•Prepares the report of the Audit Committee to be included in our proxy statement
NOMINATING & GOVERNANCE: Uzi Zucker, Chair Baroness Hogg Stuart Subotnick	•Develops and recommends to the boards Corporate Governance Guidelines reflecting the requirements applicable to companies listed for trading on the NYSE and the LSE •Identifies individuals qualified to become board members •Recommends to the boards the director nominees for the next annual meetings of shareholders •Recommends to the boards director nominees for each committee •Assists the boards with such other matters as may be set forth in its charter from time to time	5
COMPENSATION: Modesto A. Maidique, Chair Richard J. Glasier John P. McNulty Sir John Parker	•Discharges the board’s responsibilities relating to the compensation of independent directors and executive officers •Administers stock incentive plans •Approves grants of stock and option awards •Prepares the annual report on executive compensation to be included in our proxy statement •Makes recommendations to the board with respect to incentive compensation and equity-based plans	7
EXECUTIVE: Micky Arison, Chair Howard S. Frank Uzi Zucker	•Exercises the authority of the full board of directors in between board meetings	11

Corporate Governance Guidelines

Our Corporate Governance Guidelines address various governance issues and principles, including director qualifications and responsibilities, access to management personnel, director compensation, director orientation and continuing education and annual performance evaluations of the boards and directors. Our Corporate Governance Guidelines are posted on our websites at www.carnivalcorp.com and www.carnivalplc.com.

Nominations of Directors

Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate board of directors, each of which in turn has its own Nominating & Governance Committee. As the DLC structure requires that there be identical boards of directors, the Committees make one set of determinations in relation to both companies.

The Nominating & Governance Committees actively seek individuals qualified to become board members and recommend to the boards the nominees to stand for election as directors at the annual meetings of shareholders or, if applicable, at a special meeting of shareholders.

When evaluating prospective candidates for director, regardless of the source of the nomination, the Nominating & Governance Committees will consider, in accordance with their charter, such factors, as they deem appropriate, including:

•	the candidate’s judgment;

•	the candidate’s skill;

•	diversity considerations;

•	the candidate’s experience with businesses and other organizations of comparable size;

•	the interplay of the candidate’s experience with the experience of other board members; and

•	the extent to which the candidate would be a desirable addition to the boards and any committees of the boards.

The Nominating & Governance Committees will also use their best efforts to seek to ensure that the composition of the boards at all times adheres to the independence requirements applicable to companies listed for trading on the NYSE and the LSE. The Nominating & Governance Committees may consider candidates proposed by management, but is not required to do so. Other than the foregoing, there are no stated minimum criteria for director nominees.

The Nominating & Governance Committees identify nominees by first evaluating the current members of the boards willing to continue in service. Current members of the boards with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the boards with that of obtaining a new perspective. If any member of the boards does not wish to continue in service or if the Nominating & Governance Committees or the boards decide not to re-nominate a member for re-election, the Nominating & Governance Committees identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating & Governance Committees and the boards are polled for suggestions as to individuals meeting the criteria of the Nominating & Governance Committees. The Nominating and Governance Committees may engage a third party search firm to identify or evaluate or assist in identifying potential nominees.

Procedures Regarding Director Candidates Recommended by Shareholders

The Nominating & Governance Committees will also consider shareholder recommendations of qualified nominees when such recommendations are submitted in accordance with the procedures below. In order to have a nominee considered by the Nominating & Governance Committees for election at the 2006 annual meetings, a shareholder must submit its recommendation in writing to the attention of our Secretary at our headquarters not later than November 7, 2005. Any such recommendation must include:

•	the name and address of the candidate;

•	a brief biographical description, including his or her occupation for at least the last five years, and a statement of the qualifications of the candidate, taking into account the qualification requirements set forth above; and

•	the candidate’s signed consent to serve as a director if elected and to be named in the proxy statement.

Once we receive the recommendation, we will deliver to the candidate a questionnaire that requests additional information about the candidate’s independence, qualifications and other matters that would assist the Nominating & Governance Committees in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our proxy statement or other regulatory filings, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the Committees.

Communications between Shareholders and the Boards

Shareholders who wish to communicate with the boards should address their communications to the attention of the Secretary of Carnival Corporation and Carnival plc at 3655 N.W. 87th Avenue, Miami, Florida 33178-2428. The Secretary will maintain a log of all such communications, promptly forward to the Presiding Director those which the Secretary believes require immediate attention, and also periodically provide the Presiding Director with a summary of all such communications and any responsive actions taken. The Presiding Director will notify the boards or the chairs of the relevant board committees as to those matters that he believes are appropriate for further action or discussion.

Communications between Interested Parties and the Presiding Director

Interested parties who wish to communicate with the Presiding Director should address their communications to the attention of Stuart Subotnick at 3655 N.W. 87th Avenue, Miami, Florida 33178-2428. The Presiding Director will notify the boards or the chairs of the relevant board committees as to those matters that he believes are appropriate for further action or discussion.

Code of Business Conduct and Ethics

On January 21, 1997, Carnival Corporation adopted a Code of Business Conduct and Ethics, which Carnival Corporation has amended periodically to remain in line with best practices. The Code of Business Conduct and Ethics was amended most recently on January 20, 2004 and has been adopted by the board of Carnival plc. The Code of Business Conduct and Ethics applies to all employees and members of the boards of Carnival Corporation and Carnival plc. Our Code of Business Conduct and Ethics is posted on our websites at www.carnivalcorp.com and www.carnivalplc.com and is available in print to any shareholder who requests it.

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

Our non-employee directors are entitled to receive an annual retainer of $40,000 per year, an attendance fee per board meeting of $5,000 ($2,000 if meeting attended by telephone), equity compensation in the form of options to acquire shares of Carnival Corporation common stock (or, if the Outside Director Plan described in Proposal 2 is approved by our shareholders, restricted stock or restricted stock units, as further described below) and reimbursement for travel, meals and accommodation expenses attendant to their board membership. In certain circumstances, we request that the directors’ spouses attend a special event and we reimburse the directors for travel expenses incurred. In addition, non-employee directors receive additional compensation for serving as a member of a board committee, as follows:

	Retainer		Attendance Fee
	Chair	Member	In Person	By Telephone
Audit Committees	$15,000	$7,500	$3,000	$1,500
All other Committees	$7,500	$3,750	$2,500	$1,250

The fees in the table above reflect increases effective in October 2004 in committee retainer fees (generally by 50%) and increases in committee attendance fees by $500 (except telephonic participation in committee meetings other than the Audit Committee, which increased $250).

Baroness Hogg and Sir John Parker also received an additional $5,000 for each board meeting held outside the UK attended in person as part compensation for not accepting stock options.

For purposes of calculating fees, a board or committee meeting of Carnival Corporation and a concurrent or related board or committee meeting of Carnival plc constitute a single meeting. Directors who are employed by us or our subsidiaries do not receive any additional compensation for their board activities.

Carnival Corporation currently has a 2001 Outside Director Stock Option Plan, which was amended by our boards of directors on July 19, 2004 to increase the amount of the automatic annual option grant to non-executive directors from 6,000 to 10,000 shares, subject to approval of our shareholders, and further amended and restated by our boards of directors on January 18, 2005, also subject to shareholder approval, to, among other things, permit awards of restricted stock and restricted stock units and allow the Compensation Committee of Carnival Corporation discretion in determining whether grants of annual awards are to be in the form of stock options, restricted stock, restricted stock units or a combination thereof. See Proposal 2, Approval of the Carnival Corporation Amended and Restated 2001 Outside Director Stock Plan. If this plan is approved by the shareholders, the Compensation Committee of Carnival Corporation will have the discretion to grant options, restricted stock or restricted stock units in the amounts and in the manner described in Proposal 2.

During fiscal 2004, 10,000 options were granted on July 20, 2004 under the 2001 Outside Director Stock Option Plan at an exercise price equal to $45.92 to each of Messrs. Capen, Donald, Glasier, Maidique, McNulty, Subotnick and Zucker. Of each of these, 4,000 were granted subject to shareholder approval of the Outside Director Plan as described above. Baroness Hogg and Sir John Parker, as UK directors, have elected not to receive options under the 2001 Outside Director Stock Option Plan.

In October 2004, upon recommendation of our Compensation Committees, our boards of directors approved the increases in committee retainer fees and attendance fees described above and approved two new policies as follows:

•	Stock Ownership Guidelines. All non-executive directors should own at least 5,000 shares of either Carnival Corporation common stock or Carnival plc ordinary shares. This guideline should be achieved within five years from the date the guidelines were approved or three years if the amendments to the 2001 Outside Director Stock Option Plan are approved to permit the grant of restricted stock and restricted stock units to directors.

•	Product Familiarization. All non-executive directors are encouraged to take a cruise for up to 14 days per year for product familiarization and pay $35 per day for such cruises.

Carnival plc

Additional information with respect to Carnival plc’s compensation and reimbursement practices during fiscal 2004 for non-employee directors is included in the Carnival plc Directors’ Remuneration Report, which is attached as Annex E to this proxy statement.

EXECUTIVE COMPENSATION

Although Carnival Corporation and Carnival plc are two separate entities with separate officers, our business is run by a single management team. The following table sets forth all compensation awarded to, earned by, or paid to our Chief Executive Officer and our four other most highly compensated executive officers (each of whom are also members of our boards of directors) for the years ended November 30, 2004 and 2003. The compensation information for the year ended November 30, 2002 relates to Carnival Corporation only.

Summary Compensation Table

		Annual Compensation					Long Term Compensation Awards					Payouts
Name and Principal Position	Year	Salary ($)		Bonus ($)		Other Annual Compensation ($)(1)	Restricted Stock Awards ($)(2)		Number of Securities Underlying Options (#)(3) (4)		LTIP Payouts ($)		All other Compensation ($)
Micky Arison	2004	700,000		2,400,000	(5)	389,500	3,475,200		120,000		—		—
Chairman and	2003	500,000		1,675,000		101,200	2,654,000		120,000		—		—
CEO	2002	500,000		1,675,000		96,500	1,546,200		120,000		—		—

Howard S. Frank	2004	600,000		2,300,000		193,400	2,896,000		100,000		—		—
Vice Chairman	2003	400,000		1,645,000		198,100	4,913,650		100,000		—		—
and COO	2002	400,000		1,645,000		92,000	1,288,500		100,000		—		—

Robert H. Dickinson	2004	400,000		1,393,200	(6)	137,600	1,849,200		80,000		—		—
President and CEO	2003	400,000		1,256,200	(6)	98,900	5,688,400		80,000		—		—
of Carnival Cruise	2002	400,000		1,304,300	(6)	64,500	1,028,000		—		—		—
Lines

A. Kirk Lanterman	2004	214,000		2,352,100	(7)	—	—		—		—		18,450	(8)
Chairman and	2003	214,000		1,675,900	(7)	—	—		—		—		16,000	(8)
CEO of HAL	2002	214,000		2,425,000	(7)	—	—		—		—		15,700	(8)

Peter G. Ratcliffe	2004	1,100,000		814,000	(10)	60,500	1,393,200	(11)	50,000		—		12,300	(14)
CEO of P&O	2003	996,833	(9)	419,800	(10)	57,800	864,900	(11)	51,188	(12)	3,130,000	(13)	12,000	(14)
Princess Cruises
International

(1)	This column includes our aggregate incremental cost of providing perquisites and personal benefits to the named executive officers. The amounts of personal benefits shown in this column for fiscal 2004 that represent more than 25% of the applicable executive’s total Other Annual Compensation include: personal use of sporting event tickets of $178,211 to Mr. Arison; personal use of the Carnival Corporation aircraft of $148,336 to Mr. Arison and $135,636 to Mr. Frank; personal air travel of $80,597 to Mr. Dickinson; and private club membership of $21,669 and automobile lease of $21,977 to Mr. Ratcliffe. In accordance with U.S. Securities and Exchange Commission rules, as to any named executive officer, benefits aggregating less than $50,000 have been omitted.

(2)	Represents the value, based on the closing market price of Carnival Corporation common stock on the NYSE on the date of grant. As of November 30, 2004, Messrs. Arison, Frank, Dickinson and Ratcliffe held 300,000 shares, 330,000 shares, 328,000 and 10,000 shares of restricted Carnival Corporation common stock, respectively. The restricted shares owned by Messrs. Frank and Dickinson include a special one-time grant in April 2003 of 100,000 restricted shares of Carnival Corporation common stock to Mr. Frank in recognition of Mr. Frank’s additional role and responsibilities during the period leading up to competition clearance of the P&O Princess acquisition and the completion of the DLC transaction and 160,000 restricted shares of Carnival Corporation common stock to Mr. Dickinson in recognition of his continuing services as the President and Chief Executive Officer of Carnival Cruise Lines. Mr. Lanterman does not own any shares of restricted Carnival Corporation common stock. At November 30, 2004, based on the closing price of Carnival Corporation common stock on such date of $53.01 per share, such restricted shares of common stock owned by Messrs. Arison, Frank, Dickinson and Ratcliffe had a value of $15,903,000, $17,493,300, $17,387,280, and $530,100, respectively. The restricted shares of Carnival Corporation common stock held by such executive officers have the same rights with respect to dividends and other distributions as all other outstanding shares of Carnival Corporation common stock.

(3)	Except as otherwise indicated, represents options in respect of Carnival Corporation common stock. No stock appreciation rights were granted to any of the named executive officers.

(4)	In certain instances, options are granted to executive officers during the subsequent fiscal year in recognition of services rendered during the prior fiscal year.

(5)	Pursuant to Mr. Arison’s request, Carnival Corporation has donated the entire amount of Mr. Arison’s 2004 bonus to the American Red Cross International Relief Fund, the U.S. Fund for UNICEF and Save the Children Asia Earthquake/Tsunami Relief Fund to aid in the tsunami relief efforts in Asia and Africa.

(6)	Represents payments to Mr. Dickinson pursuant to the 1994 Carnival Cruise Lines Key Management Incentive Plan, which allows key management employees of Carnival Cruise Lines to participate in an incentive award pool based upon the net income of Carnival Cruise Lines reaching certain predetermined levels.

(7)	Represents amounts payable to Mr. Lanterman under an arrangement pursuant to which he receives a bonus based on a specified percentage of the consolidated net income of HAL Antillen N.V. and HAL, our subsidiaries.

(8)	Represents amounts paid on behalf of Mr. Lanterman pursuant to the Holland America Line Inc. Profit Sharing Plan (the “Profit Sharing Plan”) and the Holland America Line Inc. Employee Savings Plan (the “Savings Plan”). The amounts paid or accrued to Mr. Lanterman under the Profit Sharing Plan in fiscal 2004, 2003 and 2002 were $14,350, $12,000 and $12,000, respectively. The employer contributions made on behalf of Mr. Lanterman under the Savings Plan for fiscal 2004, 2003 and 2002 were $4,100, $4,000 and $3,700, respectively. The Profit Sharing Plan and the Savings Plan are generally available to all employees of HAL.

(9)	Represents Mr. Ratcliffe’s compensation for the fiscal year ended November 30, 2003 (including for the period through April 16, 2003, as Chief Executive Officer of P&O Princess Cruises plc).

(10)	Represents cash amounts payable to Mr. Ratcliffe under his employment agreement pursuant to which he receives a bonus contingent upon the net income of certain of specified cruise and tour brands, including Cunard Line, Ocean Village, P&O Cruises, P&O Cruises (Australia), P&O Travel, Princess Cruises, Princess Tours, Seabourn Cruise Line and Swan Hellenic units. The cash amount represents 50% of Mr. Ratcliffe’s bonus, the other 50% of which is payable in shares of Carnival plc pursuant to the Deferred Bonus Plan described in note (10) below.

(11)	Represents (a) the value of 10,000 shares of restricted Carnival Corporation common stock, based on the closing market price of Carnival Corporation common stock on the NYSE on the date of grant, and (b) the value of awards over shares in Carnival plc in respect of 50% of Mr. Ratcliffe’s annual bonus described in note (9) above. We anticipate that the share awards in respect of Mr. Ratcliffe’s 2004 bonus will be granted to him in February 2005. Pursuant to the terms of the P&O Princess Cruises Deferred Bonus and Co-Investment Matching Plan (the “Deferred Bonus Plan”), 50% of Mr. Ratcliffe’s bonus is payable in the form of a conditional right to receive Carnival plc shares after a three-year retention period. As of November 30, 2004, Mr. Ratcliffe held 22,167 share awards under the Deferred Bonus Plan, which were granted in respect of his 2002 and 2003 bonuses. At November 30, 2004, based on the closing price of Carnival plc ordinary shares on such date of £29.24, such 22,167 restricted shares had a value of £648,163 (or $1,227,621 based on the November 30, 2004 exchange rate of $1.894:£1), which shares do not have the right to dividends until the end of the retention period.

(12)	Represents options to purchase ordinary shares of Carnival plc granted to Mr. Ratcliffe on April 15, 2003.

(13)	Represents the value of 128,473 Carnival plc ordinary shares at the April 15, 2003 share price of $24.37 (based on an exchange rate of $1.5748:£1) acquired by Mr. Ratcliffe on April 15, 2003 through the acceleration resulting from the DLC transaction of LTIP options, LTIP awards, share awards and matching awards, granted to him by P&O Princess Cruises plc in his capacity as Chief Executive Officer of P&O Princess Cruises plc.

(14)	Represents employer contributions made on behalf of Mr. Ratcliffe under the Princess Cruises Retirement Savings Plan.

Additional information with respect to Carnival plc’s compensation and reimbursement practices during fiscal 2004 for non-employee (or non-executive) directors is included in the Carnival plc Directors’ Remuneration Report, which is attached as Annex E to this proxy statement.

Option Grants in Last Fiscal Year

The following table sets forth all stock options granted to our Chief Executive Officer and our four other most highly compensated executive officers during fiscal 2004.

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)(1)(2)	Percent of Total Options Granted to Employees in Fiscal Year(3)	Exercise or Base Price ($/Sh)(4)	Expiration Date	Grant Date Present Value ($)(5)
Micky Arison	120,000	2.42%	49.085	10/18/2014	1,998,000
Howard S. Frank	100,000	2.02%	49.085	10/18/2014	1,665,000
Robert H. Dickinson	80,000	1.61%	46.230	08/02/2014	1,289,600
A. Kirk Lanterman	—	—	—	—	—
Peter G. Ratcliffe	50,000	1.01%	43.610	04/21/2014	751,500

(1)	Represents options granted in respect of Carnival Corporation common stock, as no options in respect of Carnival plc ordinary shares were granted to our CEO and four other most highly compensated executive officers during fiscal 2004. No stock appreciation rights were granted to the executive officers in fiscal 2004.

(2)	The term for each option is ten years and, subject to accelerated vesting upon the death or disability of the option holder, each option is exercisable in amounts equal to twenty percent of the aggregate number of shares underlying the option, on the first through fifth anniversaries of the grant date.

(3)	Represents the percent of the aggregate of Carnival Corporation and Carnival plc options granted.

(4)	Represents fair market value of Carnival Corporation common stock at date of grant.

(5)	The Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value of the Carnival Corporation options set forth in this table at $15.03 per share at April 21, 2004, $16.12 per share at August 2, 2004 and $16.65 per share at October 18, 2004. Our use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option models require a prediction about the future movement of the stock price. The Grant Date Present Values presented in the table were determined in part using the following assumptions:

	April 21, 2004		August 2, 2004		October 18, 2004
Expected volatility	35.00%		35.00%		35.00%
Risk-free interest rate	3.76%		3.76%		3.56%
Expected dividend yield	1.35%		1.35%		1.43%
Expected option life	5.75	years	5.75	years	5.75	years

The real value of the options in this table depends upon the actual performance of Carnival Corporation common stock during the applicable period and upon when they are exercised. The approach used in developing the assumptions upon which the Black-Scholes valuation was done is consistent with the requirements of Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation.”

Aggregated Option Exercises in Last Fiscal Year and
Fiscal Year-End Option Values(1)

The following table provides information on the values of the exercised and unexercised options held by our Chief Executive Officer and our four other most highly compensated executive officers at November 30, 2004.

			Number of Securities Underlying Unexercised Options at Fiscal Year End(#)			Value of Unexercised In-the-Money Options at Fiscal Year End ($)
Name	Shares Acquired on Exercise (#)(1)	Value Realized ($)	Exercisable	Unexercisable		Exercisable		Unexercisable
Micky Arison	—	—	600,000	480,000		8,727,930	(2)	8,358,360	(2)
Howard S. Frank	—	—	500,000	400,000		8,147,575	(2)	6,965,300	(2)
Robert H. Dickinson	128,000	3,007,740	320,000	256,000		4,482,980	(2)	5,054,860	(2)
A. Kirk Lanterman	—	—	—	—		—		—
Peter G. Ratcliffe	—	—	0	50,000		0		470,500	(2)
			0	51,188	(3)	0		1,587,340	(4)

(1)	Except as otherwise indicated, represents options granted in respect of Carnival Corporation common stock. No stock appreciation rights are held by any of the named executive officers.

(2)	The value of the unexercised options is based upon the difference between the exercise price and the average of the high and low market prices of Carnival Corporation common stock on November 30, 2004 of $53.02.

(3)	Represents stock options granted in respect of Carnival plc ordinary shares.

(4)	The value of the unexercised options is based upon the difference between the exercise price and the mid-market price of Carnival plc ordinary shares on November 30, 2004 of $55.38 (based on an exchange rate of $1.894:£1).

Additional information with respect to option values for the directors of Carnival plc for the financial year ended November 30, 2004 is included in the Carnival plc Directors’ Remuneration Report, which is attached as Annex E to this proxy statement.

Compensation Agreements

Executive Long-Term Compensation Agreements

Carnival Corporation has entered into Executive Long-Term Compensation Agreements (the “Compensation Agreements”) with Micky Arison, its Chairman of the Board and Chief Executive Officer, Howard S. Frank, its Vice Chairman of the Board and Chief Operating Officer, and Robert H. Dickinson, President and Chief Executive Officer of Carnival Cruise Lines (each an “Officer”). The Compensation Agreements provide that during the term of such Officer’s employment, Carnival Corporation will provide long-term compensation (in addition to his annual compensation consisting of a base salary and annual bonus, which in the case of Mr. Dickinson is awarded under the 1994 Carnival Cruise Lines Key Management Incentive Plan) in the form of annual grants to each Officer, contingent upon satisfactory performance, as follows: Mr. Arison, 60,000 restricted shares of common stock and 120,000 options to purchase common stock; Mr. Frank, 50,000 restricted shares of common stock and 100,000 options to purchase common stock; and Mr. Dickinson, 40,000 restricted shares of common stock and 80,000 options to purchase common stock.

The options vest in five equal annual installments beginning one year from the date of grant and the restricted shares of common stock vest five years from the date of grant. Unvested options and restricted shares of common stock are forfeited if an Officer’s employment is terminated for cause, if he engages in competition with Carnival Corporation or if he violates the nondisclosure provisions of the Compensation Agreement.

Employment Agreements

Employment Agreement with A. Kirk Lanterman.  On December 1, 2004, HAL entered into a letter agreement with Mr. Lanterman regarding the terms of his employment for the month of December 2004 (the “December Employment Agreement”). Pursuant to the December Employment Agreement, Mr. Lanterman was paid $62,500, less applicable taxes and other standard deductions, including, but not limited to, medical insurance premiums and previously authorized 401(k) contributions, if any. In accordance with the December Employment Agreement, Mr. Lanterman resigned as a HAL employee effective December 31, 2004.

Employment Agreement with Peter G. Ratcliffe.  Peter G. Ratcliffe has entered into an employment agreement under which he acts as Chief Executive Officer of P&O Princess Cruises International responsible for the Cunard Line, Ocean Village, P&O Cruises, P&O Cruises (Australia), P&O Travel, Princess Cruises, Princess Tours, Seabourn Cruise Line and Swan Hellenic units (the “Covered Operations”). Beginning December 1, 2004, Seabourn Cruise Line will no longer be included among the Covered Operations. Mr. Ratcliffe’s base salary is $1.1 million with an annual bonus based on a specified percentage of the adjusted net income from the Covered Operations. Fifty percent of the annual bonus is payable in cash with the remaining fifty percent payable in the form of a right to receive shares in Carnival plc (“share awards”) after a retention period of three years pursuant to the terms of the Deferred Bonus Plan. The employment agreement provides that Carnival Corporation will provide an annual grant of options to purchase 50,000 shares of Carnival Corporation common stock, contingent upon satisfactory performance. The options vest in five equal annual installments beginning one year from the date of grant. Unvested options are forfeited if Mr. Ratcliffe’s employment is terminated for cause or because he is in material violation of the non-competition, non-disclosure or intellectual property provisions of his employment agreement, or by Mr. Ratcliffe prior to the age of 60 other than as a result of a terminal medical condition or for good reason as defined in his employment agreement.

Mr. Ratcliffe is also entitled to certain fringe benefits available to other senior executives as well as participation in the P&O Princess Cruises Pension Scheme and the Princess Cruises Supplemental Executive Retirement Plan.

If Mr. Ratcliffe’s employment agreement is terminated by Carnival plc without “cause” or is terminated by Mr. Ratcliffe with “good reason” (as such terms are defined in the employment agreement), Mr. Ratcliffe is entitled to compensation of base salary, a bonus equal to the bonus paid the year prior to termination and certain other benefits unless Mr. Ratcliffe becomes eligible for similar benefits from another employer prior to expiration of 12 months from the date of termination. If Mr. Ratcliffe’s employment is terminated for cause, no additional compensation is due. Termination for reasons other than termination for cause, termination by Mr. Ratcliffe without good reason or termination by reason of a material breach of the non-disclosure or intellectual property provisions of the employment agreement, permits Mr. Ratcliffe to retain his share awards and matching awards for the full retention period, subject to certain exceptions.

Additional long-term compensation information for the directors of Carnival plc for the financial year ended November 30, 2004 is included in the Carnival plc Directors’ Remuneration Report, which is attached as Annex E to this proxy statement.

Consulting Agreements

In 1999 and years prior thereto, A. Kirk Lanterman deferred receipt of a portion of his annual bonus. In exchange, Carnival Corporation and Mr. Lanterman entered into a Retirement and Consulting Agreement, which provides that Carnival Corporation will pay him the deferred bonus amounts plus interest in monthly installments over the 15 years following his retirement.

On November 30, 2004, HAL entered into an 11-month Consulting Agreement (the “Consulting Agreement”) with Mr. Lanterman. Pursuant to the Consulting Agreement, Mr. Lanterman resigned, effective as of the close of business on November 30, 2004, with respect to all positions as an officer and/or director of all affiliates and divisions of HAL, other than his positions as a director of Carnival Corporation and Carnival plc. Effective December 1, 2004 and through the term of the Consulting Agreement, Mr. Lanterman will have the title of “Chairman” of HAL, which shall be a non-executive title. During the term of the Consulting Agreement, Mr. Lanterman will provide such consulting services and other assistance as may be required by HAL’s President on strategic, financial and historical analyses and other various services that are specified by HAL’s President, up to a maximum of 1,000 hours annually.

The initial term of the Consulting Agreement will be from January 1, 2005 through November 30, 2005, and renews automatically for one additional year unless earlier terminated by either party, but in no event will the consulting agreement be extended beyond November 30, 2006.

The Consulting Agreement provides that Mr. Lanterman will receive annual compensation of $788,000, payable in monthly installments. He will not participate in any incentive compensation plans offered by HAL or any affiliate of HAL, but will be eligible for medical and dental insurance and certain other benefits. The Consulting Agreement contains confidentiality and indemnification provisions and may be terminated by HAL for good cause or upon the death or disability of Mr. Lanterman. HAL has also agreed to indemnify Mr. Lanterman from any losses arising from his provision of the consulting services subject to the Consulting Agreement, subject to customary exceptions. At the end of the term of the Consulting Agreement, no further severance or other payments shall be provided to Mr. Lanterman, except as set forth in the Retirement and Consulting Agreement between Mr. Lanterman and HAL as discussed above.

Equity Compensation Plans

Carnival Corporation

Set forth below is a table that summarizes compensation plans (including individual compensation arrangements) under which Carnival Corporation equity securities are authorized for issuance as of November 30, 2004.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	14,913,832	(1)	$34.99	34,407,041	(2)(3)
Equity compensation plans not approved by security holders	28,000	(4)	0	0
Total	14,941,832		$34.99	34,407,041

(1)	Includes outstanding options to purchase Carnival Corporation common stock under the Carnival Cruise Lines, Inc. 1987 Stock Option Plan, Carnival Corporation 1992 Stock Option Plan, Carnival Corporation 2002 Stock Plan, Carnival Corporation 1993 Outside Directors’ Stock Option Plan and Carnival Corporation 2001 Outside Director Stock Plan. Also includes 21,257 restricted stock units outstanding under the Carnival Corporation 2002 Stock Plan.

(2)	Includes Carnival Corporation common stock available for issuance as of November 30, 2004 as follows: 2,746,018 under the Carnival Corporation Employee Stock Purchase Plan, 31,111,023 under the Carnival Corporation 2002 Stock Plan and 550,000 under the Carnival Corporation 2001 Outside Director Stock Option Plan. This figure excludes securities reflected in column (a).

(3)	In addition to options, the Carnival Corporation 2002 Stock Plan and, in the event the shareholders approve the Outside Director Plan as described above, such plans provide for the award of restricted stock without limitation on the number of shares than can be awarded in either form.

(4)	Includes outstanding options to purchase Carnival Corporation common stock under the Outside Director Plan which were granted subject to shareholder approval as described above.

Carnival plc

Set forth below is a table that summarizes compensation plans (including individual compensation arrangements) under which Carnival plc equity securities are authorized for issuance as of November 30, 2004.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,283,367	$38.20	3,187,049
Equity compensation plans not approved by security holders	0	0	0
Total	3,283,367	$38.20	3,187,049

(1)	Converted from sterling, if applicable, using the exchange rate of $1.894:£1 on November 30, 2004.

DEFINED BENEFIT AND OTHER PLANS

Carnival Corporation

The following table sets forth the combined estimated pension benefits payable at age 65 (the “Normal Retirement Date”), pursuant to Carnival Corporation’s Supplemental Executive Retirement Plan (the “SERP”) and Nonqualified Retirement Plan for Highly Compensated Employees (the “Carnival Corporation Retirement Plan”).

	Years of Service
Pay	15	20	25	30	35
$1,750,000	$500,728	$675,728	$850,728	$850,728	$850,728
$2,000,000	$575,728	$775,728	$975,728	$975,728	$975,728
$2,250,000	$650,728	$875,728	$1,100,728	$1,100,728	$1,100,728
$2,500,000	$725,728	$975,728	$1,225,728	$1,225,728	$1,225,728
$2,750,000	$800,728	$1,075,728	$1,350,728	$1,350,728	$1,350,728

Carnival Corporation established the SERP to provide benefits to a select group of management or highly compensated employees. Currently, only Robert H. Dickinson and Howard S. Frank are eligible to participate. The SERP provides a benefit equal to 50% of cash compensation (as defined in the SERP) reduced proportionately for each year of service less than 25. Mr. Dickinson and Mr. Frank have already satisfied the 25-year service requirement. The SERP provides an early retirement benefit at age 55 after completion of 15 years of service, subject to a reduction of 0.25% for each month that distribution of benefits precedes the participant’s Normal Retirement Date. The SERP benefit is offset for any benefit payable under the Carnival Corporation Retirement Plan and for Social Security benefits. The form of payment is either a lump-sum, life annuity (with either a 5-year or 10-year certain benefit) or a joint and survivor annuity for married participants.

A participant’s benefits under the Carnival Corporation Retirement Plan are calculated based on an employee’s length of service with Carnival Corporation and the average of the participant’s five highest consecutive years of compensation (including base pay, overtime, bonuses and commissions) out of the last ten years of service. The eligible compensation with respect to the individuals named in the Summary Compensation Table includes base salary and cash bonuses. The Carnival Corporation Retirement Plan provides an early retirement benefit at age 55 after completion of 15 years of service, subject to a reduction of 0.5% for each month that distribution of benefits precedes the participant’s Normal Retirement Date.

The normal form of payment is a straight life annuity with benefits ceasing at the later of the death of the participant or five years from the date of first payment. If the employee is married, pension benefits are presumptively payable on a reduced 50% joint and survivor annuity basis with the employee’s spouse as the contingent annuitant. If the employee is not married, pension benefits are paid as a lump sum to the participant’s beneficiary or estate, as applicable. For retired or terminated employees, other forms of distribution are available under the Carnival Corporation Retirement Plan.

The Carnival Corporation Retirement Plan does not reduce benefits on account of Social Security (or any other benefit), other than as reflected in the benefit formula which is integrated with Social Security.

As of December 31, 2004, the years of credited service under the Carnival Corporation Retirement Plan for each of the executive officers named in the Summary Compensation Table, except for A. Kirk Lanterman and Peter G. Ratcliffe, who are not eligible for participation in the Carnival Corporation Retirement Plan, was as follows: Micky Arison, age 55, with 30 credited years of service; Robert H. Dickinson, age 62, 30 years; and Howard S. Frank, age 64, 16 years. In consideration of Mr. Frank’s forfeiture of retirement benefits from his prior employer, on April 17, 1995, the Compensation Committee approved an agreement with Mr. Frank whereby Carnival Corporation agreed to compensate Mr. Frank upon his retirement for benefits he would have received under the Carnival Corporation Retirement Plan if he had been credited with an additional 13 years of service in addition to the actual years of credited service, reduced by the amounts payable to him under the Carnival Corporation Retirement Plan. He is also credited with an additional 13 years of service under the SERP.

Carnival Corporation has a benefit limitation policy for the Carnival Corporation Retirement Plan consistent with Section 415 of the Internal Revenue Code of 1986 (the “Code”) applicable only to Mr. Arison. The annual compensation covered by the Carnival Corporation Retirement Plan for the calendar year 2004 for Mr. Arison is limited to $301,903 (as may be indexed) pursuant to Section 401(a)(17) of the Code. Based on Mr. Arison’s level of compensation and his 30 credited years of service, the estimated benefits payable to Mr. Arison at the Normal Retirement Date pursuant to the Carnival Corporation Retirement Plan is $132,850, currently being the maximum benefit under the plan.

Carnival plc

UK Pension Scheme

Pursuant to the P&O Princess Cruises Pension Scheme (the “UK Scheme”), a UK Inland Revenue approved defined-benefit scheme, participants generally accrue pension rights at a rate of up to 1/60th of final salary for each year of service, although the accrual rate varies by employee. For this purpose, final salary is generally defined as the basic salary received in the final 12 months of service, subject to certain adjustments. Normal retirement age is 63 for general employees and 60 for sea staff and certain senior executives. Additional cash supplements are paid depending on the number of years of pensionable service.

Peter G. Ratcliffe, our only named executive officer who is eligible for pension benefits from Carnival plc, has 34 years of credited service under the UK Scheme. Under the UK Scheme, in the event of compulsory early retirement, or voluntary early retirement after the age of 55, Mr. Ratcliffe would receive a minimum pension of two-thirds of his final salary subject to UK Inland Revenue limits. The estimated annual benefits payable upon retirement to Mr. Ratcliffe under the UK Scheme at the normal retirement age of 60 is $802,933 based on unchanged basic salary.

Supplemental Executive Retirement Plan

Carnival plc has established the Princess Cruises Supplemental Executive Retirement Plan in the United States (the “Supplemental Plan”). This plan provides benefits to supplement those received from other plans, including the UK Scheme. The overall effect is to provide, on retirement, a pension of 65% of final salary, subject to having completed 15 years of service. For this purpose, final salary is the average basic salary for the five years immediately preceding retirement. Mr. Ratcliffe’s service in the Supplemental Plan commenced on September 1, 1986, so as his service exceeds 15 years, the maximum pension would be payable on retirement. Normal retirement age is 60. If benefits from the U.K. Scheme exceed those resulting from the Supplemental Plan, no further amounts are payable under the Supplemental Plan. Currently, benefits payable to Mr. Ratcliffe under the UK Scheme exceed those resulting from the Supplemental Plan and, accordingly, no amounts are payable to him under the Supplemental Plan.

Additional information with respect to pension plan arrangements for Carnival plc for the financial year ended November 30, 2004 is included in the Carnival plc Directors’ Remuneration Report, which is attached as Annex E to this proxy statement.

REPORT OF THE COMPENSATION COMMITTEES

Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate board of directors, each of which in turn has its own Compensation Committee. As there is a single management team, the Compensation Committees (which have four identical members), make one set of determinations in relation to both companies.

This report of the Compensation Committees sets out the compensation policies of the Compensation Committee with respect to the Chief Executive Officer and the four other most highly compensated executive officers for the year ended November 30, 2004, details of whose compensation is set forth under “Executive Compensation” in accordance with U.S. Securities and Exchange Commission requirements. Further information on our compensation policies as required under applicable UK law is set out in the Carnival plc Directors’ Remuneration Report, which is attached as Annex E to this proxy statement.

The Compensation Committees are responsible for annually approving the cash compensation, including annual performance-related bonuses, payable to the executive officers and for the administration of the Carnival Corporation and Carnival plc equity-based incentive plans.

The Compensation Committee for each of Carnival Corporation and Carnival plc is currently comprised of Modesto A. Maidique, Richard J. Glasier, John P. McNulty and Sir John Parker, each of whom is independent as defined by the listing standards of the NYSE and the UK Combined Code.

Compensation Philosophy

The key components of the compensation of the Chief Executive Officer and the other executive officers are base salary, annual performance-related bonus and equity-based incentives. The overall objective is to position the total potential compensation at approximately the 75th percentile of comparator group of U.S. companies (being companies of similar size in the entertainment, hospitality and media industries) (the “Comparative Group”), as well as to provide both short-term rewards and long-term incentives for positive individual and corporate performance.

Carnival Corporation & plc is a global entity with executives working and living in different parts of the world with a majority of senior employees located in the U.S., and most of the remainder in the UK and Italy. As a global entity, it is challenging to establish consistent compensation practices across geographic and corporate lines that satisfy the particular requirements of all jurisdictions. Since the largest presence of executives is in the U.S., U.S. compensation practice shapes our compensation policy. However, the Compensation Committees seek to incorporate UK compensation principles, including the UK Combined Code, as far as practicable, unless the application of those principles would be uncompetitive in the U.S. or other markets, would result in substantial inconsistencies within the Carnival Corporation & plc group, or would restrict the Carnival Corporation & plc group’s ability to transfer executives between brands. The overall remuneration objective is to pay high rewards for the continued delivery of high performance from a modest base salary.

The various components of executive compensation are discussed below.

Base Salaries

Overall, the base salaries of the executive officers, including the base salary of the Chief Executive Officer, are set at a level the Compensation Committees believe to be at approximately the 50th percentile of the Comparative Group. The objective is to emphasize the performance-related annual bonus as the most important cash compensation feature of executive compensation as a reward for contributions made towards achieving Carnival Corporation & plc’s goals, including profitability.

Bonuses

The bonuses for each of the Chief Executive Officer and the Chief Operating Officer were determined by the Compensation Committees after taking into account the operating income of Carnival Corporation & plc, the individual performance of such executives and the shareholder return reflected in the Stock Performance Graphs appearing elsewhere in this proxy statement.

The annual bonuses to the heads of our operating companies are based on the financial performance of their respective operating units. The annual bonus to Robert H. Dickinson is based on the financial performance of Carnival Cruise Lines and determined pursuant to the terms of the 1994 Carnival Cruise Lines Key Management Incentive Plan (the “CCL Plan”). Beginning in fiscal 2005, Mr. Dickinson’s annual bonus will be determined in accordance with a new management incentive plan that the Compensation Committees recently adopted for Carnival Cruise Lines. The annual bonus for A. Kirk Lanterman, the former Chief Executive Officer of HAL was based on the financial performance of Hal Antillen N.V and HAL. The annual bonus for Peter G. Ratcliffe is based on the financial performance of the brands for which he was responsible during the fiscal year (for 2004 being Cunard Line, Ocean Village, P&O Cruises, P&O Cruises (Australia), P&O Travel, Princess Cruises, Princess Tours, Seabourn Cruise Line and Swan Hellenic).

Equity-Based Incentives

The third component of Carnival Corporation & plc’s executive compensation is comprised of stock-based incentive plans. Whereas the cash bonus payments are intended to reward positive short-term individual and corporate performance, grants under the equity-based plans are intended to provide executives with longer-term incentives, which appreciate in value with the continued favorable future performance of Carnival Corporation & plc. The Compensation Committees approved individual compensation agreements that provide for grants of stock options and/or restricted stock pursuant to the 2002 Stock Plan, the Carnival plc Executive Share Option Plan and the other equity-based incentive plans described elsewhere in this proxy statement based on the individual performance and responsibilities of the executive officers, taking into account the following:

•	The overall financial performance of Carnival Corporation & plc in the previous fiscal year; and

•	The personal contribution that each executive has made to the:

•	development of a strategy to deliver future growth;

•	ongoing creation of a competitive cost structure; and

•	overall corporate success of Carnival Corporation & plc through the spread of best practice.

Annual grants of stock options or restricted shares pursuant to individual compensation agreements are subject to a determination of satisfactory performance by the Compensation Committees.

Other Compensation

Carnival Corporation and Carnival plc have entered into various compensation-related agreements with each of the executive directors and certain individual officers. See “Executive Compensation—Executive Long-Term Compensation Agreements” and “Executive Compensation—Employment Agreements.” Such agreements include stock compensation agreements and employment agreements. The Compensation Committees and the boards of directors will continue to consider such arrangements in the future in connection with circumstances that warrant an individualized compensation arrangement.

In fiscal 2004, some of Carnival Corporation’s executive officers also participated in Carnival Corporation’s nonqualified defined benefit pension plan and all were able to participate in Carnival Corporation’s nonqualified 401(k)/profit sharing plan. In addition, two of Carnival Corporation’s executive officers participated in Carnival Corporation’s supplemental executive retirement plan and Peter G. Ratcliffe participated in the Carnival plc UK Scheme and Supplemental Plan.

Advisors

The Compensation Committees engaged an outside compensation consultant, Watson, Wyatt & Company, to conduct a review of executive remuneration within the Carnival Corporation & plc group. The review provided the Compensation Committees with benchmark data on awards within the Comparative Group on the basis of which the Compensation Committees were able to frame a more definitive compensation policy.

The Compensation Committee of Carnival Corporation	The Compensation Committee of Carnival plc
Modesto A. Maidique, Chairman	Modesto A. Maidique, Chairman
Richard J. Glasier	Richard J. Glasier
John P. McNulty	John P. McNulty
Sir John Parker	Sir John Parker

STOCK PERFORMANCE GRAPHS

Carnival Corporation

The following graph compares the Price Performance of $100 if invested in Carnival Corporation common stock with the Price Performance of $100 if invested in each of the S&P 500 Index, the Dow Jones Industry Group REQ (recreational product and services index) and the FTSE 100 Index. The Price Performance, as used in the Performance Graph, is calculated by assuming $100 is invested at the beginning of the period in Carnival Corporation common stock at a price equal to the market value. At the end of each fiscal year the total value of the investment is computed by taking the number of shares owned, assuming Carnival Corporation dividends are reinvested on an annual basis, times the market price of the shares at the end of each fiscal year.

	1999	2000	2001	2002	2003	2004
Carnival Corporation	100	52	61	67	85	130
Dow Jones Industry Group/REQ	100	85	76	79	82	112
S&P 500 Index	100	95	84	70	81	91
FTSE 100 Index	100	95	83	68	74	83

Carnival plc

The following graph compares the Price Performance of $100 invested in Carnival plc ADSs, each representing one ordinary share of Carnival plc (prior to April 17, 2003 each ADS represented four ordinary shares of Carnival plc), with the Price Performance of $100 invested in each of the S&P 500 Index, the Dow Jones Industry Group REQ (recreational product and services index) and the FTSE 100 Index. The Price Performance, as used in the Performance Graph, is calculated by assuming $100 was invested in Carnival plc ADSs at a price equal to the market value on October 23, 2000, the date on which Carnival plc ordinary shares and ADSs were originally listed on the LSE and the NYSE, respectively, upon the demerger of the cruise business of P&O. Prior to October 23, 2000, there was no public market for Carnival plc equity securities. The total value of the investment at the end of each subsequent fiscal year is computed by taking the number of ADSs owned, assuming Carnival plc dividends are reinvested on an annual basis, times the market price of ADSs at the end of each fiscal year.

	Oct. 23, 2000	2000	2001	2002	2003	2004
Carnival plc	100	88	133	185	257	415
Dow Jones Industry Group/REQ	100	104	104	110	119	162
S&P 500 Index	100	92	81	68	78	88
FTSE 100	100	97	85	70	76	85

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

Audit and Non-Audit Fees

PricewaterhouseCoopers were the auditors of Carnival Corporation during 2003 and 2004 and of Carnival plc since April 18, 2003. KPMG Audit plc were the auditors of Carnival plc for the period January 1, 2003 through April 17, 2003. Aggregate fees for professional services rendered by PricewaterhouseCoopers LLP for the years ended November 30, 2004 and 2003 and by KPMG Audit plc for the period January 1, 2003 through April 17, 2003 are set forth below.

	Carnival Corporation & plc 2004 (in millions)(1)		Carnival Corporation & plc 2003 (in millions)(1)(2)	Carnival plc January 1, 2003 through April 17, 2003 (in millions)(3)
Audit Fees	$3.9		$1.5	$0.1
Audit-Related Fees	0.0	(4)	0.7	0.8
Tax Fees	0.5		0.2	0.9
All Other Fees	0.2		0.1	—
Total	$4.6		$2.5	$1.8

(1)	Represents fees for professional services rendered by PricewaterhouseCoopers LLP for Carnival Corporation & plc.

(2)	Includes fees for audit and audit related services for Carnival Corporation for 2003 and for Carnival plc for the period April 18, 2003 through November 30, 2003.

(3)	Represents fees for professional services rendered by KPMG Audit plc for Carnival plc.

(4)	Audit-Related Fees were $48,000, primarily for employee benefit plan audits.

Audit Fees for PricewaterhouseCoopers LLP for 2004 and 2003 were for professional services rendered for the audits of the consolidated financial statements of Carnival Corporation & plc, quarterly review of these consolidated financial statements included in our joint quarterly reports on Form 10-Q, audits of the Carnival plc UK GAAP financial statements, consents, opinions on management’s assessment of and our effectiveness of internal control over financial reporting in connection with our compliance with Section 404 of the Sarbanes-Oxley Act of 2002, comfort letters, registration statements, statutory audits of various international subsidiaries and other agreed upon procedures required to complete the year end audits of the consolidated financial statements. Substantially all of the increase in Audit Fees in 2004 compared to 2003 is attributable to the Section 404 report. Audit fees for KPMG Audit plc for the period from January 1, 2003 through April 17, 2003 were for professional services rendered for a quarterly review.

Audit-Related Fees for PricewaterhouseCoopers LLP for 2003 were for assurance and related services primarily associated with the DLC transaction with P&O Princess Cruises plc, other due diligence services, employee benefit plan audits and internal control reviews. Audit-related fees for KPMG Audit plc for the period from January 1, 2003 through April 17, 2003 were primarily for services related to the DLC transaction.

Tax Fees for PricewaterhouseCoopers LLP for 2004 and 2003 were for services related to tax compliance and tax planning. Tax fees for KPMG Audit plc for the period from January 1, 2003 through April 17, 2003 were primarily for services related to the DLC transactions.

All Other Fees for PricewaterhouseCoopers LLP for 2004 and 2003 were primarily for actuarial services and employee benefit plan consulting and Immigration and Naturalization Service certifications.

All of the services described above were approved by the Audit Committees, and in doing so, the Audit Committees did not rely on the de minimis exception set forth in Rule 2-01(c)(7)(i)(C) under Regulation S-X.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

In December 2003, the Audit Committees adopted Key Policies and Procedures which address, among other matters, pre-approval of audit and permissible non-audit services provided by the independent auditors. The Key Policies and Procedures require that all services to be provided by the independent auditors must be approved by the Audit Committees. To facilitate smaller projects that may arise between scheduled meetings of the Audit Committees, the Committees have pre-approved the provision of certain defined services by the independent auditors, subject to an annual threshold of $100,000. For both types of pre-approval, the Audit Committees consider whether such services are consistent with the rules of the U.S. Securities and Exchange Commission on auditor independence.

REPORT OF THE AUDIT COMMITTEES

Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate board of directors, each of which in turn has its own Audit Committee. In accordance with their charter (a copy of which is attached as Annex F to this proxy statement), each Audit Committee assists the relevant board of directors in carrying out its oversight of:

•	the integrity of the relevant financial statements;

•	the company’s compliance with legal and regulatory requirements;

•	the independent auditors’ qualifications and independence; and

•	the performance of the company’s internal audit functions and independent auditor and independent registered certified public accounting firm.

Both Audit Committees are subject to the audit committee independence requirements under the corporate governance standards of the NYSE and relevant U.S. Securities and Exchange Commission rules, and the Audit Committee of Carnival plc is also subject to the requirements of the UK Combined Code. The two Audit Committees have identical members and each currently consists of five independent (as defined by the listing standards of the NYSE currently in effect and the UK Combined Code), non-employee directors. Each board of directors has determined that Stuart Subotnick is both “independent” and an “audit committee financial expert,” as defined by SEC rules. In addition, the board of Carnival plc has determined that Stuart Subotnick has “recent and relevant financial experience” for purposes of the UK Combined Code.

Management has primary responsibility for Carnival Corporation & plc’s financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements. Carnival Corporation & plc’s independent auditors are responsible for performing an independent audit of those financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committees are responsible for monitoring and overseeing the financial reporting process and the preparation of consolidated financial statements and for supervising the relationship between Carnival Corporation & plc and its independent auditors, as well as reviewing the group’s systems of internal controls and compliance with the group Code of Business Conduct and Ethics. The Audit Committees have met and held discussions with management of Carnival Corporation & plc and the independent auditors. In this context, management represented to the Audit Committees that Carnival Corporation & plc’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committees (i) reviewed and discussed Carnival Corporation & plc’s audited financial statements for the year ended November 30, 2004 with Carnival Corporation & plc’s management and with Carnival Corporation & plc’s independent auditors; (ii) discussed with Carnival Corporation & plc’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received the written disclosures and the letter from Carnival Corporation & plc’s independent accountants required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) and discussed with Carnival Corporation & plc’s independent auditors the independent auditor’s independence. The Audit Committees also considered whether the provision to the relevant entity by the independent auditors of non-audit services was compatible with maintaining the independence of the independent auditors. Based on the reviews and discussions described above, the Audit Committees recommended to the boards of directors that the audited consolidated financial statements of Carnival Corporation & plc be included in Carnival Corporation & plc’s Annual Report on Form 10-K for the year ended November 30, 2004 for filing with the U.S. Securities and Exchange Commission.

The Audit Committee of Carnival Corporation	The Audit Committee of Carnival plc
Stuart Subotnick, Chairman	Stuart Subotnick, Chairman
Richard G. Capen, Jr.	Richard G. Capen, Jr.
Arnold W. Donald	Arnold W. Donald
Richard J. Glasier	Richard J. Glasier
Sir John Parker	Sir John Parker

TRANSACTIONS OF MANAGEMENT AND DIRECTORS

Transactions with Micky Arison. Micky Arison, our Chairman and Chief Executive Officer is also the Chairman and Chief Executive Officer and the indirect sole shareholder of Florida Basketball Associates, Inc., the sole general partner of the Miami Heat Limited Partnership (“MHLP”), the majority owner of the Miami Heat, a professional basketball team. Pursuant to a five-year advertising and promotion agreement between Carnival Cruise Lines and MHLP, Carnival Cruise Lines agreed to pay an aggregate of $240,000 per year (subject to a 3% increase for each additional year) for the advertising and promotion of Carnival Cruise Lines during Miami Heat games played at the American Airlines Arena, located in Miami, Florida. In addition, Carnival Corporation entered into a seven-year agreement with Basketball Properties, Ltd. for the use of six courtside lounge seats at the Miami Heat games played at the American Airlines Arena and other public events at the arena. Under the agreement, Carnival Corporation agreed to pay $180,000 per year for the first five years, subject to a 5% increase in years six and seven.

Transactions with the Ted Arison Family Foundation USA, Inc. Shari Arison is the Chairman of the Board of Trustees and President of the Ted Arison Family Foundation USA, Inc. (the “Foundation”), a charitable foundation established by Carnival Corporation’s founder, Ted Arison. Carnival Corporation leases approximately 100 square feet of office space to the Foundation and employs one of its employees. During fiscal 2004, Carnival Corporation received approximately $115,000 from the Foundation for both lease payments and for all costs incurred by Carnival Corporation related to this employee. It is expected that Carnival Corporation will continue these arrangements with the Foundation in the future.

Registration Rights. Pursuant to a letter agreement (the “Trust Registration Rights Agreement”) dated July 11, 1989, Carnival Corporation granted to the Ted Arison Irrevocable Trust (the “Irrevocable Trust”) and the Arison Children’s Irrevocable Trust (the “Children’s Trust,” and together with the Irrevocable Trust, the “Trusts”) certain registration rights with respect to certain shares of Carnival Corporation common stock held for investment by the Trusts (the “Shares”). The beneficiaries of the Trusts included the children of Ted Arison, including Micky Arison, our Chairman of the boards and Chief Executive Officer, and Shari Arison, a major shareholder. Effective December 26, 1991, the Children’s Trust was divided into three separate continued trusts, including continued trusts for Micky Arison, Shari Arison and Michael Arison.

Under the Trust Registration Rights Agreement, Carnival Corporation has granted the Trusts demand and piggyback registration rights. Carnival Corporation is not required to effect any demand registration unless all of the Shares owned by either of the Trusts are included in the demand. Carnival Corporation has agreed to bear all expenses relating to such demand and piggyback registrations, except for fees and disbursements of counsel for the Trusts, selling costs, underwriting discounts and applicable filing fees.

Under a registration rights agreement dated June 14, 1991 (the “Arison Registration Rights Agreement”), Carnival Corporation granted certain registration rights to Ted Arison with respect to certain shares of common stock beneficially owned by him (the “Arison Shares”) in consideration for $10,000. The registration rights were held by the Estate of Ted Arison. The Estate of Ted Arison subsequently transferred the Arison Shares to the Nickel 1997 Irrevocable Trust (formerly known as The 1997 Irrevocable Trust of Micky Arison), the Artsfare 1992 Irrevocable Trust (formerly known as the Ted Arison 1992 Irrevocable Trust for Lin No. 2) and the Eternity Four Trust (formerly known as the Ted Arison 1994 Irrevocable Trust for Shari No. 1) (collectively, the “Family Trusts”). The Arison Registration Rights Agreement provides for demand and piggyback registration rights. Carnival Corporation has agreed to bear all expenses relating to such demand and piggyback registrations, except for fees and disbursements of counsel for the Family Trusts, selling costs, underwriting discounts and applicable filing fees.

Transactions with Cruise Specialists. Until January 2005, Janet Olczak Lanterman, the wife of A. Kirk Lanterman, one of our directors and a former executive officer, was the owner of a travel agency located in Seattle, Washington, named Cruise Specialists. Under the laws of the State of Washington, Ms. Lanterman’s ownership interest in Cruise Specialists was her separate property and, accordingly, Mr. Lanterman did not have any ownership interest in the agency. Cruise Specialists sells cruises and other similar products for various travel providers, including us, under arrangements that are common throughout the travel industry, whereby Cruise Specialists receives a commission based on sales generated. In fiscal 2004, Cruise Specialists generated approximately $15.2 million of gross revenues for Carnival Corporation & plc. In connection with such revenues, Cruise Specialists received from Carnival

Corporation & plc approximately $3.2 million in commissions and other marketing incentives. Carnival Corporation and Carnival plc believe that the terms and conditions of the agreement with Cruise Specialists are no less favorable to Carnival Corporation & plc than those terms and conditions available for comparable transactions with unaffiliated persons.

Brother of Robert H. Dickinson. Carnival Cruise Lines entered into an agreement with Waste Management National Services, Inc. (“WMNS”) for the analytical, management, collection, transportation, disposal and recycling services for certain wastes generated or accumulated by its vessels in U.S. and foreign ports. We have been advised that John Dickinson, the brother of Robert H. Dickinson (President and Chief Executive Officer of Carnival Cruise Lines and a member of our boards of directors), served as a consultant to WMNS in connection with the negotiation of this agreement and receives fees based on Carnival Cruise Lines’ usage of WMNS under the agreement. During fiscal 2004, Carnival Cruise Lines paid approximately $4.4 million to WMNS for their services. John Dickinson advised us that he received approximately $40,500 during fiscal 2004 from WMNS.

Loan to Stein Kruse. In February 2000, HAL made a $250,000 advance to Stein Kruse, currently the President and Chief Executive Officer of HAL, against amounts he was expected to receive under the Holland America Line Key Management Incentive Plan during the following five years. In March 2002, when the unpaid balance under the advance was $150,000, HAL agreed that no further deductions would be made from Mr. Kruse’s Key Management Incentive Plan awards in respect of this advance and the loan would be forgiven in full if he remained employed by HAL through November 30, 2004. As of November 30, 2004, Mr. Kruse was employed by HAL. As a result, the outstanding balance of the loan was forgiven.

Son of Pier Luigi Foschi. The son of Pier Luigi Foschi, one of our executive officers and a director, is a minority partner in Studio Biscozzi-Nobili, an Italian tax consulting firm, which is retained from time to time to provide tax advice to Costa Crociere, S.p.A., one of our subsidiaries. During fiscal 2004, Studio Biscozzi-Nobili earned approximately $151,000 for providing such services to Costa.

Transactions with Affiliated Entities. Carnival Corporation & plc has adopted a policy of dealing with affiliated entities on an arm’s-length basis and Carnival Corporation & plc may not engage in business transactions with any affiliate on terms and conditions less favorable to Carnival Corporation & plc than terms and conditions available at the time for comparable transactions with unaffiliated persons. All contracts between us and an entity in which a director or senior employee of Carnival Corporation & plc has an interest must be approved by the boards of directors.

CHANGE IN INDEPENDENT AUDITORS

As previously disclosed, on April 17, 2003, KPMG Audit Plc (“KPMG”) resigned as the independent auditors for Carnival plc. The report of KPMG on Carnival plc’s financial statements for the years ended December 31, 2002 and December 31, 2001 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2001 and December 31, 2002 and the subsequent interim period through April 17, 2003, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference thereto in its reports on the financial statements for such periods.

On April 17, 2003, based on a decision to have one audit firm to audit the consolidated financial statements of Carnival Corporation & plc, Carnival plc engaged PricewaterhouseCoopers LLP to serve as its independent auditors for the financial period ended November 30, 2003 and this appointment was approved by Carnival plc shareholders at their annual general meeting on June 23, 2003. The decision to engage PricewaterhouseCoopers LLP was approved by the Audit Committee of the board of directors of Carnival plc.

During the years ended December 31, 2001 and 2002 and the subsequent interim period through April 17, 2003, Carnival plc did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Carnival plc’s financial statements, or any other matters or reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.

Annex A

CARNIVAL CORPORATION
AMENDED AND RESTATED
2001 OUTSIDE DIRECTOR STOCK PLAN

(Adopted by the Board of Directors on February 16, 2001 and approved by the shareholders on April 17, 2001, effective as of January 1, 2001, amended by the Board of Directors on October 8, 2001, further amended by the Board of Directors on July 19, 2004 and, further amended and restated by the Board of Directors on January 18, 2005)

1.	Purpose.

The purpose of the Plan is to promote the interests of the Combined Group by strengthening the Combined Group’s ability to attract and retain the services of experienced and knowledgeable non-executive directors and by encouraging such directors to acquire an increased proprietary interest in the Combined Group and more closely align the interests of such directors with those of the Combined Group’s shareholders.

The Plan provides for granting of Options, Restricted Stock Awards, and Restricted Stock Unit Awards.

2.	Definitions.

The following definitions shall be applicable throughout the Plan.

(a)    “Affiliate” means (i) any entity that directly or indirectly is controlled by, controls or is under common control with the Company or Carnival plc, and (ii) to the extent provided by the Committee, any entity in which the Company or Carnival plc has a significant equity interest.

(b)    “Award” means, individually or collectively, any Option, Restricted Stock Award or Restricted Stock Unit Award.

(c)    “Award Agreement” means a Stock Option Agreement, Restricted Stock agreement or Restricted Stock Unit agreement.

(d)    “Board” means the Board of Directors of the Company.

(e)    “Carnival plc” means the entity previously known as P&O Princess Cruises plc, a public limited company incorporated under the laws of England and Wales, and any successor thereto.

(f)    “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(g)    “Committee” means the Compensation Committee of the Board.

(h)    “Common Stock” means the common stock, par value $0.01 per share, of the Company and any stock into which such common stock may be converted or into which it may be exchanged.

(i)    “Combined Group” means the Company and Carnival plc and any successor thereto.

(j)    “Company” means Carnival Corporation, a corporation organized under the laws of the Republic of Panama, and any successor thereto.

(k)    “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Award Agreement.

(l)    “Disability” means a condition that would entitle a Participant to receive benefits under the long-term disability plan of a member of the Combined Group or an Affiliate, as if such Participant were eligible to participate in such plan whether or not any such plan is applicable to such Participant, the existence of such condition to be reasonably determined by the Board.

(m)    “Effective Date” means January 1, 2001.

(n)    “Eligible Director” shall have the meaning assigned to it in Section 6.

(o)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)    “Fair Market Value”, on a given date, means (i) if the Shares are listed on a national securities exchange, the average of the highest and lowest sale prices reported as having occurred on the primary exchange with which the Shares are listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Shares are not listed on any national securities exchange but is quoted in the Nasdaq National Market (“Nasdaq”) on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are not listed on a national securities exchange nor quoted in the Nasdaq on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Shares accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

(q)    “Mature Shares” means Shares owned by a Participant which are not subject to any pledge or security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Committee may determine are necessary in order to avoid an accounting earnings charge on account of the use of such Shares to pay the Option Price or satisfy any applicable withholding obligation in respect of an Option.

(r)    “Option” means an Award granted under Section 8.

(s)    “Option Price” means the exercise price for an Option as described in Section 8(a).

(t)    “Pairing Agreement” means the Pairing Agreement, dated April 17, 2003, among the Company, The Law Debenture Trust Corporation (Cayman) Limited, as trustee of the Carnival plc Special Voting Trust, and Sun Trust Bank, as transfer agent, as it may be amended from time to time.

(u)    “Participant” means each Eligible Director receiving an Award pursuant to the Plan.

(v)    “Plan” means this Carnival Corporation Amended and Restated 2001 Outside Director Stock Plan.

(w)    “Restricted Period” means, with respect to any Share of Restricted Stock or any Restricted Stock Unit, the period of time during which such Award is subject to restrictions set forth in Section 9 and the applicable Award Agreement.

(x)    “Restricted Stock” means Shares issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in Section 9 and the applicable Award Agreement.

(y)    “Restricted Stock Award” means an Award of Restricted Stock granted under Section 9.

(z)    “Restricted Stock Unit” means a hypothetical investment equivalent to one Share granted in connection with an Award made under Section 9.

(aa)  “Restricted Stock Unit Award” means an Award of Restricted Stock Units granted under Section 9.

(bb)  “Securities Act” means the Securities Act of 1933, as amended.

(cc)  “Share” means the aggregate of one share of Common Stock and one Trust Share.

(dd)  “Stock Option Agreement” means any agreement between the Company and a Participant who has been granted an Option pursuant to Section 8 which defines the rights and obligations of the parties thereto.

(ee)  “Subsidiary” means any subsidiary of the Company as defined in Section 424(f) of the Code.

(ff)	“Trust Share” has the meaning assigned to it in the Pairing Agreement.

(gg)	“Vested Unit” has the meaning assigned to it in Section 9(d).

3.	Effective Date, Duration and Shareholder Approval.

(a)    The Plan is effective as of the Effective Date, and the Plan was approved by shareholders at a meeting held on April 17, 2001 in a manner intended to comply with the shareholder approval requirements of the New York Stock Exchange. This amendment and restatement shall be effective as of January 18, 2005, subject to approval by the Company’s shareholders in a manner intended to comply with the shareholder approval requirements of the New York Stock Exchange. The validity of any and all Awards granted after January 18, 2005 to Participants are contingent upon approval of the January 18, 2005 amendment and restatement of the Plan by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of the New York Stock Exchange.

(b)    The expiration date of the Plan, on and after which no Awards may be granted hereunder, shall be January 1, 2011; provided, however, that the administration of the Plan shall continue in effect until all matters relating to Awards previously granted have been settled.

4.	Administration.

(a)    The Plan shall be administered by the Committee. A majority of the Committee will constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, will be acts of the Committee.

(b)    Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary and advisable for the administration of the Plan. No member of the Committee shall be liable for anything done or omitted to be done by him or by any other member of the Committee in connection with the Plan, except for his own willful misconduct or gross negligence. All decisions which are made by the Committee with respect to interpretation of the terms of the Plan and with respect to any questions or disputes arising under the Plan shall be final and binding on the Company and the participants, their heirs or beneficiaries. The Committee shall not be empowered to take any action, whether or not otherwise authorized under the Plan, which would result in any Eligible Director failing to qualify as a “disinterested person.”

5.	Shares Subject to Awards.

(a)    Subject to the adjustment provisions of Section 10(e), the aggregate number of Shares in respect of which Awards may be granted under the Plan shall not exceed 1,000,000.

(b)    Shares shall be deemed to have been used in settlement of Awards whether or not they are actually delivered. In the event any Award shall be surrendered, terminate, expire, be forfeited or be cancelled for any reason whatsoever without the Participant having benefited therefrom, the number of Shares no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan. For purposes of the foregoing sentence, a Participant shall not be deemed to have received any “benefit” in the case of forfeited Restricted Stock Awards by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture.

(c)    Shares delivered by the Company in settlement of Awards may be authorized and unissued Shares or Shares held in the treasury of the Company or purchased on the open market or by private purchase.

(d)    There shall be reserved at all times for sale under the Plan a number of Shares, of either authorized and unissued Shares, Shares held in the Company’s treasury, or both, equal to the maximum number of shares in respect of which Awards may be granted under the Plan.

6.    Participation in Plan.  Each member of the Company’s Board of Directors who is not otherwise an employee of the Company or any Affiliate or subsidiary of the Company within the meaning of the Employee Retirement Income Security Act of 1974 (an “Eligible Director”) shall be eligible to participate in the Plan. A director who is an employee and who retires or resigns from employment with the Company and/or its Affiliates, but remains an Eligible Director of the Company, shall become eligible to participate in the Plan in accordance with Section 7, effective as of the first annual meeting of shareholders held after his termination of employment.

7.    Annual Award Grants.  Each Eligible Director shall receive upon initial election to office by the shareholders and thereafter annually on the date of the Company’s annual meeting of shareholders at which such Eligible Director is re-elected to office, or on any other date properly approved pursuant to this Section 7, an Award representing 10,000 “points.” An Option shall represent one point; and each Share of Restricted Stock or a Restricted Stock Unit shall represent four points. An Award may be composed of Options, Restricted Stock, Restricted Stock Units or a combination thereof, at the discretion of the Committee which discretion shall be exercised not later than the Date of Grant of such Award. The Board may authorize a Date of Grant other than the date of the Company’s annual meeting of shareholders, provided, that Awards granted to each Participant do not exceed 10,000 points in any given calendar year.

8.	Terms of Options.

(a)    Option Price.  The Option Price per Share for each Option shall be the Fair Market Value at the Date of Grant.

(b)    Vesting.  Subject to Section 8(e), Options shall vest and become exercisable in five equal annual installments commencing on the first anniversary of the Date of Grant.

(c)    Duration of Options.  Subject to Section 8(e), each Option granted hereunder shall be exercisable for a period of ten years from the Date of Grant.

(d)	Manner of Exercise and Form of Payment.

(i)    An Option granted under the Plan shall be deemed exercised when the person entitled to exercise the Option (a) delivers written notice to the Company at its principal business office, directed to the attention of its Secretary, of the decision to exercise, specifying the number of shares with respect to which the option is exercised and the price per share designated in the Stock Option Agreement, (b) concurrently tenders to the Company full payment for the Shares to be purchased pursuant to such exercise, and (c) complies with such other reasonable requirements as the Committee establishes pursuant to Section 8 of the Plan.

(ii)   Full payment for Shares purchased by the Participant shall be made at the time of any exercise, in whole or in part, of an Option, and certificates for such Shares shall be delivered to the Participant as soon thereafter as is reasonably possible. No Shares shall be transferred to the Participant until full payment therefor has been made and the Participant shall have none of the rights of a shareholder with respect to any Shares subject to an Option until a certificate for such shares shall have been issued and delivered to the Participant. Such payment shall be made in cash or by check or by money order payable to the Company, in each case payable in U.S. currency. In the Committee’s discretion, such payment may be made by delivery of Mature Shares having a Fair Market Value (determined as of the date of the Option is so exercised in whole or in part), that, when added to the value of any cash, check or money order satisfying the foregoing requirements, will equal the aggregate purchase price.

(e)	Termination of Board Membership.

(i)    Death or Disability.  Upon a Participant’s ceasing to be a member of the Board due to death or Disability, all unvested Options shall immediately vest and become exercisable and all vested Options shall continue to be exercisable by the Participant or his estate, as applicable, until the earlier to occur of (i) the original expiration date of such Option, and (ii) one year from such cessation.

(ii)   Other Termination.  Except as provided in the proviso to this Section, upon a Participant’s ceasing to be a member of the Board for any reason other than death or Disability, all unvested Options shall continue to vest in accordance with their initial terms, and all vested Options shall continue to be exercisable until the original expiration date of such Option; provided, however, that if the Participant ceases to be a member of the Board prior to serving in such capacity for one year, all of such Participant’s Options shall immediately expire upon such termination.

9.	Restricted Stock and Restricted Stock Units.

(a)	Awards of Restricted Stock and Restricted Stock Units.

(i)    Each Participant granted a Restricted Stock Award shall execute and deliver to the Company a Restricted Stock agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock including the Restricted Period set forth in Section 9(c). If the Committee determines that the Restricted Stock shall be held in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee and (B) the appropriate blank stock powers with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock powers, the Award shall be null and void. Subject to the restrictions set forth in Section 9(b) and Section 9(c), the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the Participant or withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. To the extent applicable, the cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such cash dividends, stock dividends or earnings.

(ii)   Upon the grant of an Award of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued and, if it so determines, deposited together with the stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee may cause the escrow agent to issue to the Participant a receipt evidencing any stock certificate held by it registered in the name of the Participant.

(iii)  The terms and conditions of a grant of Restricted Stock Units shall be reflected in a written Restricted Stock Unit agreement. No Shares shall be issued at the time an Award of Restricted Stock Units is made, and the Company will not be required to set aside a fund for the payment of any such Award. At the discretion of the Committee, each Restricted Stock Unit (representing one Share) awarded to a Participant may be credited with cash and stock dividends paid by the Company in respect of one Share (“Dividend Equivalents”). At the discretion of the Committee, Dividend Equivalents may be either currently paid to the Participant or withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(b)	Restrictions; Forfeiture.

(i)    Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Restricted Stock agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; and (B) the Shares shall be subject to the restrictions on transferability set forth in the applicable Restricted Stock agreement. Restricted Stock awarded to a Participant who has not been a member of the Board for at least one year at the time of such award shall be forfeited, and the applicable stock certificates returned to the Company, if the Participant ceases to be a member of the Board for any reason other than death or Disability prior to the one-year anniversary of his or her initial election to the Board. In the event of such a forfeiture, all rights of the Participant to such Restricted Stock, and as a shareholder in respect thereof, shall terminate without further obligation on the part of the Company.

(ii)   Restricted Stock Units awarded to any Participant who has not been a member of the Board for at least one year at the time of such award shall be forfeited, and all rights of the Participant to in respect thereof, shall terminate without further obligation on the part of the Company if the Participant ceases to be a member of the Board for any reason other than death or Disability prior to the one-year anniversary of his or her initial election to the Board. Restricted Stock Units shall be subject to such other terms and conditions as may be set forth in the applicable Restricted Stock Unit agreement.

(iii)  The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Restricted Stock Unit Award, such action is appropriate.

(c)    Restricted Period.  The Restricted Period of Restricted Stock Awards and Restricted Stock Unit Awards granted to any Participant shall commence on the Date of Grant and shall expire as to twenty percent (20%) of the Restricted Stock or Restricted Stock Units, as applicable, subject thereto on each of the first, second, third, fourth and fifth anniversaries of the Date of Grant whether or not such Participant continues to be a member of the Board; provided, however, that upon a Participant’s ceasing to be a member of the Board due to death or Disability, the Restricted Period shall expire as to one hundred percent (100%) of the Shares subject thereto.

(d)	Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i)    Upon the expiration of the Restricted Period with respect to any Shares covered by an Award of Restricted Stock which has not been forfeited in accordance with the second sentence of Section 9(b)(i), the restrictions set forth in this Section 9 and the Restricted Stock agreement shall be of no further force or effect with respect to shares of Restricted Stock which have not then been forfeited. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any.

(ii)   Upon the expiration of the Restricted Period with respect to any Restricted Stock Units covered by a Restricted Stock Unit Award which has not been forfeited in accordance with Section 9(b)(ii), the Company shall deliver to the Participant, or his beneficiary, without charge, one Share for each Restricted Stock Unit with respect to which the Restricted Period has expired (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 9(a)(iii) hereof and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Restricted Stock Unit agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Shares in lieu of delivering only Shares for Vested Units. If a cash payment is made in lieu of delivering Shares, the amount of such payment shall be equal to the Fair Market Value of the Shares as of the date on which the Restricted Period lapsed with respect to such Vested Unit.

(e)    Stock Restrictions.  Each certificate representing Restricted Stock awarded under the Plan shall bear a legend substantially in the form of the following until the lapse of all restrictions with respect to the Shares subject to the Award as well as any other information the Company deems appropriate:

Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of the Carnival Corporation Amended and Restated 2001 Outside Director Stock Plan and a Restricted Stock Agreement, dated as of ________________, between Carnival Corporation and ________________. Copies of such Plan and Agreement are on file at the offices of Carnival Corporation.

Stop transfer orders shall be entered with the Company’s transfer agent and registrar against the transfer of legended securities.

10.	General.

(a)    Nontransferability of Awards.  No Award or any right evidenced thereby shall be transferable in any manner other than by will or the laws of descent and distribution, and, during the lifetime of a Participant, only the Participant (or the Participant’s court-appointed legal representative) may exercise an Option. In the Committee’s discretion, an Award may be transferred pursuant to a “qualified domestic relations order,” as defined in section 414(p) of the Code or any similar domestic relations order enforceable in the jurisdiction in which such Participant resides.

(b)    Rights of Participant.  Neither the Participant nor the Participant’s executor or administrator shall have any of the rights of a shareholder of the Company with respect to the Shares subject to an Option until certificates for such Shares shall actually have been issued upon the due exercise of such Option. No adjustment shall be made for any regular cash dividend for which the record date is prior to the date of such due exercise and full payment for such Shares has been made therefor.

(c)    Right To Terminate Relationship.  Nothing in the Plan or in any Award shall confer upon any Participant the right to continue to serve as a director of the Company.

(d)    Nonalienation of Benefits.  No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. To the extent permitted by applicable law, no right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

(e)	Adjustment Upon Changes in Capitalization, etc.

(i)    Awards granted under the Plan, any Award Agreements, and the maximum number of Shares subject to all Awards stated in Section 5(a) shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable in the event of any stock split, stock dividend, stock change, reclassification, an unpairing of the shares of Common Stock from the Trust Shares, recapitalization or combination of shares which changes the character or amount of Shares (x) in the case of Options, prior to exercise of any portion of an Option theretofore granted under the Plan, such that such option, to the extent that it shall not have been exercised, shall entitle the Participant (or the Participant’s executor or administrator) upon its exercise to receive in substitution therefor such number and kind of shares as the Participant would have been entitled to receive if the Participant had actually owned the Shares subject to such Option at the time of the occurrence of such change; provided, however, that if the change is of such a nature that the Participant, upon exercise of the Option, would receive property other than shares of stock the Committee shall make an appropriate adjustment in the Option to provide that the Participant (or the Participant’s executor or administrator) shall acquire upon exercise only shares of stock of such number and kind as the Committee, in its sole judgment, shall deem equitable; and, provided further, that any such adjustment shall be made so as to conform to the requirements of section 424(a) of the Code; and (y) in the case of Restricted Stock and Restricted Stock Units, occurring after the Date of Grant of any such Awards.

(ii)   In the event that any transaction (other than a change specified in the preceding paragraph) described in section 424(a) of the Code affects the Shares subject to any unexercised Option or subject to any Award with respect to which the Restricted Period has not expired, the Board of Directors of the surviving or acquiring corporation shall make such similar adjustment as is permissible and appropriate. If any such change or transaction shall occur, the number and kind of Shares for which Awards may thereafter be granted under the Plan shall be adjusted to give effect thereto.

(f)    Purchase for Investment.  Whether or not the Options and Shares covered by the Plan have been registered under the Securities Act of 1933, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such Shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any Shares issued or transferred to the Participant upon the exercise of any Option granted under the Plan.

(g)    Form of Agreements with Participants.  Each Award granted pursuant to the Plan shall be in writing and shall have such form, terms and provisions, not inconsistent with the provisions of the Plan, as the Committee shall provide for such Award. Each Participant shall be notified promptly of such grant, and an Award shall be promptly executed and delivered by the Company and the Participant.

(h)	Termination and Amendment of Plan and Awards.

(i)    Unless the Plan shall theretofore have been terminated as hereinafter provided, Awards may be granted under the Plan at any time, and from time to time, prior to the tenth anniversary of the Effective Date, on which date the Plan will expire, except as to Awards then outstanding under the Plan. Such Awards shall remain in effect until they have been exercised, have expired or have been canceled.

(ii)   The Board, without further approval of the Company’s shareholders, may terminate, modify or amend this Plan at any time and from time to time in such respects as the Board may deem advisable, subject to any shareholder or regulatory approval required by law or the New York Stock Exchange; provided, that any such amendment shall comply with the applicable requirements for exemption (to the extent necessary) under Rule 16b-3 under the Exchange Act.

(iii)  No termination, modification or amendment of the Plan, without the consent of the Participant, may adversely affect the rights of such person with respect to such Award. With the consent of the Participant and subject to the terms and conditions of the Plan, the Committee may amend outstanding Award agreements with any Participant.

(iv)   Notwithstanding the above, without shareholder approval, the Committee may not take any action that results in the “repricing” of any Option granted under the Plan. For purposes of this Section 10(h)(iv), a “repricing” means any of the following (or any other action that has the same effect of any of the following): (a) amending or modifying the terms of an Option after the Date of Grant in a manner that reduces the Option Price of such Option; (b) any other action that would either (A) be reportable on the Company’s proxy statement as Options which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act) or (B) results in an Option being considered repriced under generally accepted accounting principles; or (c) canceling an Option at time when its Option Price is equal to or less than the Fair Market Value of the Shares subject to the Option, in exchange for another Option, Restricted Stock Award, Restricted Stock Unit Award, or any other equity-based award. A cancellation and exchange described in clause (c) of the preceding sentence will be considered a “repricing” regardless of whether (A) the Option, Restricted Stock Award, Restricted Stock Unit Award, or other equity-based award is delivered simultaneously with the cancellation of the Option, (B) it is reportable as a repricing in the Company’s proxy statement or under generally accepted accounting principles, or (C) the cancellation of the Option was voluntary on the part of the Participant.

(i)    Government and Other Regulations.  The obligation of the Company with respect to Awards granted under the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agency as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act, the rules and regulations of any securities exchange on which the Shares may be listed.

(j)    Withholding.  A Participant may be required to pay to a member of the Combined Group or any Affiliate, and each member of the Combined Group or any Affiliate shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under any Award or from any compensation or other amounts owing to a Participant the amount (in cash, Shares or other property) of any required tax withholding in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

(k)    Separability.  If any of the terms or provision of the Plan conflict with the requirements of Rule 16b-3 under the Exchange Act, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

(l)    Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws of the State of Florida without regard to the principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Florida.

Annex B

CARNIVAL PLC 2005 EMPLOYEE SHARE PLAN

(As adopted by the board of directors of Carnival plc on 18 January 2005 and to be approved by shareholders of Carnival plc in general meeting on 13 April 2005)

1.	PURPOSE

The purpose of the Plan is to provide a means through which each member of the plc Group may attract able persons to enter and remain in the employ of members of the plc Group and to provide a means whereby employees and executive directors of each member of the plc Group can acquire and maintain Share ownership, or be paid incentive compensation measured by reference to the value of Shares, thereby strengthening their commitment to the welfare of the members of the plc Group and promoting an identity of interest between shareholders and these persons. It is intended that the Plan will be an employees’ share scheme within the meaning of section 743 of the Companies Act 1985.

The Plan provides for the granting of Options (Incentive Share Options, Nonqualified Share Options, Unapproved Options and Approved Options), Restricted Shares and Restricted Share Units to eligible employees. Inland Revenue Approved Options may be granted under an Appendix to the Plan approved by the Inland Revenue.

2.	DEFINITIONS

The following definitions shall be applicable throughout the Plan;

ADRs  means American Depositary Receipts evidencing American Depositary Shares deposited by the Company with a depositary pursuant to a depositary agreement;

Affiliate means:

(a)    any entity that directly or indirectly is Controlled by, Controls or is under common Control with the Company or Carnival Corporation; and

(b)    to the extent provided by the Committee, any entity in which the Company or Carnival Corporation has a significant equity interest.

Approved Option  means an Option granted under an Inland Revenue approved share plan contained in the Appendix to this Plan;

Award means, individually or collectively, any Incentive Share Option, Nonqualified Share Option, Unapproved Option, Approved Option, Restricted Share Award or Restricted Share Unit Award;

Award Agreement  means a Share Option Agreement, Restricted Share Agreement or Restricted Share Unit Agreement;

Board  means the board of directors of the Company;

Capital Reorganisation  means any variation in the share capital or reserves of the Company (including, without limitation, by way of capitalisation issue, rights issue, sub-division, consolidation, or reduction);

Carnival Corporation means Carnival Corporation, a corporation organised under the laws of the Republic of Panama;

Cause  means a member of the plc Group having a right to terminate a Participant’s employment summarily either in accordance with the terms of the Participant’s contract of employment with that member or otherwise at common law including without limitation:

(a)	the determination by the Committee that the Participant has ceased to perform his duties to a member of the plc Group (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to his employer;

(b)	the Committee’s determination that the Participant has engaged or is about to engage in wilful misconduct or conduct which causes or may reasonably be expected to cause substantial damage to a member of the plc Group;

(c)	the Participant having been convicted of, or pleaded guilty to, an offence involving as a material element fraud or dishonesty; or

(d)	the failure of the Participant to follow the lawful instructions of the Board or any of his superiors;

Change of Control  means the occurrence of any of the following:

(a)	a person (either alone or together with any person acting in concert with him) obtaining Control of the Company as a result of a general offer or otherwise for the whole of the share capital of the Company (other than those shares which are already owned by him and/or any person acting in concert with him);

(b)	a person (either alone or together with any person acting in concert with him) acquiring 50% or more (on a fully diluted basis) of either:

(i)	the then outstanding Shares taking into account as outstanding for this purpose such Shares as are issuable upon the exercise of options or warrants, the conversion of convertible shares or debt and the exercise of any similar right to acquire such Shares (the “Outstanding Shares”); or

(ii)	the combined voting power of the then outstanding voting shares or securities of the Company entitled to vote generally in the election of directors (the Outstanding Company Voting Securities);
provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change of Control:

(A)	any acquisition by the Company or any Affiliate,

(B)	any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate,

(C)	any acquisition by Marilyn B. Arison, Micky Arison, Shari Arison, Michael Arison or their spouses or lineal descendents, any trust established for the benefit of any of the aforementioned Arison family members, or any person directly or indirectly controlling, controlled by or under common control with any of the aforementioned Arison family members or any trust established for the benefit of any of the aforementioned Arison family members or any charitable trust or non-profit entity established by any person or entity described in this sub-paragraph (C); or

(D)	any acquisition by any person which falls within the proviso to paragraph (e) below or sub-paragraphs (i), (ii) and (iii) of paragraph (h) below;

and for the purposes of this Plan an event falling within sub-paragraphs (a) or (b) of this definition shall be referred to as an Acquisition;

(c)	individuals who, on the date this Plan is approved by shareholders in general meeting, constitute the board of directors of the Company (the Incumbent Directors) ceasing for any reason to constitute at least a majority of the board, provided that any person who becomes a director subsequently and whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the board (either by a specific vote of the directors or by approval of the proxy statement or annual report and accounts of the Company in which such person is nominated for election by shareholders, without written objection to such nomination) shall be an Incumbent Director; and for the purposes of this Plan an event falling within this sub-paragraph (c) shall be referred to as a Board Change;

(d)	a person becoming bound or entitled to give notice under sections 428 to 430F of the Companies Act 1985 to acquire Shares (a Compulsory Acquisition Procedure);

(e)	a Court directing that a meeting of the holders of Shares be convened pursuant to section 425 of the Companies Act 1985 for the purposes of considering a scheme of arrangement of the Company or its amalgamation with any other company or companies and the scheme of arrangement being approved by the shareholders’ meeting or sanctioned by the Court (as the Committee may determine) (the Relevant Condition) provided, however, that the Committee may determine that the scheme of arrangement shall not constitute a Change of Control if the purpose and effect of the scheme of arrangement is to create a new holding company for the Company, such company having substantially the same shareholders with the same proportionate shareholdings as the Company had immediately prior to the scheme of arrangement, and for the purposes of this Plan an event falling within this sub- paragraph (e) shall be referred to as a Scheme of Arrangement;

(f)	notice being duly given of a resolution for the voluntary winding-up of the Company (a Voluntary Winding Up);

(g)	the sale, transfer or other disposition of all or substantially all of the business or assets of the Company (a Sale); or

(h)	the completion of a reorganization, recapitalization, merger, consolidation, share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a Business Combination), unless immediately following such Business Combination:

(i)	more than 50% of the total voting power of:

(A)	the company or body corporate resulting from such Business Combination (the Surviving Company); or

(B)	if applicable, the ultimate parent company or body corporate that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the directors of the Surviving Company (the Parent Company), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Company’s Voting Securities among the holders thereof immediately prior to the Business Combination,

(ii)	no person, is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company (or, if there is no Parent Company, the Surviving Company); and

(iii)	at least a majority of the members of the board of directors of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the completion of the Business Combination were members of the board of directors of the Company at the time of the board’s approval of the execution of the initial agreement providing for such Business Combination and for the purposes of this Plan a transaction falling within this sub-paragraph (h) shall be referred to as a Corporate Transaction;

Code  means the United States Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section;

Combined Group means the plc Group and Carnival Corporation and any subsidiary of Carnival Corporation as that term is defined in section 736 of the Companies Act 1985;

Committee  means the Compensation Committee of the board of directors. Unless the Board determines otherwise, each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director. However, the mere fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award which is otherwise validly granted under the Plan;

Company  means Carnival plc, a company incorporated under the laws of England and Wales;

Control  has the meaning given to it by section 840 of ICTA;

Date of Grant  means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Award Agreement;

Dealing Day  means any day on which the London Stock Exchange is open for the transaction of business;

Effective Date means the date on which the Plan is approved by the Company’s shareholders in general meeting;

Eligible Director  means a person who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation;

Employee  means any employee (including an executive director) of a member of the plc Group whose terms of service require him to devote substantially the whole of his working time to the affairs of a member of the Combined Group;

Employee Share Plan  means any share option plan or other employees’ share incentive plan established by the Company including the P&O Princess Cruises Deferred Bonus & Co-Investment Matching Plan;

Exchange Act  means the U.S. Securities Exchange Act of 1934, as amended;

Fair Market Value  means, on a given date:

(a)	for so long as the Shares are traded on the London Stock Exchange, the closing middle market quotation for a Share as derived from the Daily Official List of the London Stock Exchange for that day; or

(b)	subject to (a) above, its market value determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and in the case of any Award under which Shares are to be issued, the nominal value of a Share;

ICTA means the United Kingdom Income and Corporation Taxes Act 1988;

ITEPA means the United Kingdom Income Tax (Earnings and Pensions) Act 2003;

Incentive Share Option  means an Option granted by the Committee to a US Participant under the Plan which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and which otherwise meets the requirements set forth herein;

the London Stock Exchange  means London Stock Exchange plc or any successor body thereto;

Nonqualified Share Option  means an Option granted by the Committee to a US Participant under the Plan, which is not designated by the Committee as an Incentive Share Option;

Option  means an Award granted under Section 7 being either an Incentive Share Option, a Nonqualified Share Option, an Unapproved Option or an Approved Option;

Option Holder  means any individual who holds a subsisting Option (including, where the context permits, the legal personal representatives of a deceased Option Holder);

Option Period  means such period commencing on the Date of Grant and not exceeding ten years, as the Committee may be determine under Section 7.6 in respect of an Option or portions of an Option;

Option Price means the exercise price of an Option as described in Section 7.3;

Participant  means an Employee who has been selected by the Committee to participate in the Plan and to receive an Award;

Performance Goals  means the performance objectives which may be established by the Committee for the purpose of determining whether, and to what extent, Awards will vest or be subject to a Restricted Period.

Plan means this Carnival plc 2005 Employee Share Plan, as amended from time to time;

the plc Group  means the Company and the Subsidiaries and member of the Group shall be construed accordingly;

Registered Holder  means any person or persons nominated by the Committee to hold Restricted Shares on behalf of a Participant;

Relevant Period  means in the case of:

(a)	an Acquisition, the period of three months from the date of completion of the acquisitions and if the acquisitions occur as a result of an offer which is made subject to conditions, the period of three months from the date when the offer becomes or is declared unconditional in all respects;

(b)	a Board Change, the period of three months from the date that the relevant majority no longer subsists;

(c)	a Compulsory Acquisition Procedure, the period of 30 days from the date on which a notice of compulsory acquisition is first issued;

(d)	a Scheme of Arrangement, the period between the date of the Court’s direction and twelve noon on the day immediately preceding the date for which the shareholders’ meeting is convened or such longer period up to the date on which the Court sanctions the Scheme of Arrangement as the Committee may determine;

(e)	a Voluntary Winding Up, the period of two months from the date the resolution;

(f)	a Sale, the period of three months from the date of completion of the relevant transaction; and

(g)	a Corporate Transaction, the period of three months from the date of completion of the relevant transaction;

Restricted Period  means, with respect to any Restricted Shares or any Restricted Share Unit, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 9 (unless foreshortened pursuant to the rules of this Plan);

Restricted Shares  means Shares issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in Section 9;

Restricted Share Award  means an Award of Restricted Shares granted under Section 9;

Restricted Share Unit  means a hypothetical investment equivalent to one Share granted in connection with an Award made under Section 9;

Restricted Share Unit Award  means an Award of Restricted Share Units granted under Section 9;

Retirement  means the cessation of a Participant’s employment with a member of the plc Group on or after the earlier of:

(a)	age 65 with at least five years of service with a member of the plc Group; or

(b)	age 55 with at least 15 years of service with a member of the plc Group;

Retirement Age  means age 55 for the purposes of paragraph 35A of Schedule 4 to ITEPA;

Securities Act  means the Securities Act of 1933, as amended;

Shares  means fully paid and irredeemable ordinary shares in the capital of the Company or shares representing those shares following any Capital Reorganization;

Share Option Agreement  means any agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which evidences the grant of an Option and in the case of an Option granted by way of a share option certificate, shall mean the share option certificate;

Subsidiary  means any subsidiary of the Company, as defined in Section 736 of the Companies Act 1985, of which the Company has Control;

UKLA means the United Kingdom Listing Authority;

Unapproved Option  means an Option granted to a Participant other than a US Participant under the Plan which is not designated by the Committee as an Approved Option; and

Vested Unit shall have the meaning assigned to it in Section 9.12.

3.	EFFECTIVE DATE, DURATION AND SHAREHOLDER APPROVAL

3.1    The Plan is effective as of the Effective Date [, and the Plan was approved by shareholders at a general meeting held on 13 April 2005 in a manner intended to comply with the shareholder approval requirements of Sections 422(b)(1) of the Code and the New York Stock Exchange].1

3.2    The expiration date of the Plan, on and after which no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that the administration of the Plan shall continue in effect until all matters relating to Awards previously granted have been settled.

4.	ADMINISTRATION

4.1	The Committee shall administer the Plan.

4.2    Subject to the provisions of the Plan and applicable law, the Committee shall have the power, in addition to other express powers and authorizations conferred on the Committee by the Plan, to:

1  Square brackets to be removed if the Plan approved by shareholders in general meeting on 13 April 2005.

(a)	designate Participants;

(b)	determine the type or types of Awards to be granted to a Participant;

(c)	determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards;

(d)	determine the terms and conditions of any Awards;

(e)	determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited or suspended;

(f)	determine whether, to what extent, and under what circumstances the delivery of cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;

(g)	interpret, administer, reconcile any inconsistency, correct any defect and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan;

(h)	establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(i)	make any other determination and take any other action specified under the Plan or that the Committee deems necessary or desirable for the administration of the Plan.

4.3    Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all parties, including, without limitation, each member of the Combined Group, any Participant, any holder or beneficiary of any Award, and any shareholder.

5.	GRANT OF AWARDS; SHARES SUBJECT TO THE PLAN

5.1    The Committee may, from time to time, grant Awards of Options, Restricted Shares or Restricted Share Units to one or more Employees provided that no Award to subscribe for Shares shall be granted to the extent that the aggregate number of Shares that could be issued pursuant to that Award and any other Awards granted at the same time when added to the number of Shares that:

(a)	could be issued on the exercise of any other subsisting share options or awards granted during the preceding ten years under the Plan or any other Employee Share Plan; and

(b)	have been issued on the exercise of any share options or awards granted during the preceding ten years under the Plan or any other Employee Share Plan; and

(c)	have been issued during the preceding ten years under any Employee Share Plan or any profit sharing or other employee share incentive plan established by the Company;

would exceed 10% of the ordinary share capital of the Company for the time being in issue.

5.2    Shares delivered by or on behalf of the Company in settlement of Awards may be authorized and unissued Shares or Shares held in the treasury of the Company or purchased on the open market or by private purchase.

5.3    Any member of the plc Group may provide money to the trustees of any trust or any other person to enable them or him to acquire Shares to be held for the purposes of the Plan, or enter into any guarantee or indemnity for those purposes, to the extent not prohibited by section 151 of the Companies Act 1985.

6.	ELIGIBILITY

Participation shall be limited to Employees who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.	TERMS OF OPTIONS

7.1    The Committee is authorized to grant one or more Approved Options, Unapproved Options, Incentive Share Options or Nonqualified Share Options to any Employee. Each Option so granted shall be subject to the conditions set forth in this Section 7, or to such other conditions consistent with this Plan as may be reflected in the applicable Share Option Agreement.

Option Price

7.2    The Option Price per Share for each Option shall be set by the Committee at the Date of Grant but shall not be less than the Fair Market Value of a Share on the Date of Grant and, if the Shares are to be issued, the nominal value of a Share.

Manner of Exercise and Form of Payment

7.3    No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Option Price therefor is received by the Company or the Participant has made arrangements acceptable to the Company for the payment of the Option Price. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Company accompanied by payment of, or an undertaking to pay, the aggregate Option Price. The Option Price shall be payable in cash.

Conditions of Grant

7.4    An Option may be granted subject to such conditions for payment of taxation, employees’ National Insurance contributions and employer’s National Insurance contributions liability as the Committee may determine (including without limitation the right to sell on an Option Holder’s behalf sufficient Shares to satisfy any taxation or National Insurance contributions) and if any condition is imposed relating to the assumption, payment or reimbursement by the Option Holder of employer’s National Insurance contributions liability, such conditions shall comply with any applicable legislation or regulations and the Company shall be entitled to waive in whole or in part the Option Holder’s obligation in respect of such liability.

Vesting, Option Period and Expiration

7.5    Subject to Sections 8 and 13, Options shall vest and become exercisable in such manner and on such date or dates as the Committee may determine at the Date of Grant and set out in a vesting schedule (a Vesting Schedule) in the applicable Share Option Agreement or share option certificate. The Committee may determine that an Option may vest in full on one date only or may vest partially as to different portions on different dates so that an Option may have one Option Period or a number of Option Periods applying to determine when each portion shall vest. Subject to Sections 8 and 13 Options shall lapse on the earlier of:

(a)	the expiry of the Option Period; and

(b)	the Option Holder being declared bankrupt or entering into any general composition with or for the benefit of his creditors including a voluntary arrangement under the Insolvency Act 1986;

provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option provided for in this Plan other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which vest and become exercisable shall remain exercisable until the Option lapses but subject to any earlier lapse provisions under Sections 8 and 13.

Performance Goals

7.6    The Committee shall determine prior to the Date of Grant whether any Performance Goals shall apply to the vesting of an Option and if so these shall be set out in the applicable Share Option Agreement or share option certificate.

Other Terms and Conditions

7.7    Each Option granted under the Plan shall be evidenced by a Share Option Agreement or a share option certificate. Immediately prior to the granting of any Options, the Committee may, in its absolute discretion, enter into a deed poll recording its intention to be bound by the share option certificates to be issued to the Option Holder in respect of such Option. Except as specifically provided otherwise in a Share Option Agreement or a share option certificate, each Option granted under the Plan shall be subject to the following terms and conditions:

(a)	each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof;

(b)	each Share acquired through the exercise of an Option shall be treated as fully paid up at the time of issue or transfer. Each Option shall cease to be exercisable, as to any Share, when the Participant acquires the Share or when the Option lapses;

(c)	subject to Sections 11.9 and 11.10, Options shall not be transferable by the Participant except by will or the laws of inheritance and shall be exercisable during the Participant’s lifetime only by him;

(d)	each Option shall vest and become exercisable by the Participant in accordance with the Vesting Schedule established by the Committee and set forth in the Share Option Agreement;

(e)	at the time of any exercise of an Option, a Participant must take whatever action is reasonably required by the Committee to ensure compliance with applicable securities laws; and

(f)	each Participant awarded an Incentive Share Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Shares acquired pursuant to the exercise of such Incentive Share Option. A disqualifying disposition is any disposition (including any sale) of such Shares before the later of (i) two years after the Date of Grant of the Incentive Share Option or (ii) one year after the date the Participant acquired the Shares by exercising the Incentive Share Option.

Incentive Share Option Grants to 10% Shareholders

7.8    Notwithstanding anything to the contrary in this Section 7, if an Incentive Share Option is granted to a Participant who owns shares representing more than ten percent of the voting power of all classes of shares of the Company or of a Subsidiary or a parent of the Company, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Shares subject to the Option.

Time of Grant

7.9    The Committee shall not grant Options at any time when it would be prohibited from doing so by the Model Code for Securities Transactions by Directors of Listed Companies (or the Company’s dealing code).

$100,000 Per Year Limitation for Incentive Share Options

7.10    To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Shares for which Incentive Share Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Share Options shall be treated as Nonqualified Share Options.

8.	EXERCISE AND LAPSE OF OPTIONS — CESSATION OF EMPLOYMENT

8.1    Save as otherwise provided in these rules, an Option shall lapse automatically on the Option Holder ceasing to be an employee of the plc Group (whether lawfully or unlawfully).

8.2    Where an Option Holder ceases to be an employee of the plc Group before the end of the Option Period by reason of his employment with a member of the plc Group being terminated by a member of the plc Group without Cause or by the Participant for any reason other than Retirement, the Option shall lapse on the earlier of:

(a)	the last day of the Option Period; and

(b)	the date that is three months after the date of such termination;

provided, however, that any Participant whose employment with a member of the plc Group is terminated and who is subsequently re-hired or re-engaged by a member of the plc Group prior to the lapse of the Option shall not be treated as if his employment had terminated.

In the event of a termination described in this Section 8.2, the Option shall remain exercisable by the Participant until its lapse only to the extent the Option was exercisable at the time of such termination.

8.3    Where an Option Holder ceases to be an employee of the plc Group before the end of the Option Period by reason of his death or his disability (as determined by the Committee) while still in the employment of a member of the plc Group, or he dies following a cessation of employment described in this Section 8.2, the Option shall lapse on the earlier of:

(a)	the last day of the Option Period; and

(b)	the date that is one year after the date of such death or cessation on account of disability of the Participant, as applicable.

In such event, the Option shall remain exercisable by the Participant or his or her personal representatives or beneficiaries determined in accordance with Section 11, as applicable, until its lapse only to the extent the Option was exercisable by the Participant at the time of such event.

8.4    Where the Participant ceases to be an employee of a member of the plc Group by reason of Retirement prior to the end of the Option Period, the Option shall:

(a)	lapse at the end of the Option Period; and

(b)	continue vesting in accordance with the Vesting Schedule set forth in the share option certificate or Share Option Agreement (as applicable), without regard to any requirement that the Participant remain employed with a member of the plc Group as a condition to vesting.

8.5    For the avoidance of doubt, an Option exercisable under Sections 8.2 to 8.4 may lapse at an earlier date by virtue of Section 13 and may not be exercised after the expiry of the Option Period.

8.6    For the purposes of Sections 8.1 to 8.5 a female Option Holder shall not be treated as ceasing to be an employee of a member of the plc Group if absent from work wholly or partly because of pregnancy or confinement until she ceases to be entitled to exercise any statutory or contractual right to return to work.

8.7    Where any exercise of an Option under Sections 8.2 to 8.5 would be prohibited by law or the Model Code for Securities Transactions by Directors of Listed Companies (or the Company’s dealing rules) the period during which the Option Holder may exercise his Options shall be extended by an additional period equal to the length of the period of prohibition but not beyond the expiry of the Option Period.

9.	RESTRICTED SHARE AWARDS AND RESTRICTED SHARE UNIT AWARDS

Awards of Restricted Shares and Restricted Share Unit Awards

9.1    The Committee shall have the authority:

(a)	to grant Restricted Share Awards and Restricted Share Unit Awards to Employees;

(b)	to issue or transfer Restricted Shares to Registered Holders on behalf of Participants; and

(c)	to establish terms, conditions and restrictions applicable to such Restricted Shares and Restricted Share Units, including the Restricted Period, which may differ with respect to each Participant, the time or times at which Restricted Shares or Restricted Share Units shall become vested and the number of Shares or units to be covered by each grant and whether the Award shall be subject to Performance Goals.

No Restricted Share Awards or Restricted Share Unit Awards shall be granted at any time when the Committee is prohibited from doing so by the Model Code for Securities Transactions by Directors of Listed Companies (or the Company’s dealing rules).

9.2    The Committee may require a Participant granted a Restricted Share Award to execute and deliver to the Company a Restricted Share Agreement with respect to the Restricted Shares setting forth the restrictions applicable to such Restricted Shares. The Committee shall determine whether:

(a)	the Restricted Shares shall be held in escrow rather than delivered to the Participant pending the release of the applicable restrictions, in which case the Committee may require the Participant to additionally execute and deliver to the Company an escrow agreement satisfactory to the Company; or

(b)	the Restricted Shares shall be registered in the name of the nominated Registered Holder during the Restricted Period; or

(c)	other arrangements shall apply to the holding of Restricted Shares during the Restricted Period, the terms of such arrangements being consistent with the terms of this Plan.

9.3    If an escrow arrangement is used, the Committee shall cause a share certificate registered in the name of the Participant to be issued and, if it so determines, deposited together with the share powers with any escrow agent designated by the Committee. The Committee may cause the escrow agent to issue to a Participant a receipt evidencing any share certificate held by it registered in the name of the Participant.

9.4    If a nominated Registered Holder is used, the Committee shall cause a share certificate registered in the name of the Participant to be issued and, if it so determines, deposited together with the share powers with any Registered Holder nominated by the Committee. The Participant shall not be entitled to delivery of the share certificate until the Restricted Period has expired and the Registered Holder shall retain custody of such shares during the Restricted Period.

9.5    Subject to the restrictions set forth in Section 9.7 to 9.9, the Participant generally shall have the rights and privileges of a beneficial owner as to such Restricted Shares, including the right to direct the Registered Holder how to vote such Restricted Shares. At the discretion of the Committee, cash dividends and share dividends with respect to the Restricted Shares may be either currently paid to the Participant or withheld by the Company or the Registered Holder for the Participant’s account, and interest may be credited on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or share dividends so withheld by the Committee and attributable to any particular Restricted Shares (and earnings thereon, if applicable) shall be distributed to the Participant upon the release of restrictions on such Restricted Shares and, if such Restricted Share is forfeited, the Participant shall have no right to such cash or share dividends.

9.6    The terms and conditions of a grant of a Restricted Share Unit Award will be reflected in a written Restricted Share Unit Award Agreement. The Committee may determine that a Restricted Share Unit Award be granted in the form of a nil cost option or a conditional or contingent right to acquire shares. Where a Restricted Share Unit Award is granted in the form of a nil cost option, any reference to the Restricted Period expiring in respect of Restricted Share Units shall be construed as meaning that a Participant may call for the Restricted Share Units within the period determined by the Committee. A Participant shall not have any beneficial interest in any Shares during the Restricted Period as a result of being granted a Restricted Stock Unit Award. The Company will not be required to set aside a fund for the payment of any such Award. At the discretion of the Committee, each Restricted Share Unit (representing one Share) awarded to a Participant may be credited with cash and share dividends paid in respect of one Share (Dividend Equivalents). At the discretion of the Committee, Dividend Equivalents may be either currently paid to the Participant or withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Share Unit (and earnings thereon, if applicable) shall be distributed to the Participant upon settlement of such Restricted Share Unit and, if such Restricted Share Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

Restrictions

9.7    Restricted Shares comprised in a Restricted Share Award granted to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and to such other terms and conditions as may be set forth in the applicable Restricted Share Award Agreement:

(a)	the Participant shall not be entitled to delivery of the share certificate;

(b)	the Restricted Shares shall be subject to the restrictions on transferability set forth in the Restricted Share Award Agreement; and

(c)	the Restricted Shares shall be subject to forfeiture to the extent provided in the Rules and the applicable Restricted Share Agreement and, to the extent such Restricted Shares are forfeited, the share certificates shall be returned to the Company, and all rights of the Participant to such Restricted Shares and as a shareholder shall terminate without further obligation on the part of the Company.

9.8	Restricted Share Units awarded to any Participant shall be subject to:

(a)	forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, to the extent provided in these Rules and the applicable Restricted Share Unit Agreement, and to the extent such Restricted Share Units are forfeited, all rights of the Participant to such Restricted Share Units shall terminate without further obligation on the part of the Company; and

(b)	such other terms and conditions as may be set forth in the applicable Restricted Share Unit Agreement.

9.9    The Committee shall have the authority to remove any or all of the restrictions on the Restricted Shares and Restricted Share Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Share Award or Restricted Share Unit Award, such action is appropriate.

Restricted Period

9.10    The Restricted Period applicable to Restricted Shares and Restricted Share Units comprised in an Award shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Shares and Restricted Share Units indicated in a schedule (the Vesting Schedule) established by the Committee in the applicable Restricted Share Agreement or Restricted Share Unit Agreement.

Delivery of Restricted Shares and Settlement of Restricted Share Units

9.11    Upon the expiration of the Restricted Period with respect to any Restricted Shares covered by a Restricted Share Award and the attainment of any other vesting criteria established by the Committee, the restrictions set forth in Section 9.7 to 9.9 and the Restricted Share Agreement shall be of no further force or effect with respect to the Restricted Shares which have not then been forfeited. The Company shall deliver or procure the delivery to the Participant, or his beneficiary, without charge, the share certificate evidencing the Restricted Shares which have not then been forfeited and with respect to which the Restricted Period has expired and any other vesting criteria established by the Committee has been attained (to the nearest full share) and any cash dividends or share dividends credited to the Participant’s account with respect to such Restricted Shares and the interest thereon, if any.

9.12    Upon the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, with respect to any Restricted Share Units covered by a Restricted Share Unit Award, the Company shall determine whether the Award shall be settled in Shares or cash. If the Committee determines that the Award shall be settled in Shares, the Company shall procure the delivery to the Participant, or his beneficiary, without charge, one Share for each Restricted Share Unit which has not then been forfeited and with respect to which the Restricted Period has expired and any other such vesting criteria are attained (Vested Unit). If the Committee has elected to pay cash (or part cash and part Shares) for Vested Units, the amount of such payment shall be equal to the Fair Market Value of the Shares as of the date on which the Restricted Period lapsed with respect to such Vested Unit.

Conditions of Grant

9.13    Restricted Share Awards and Restricted Share Unit Awards may be granted subject to such conditions for payment of tax and employees’ National Insurance contributions and employer’s National Insurance contributions as the Committee may determine, including that, with respect to Awards of Restricted Shares which qualify as employment related restricted securities under Chapter 2 of Part VII of ITEPA, any member of the plc Group may require a Participant to enter into an election under section 430 or section 431 of ITEPA.

10.	FORFEITURE

Restricted Shares

10.1    Save as otherwise provided in these rules and unless otherwise stated in the applicable Restricted Share Award Agreement, Restricted Shares shall be forfeited automatically on the Participant ceasing to be an employee of the plc Group (whether lawfully or unlawfully) before the end of the Restricted Period.

10.2    Where a Participant ceases to be an employee of the plc Group before the end of the Restricted Period by reason of Retirement, the Restricted Shares shall not be forfeited and the restrictions attaching to the Restricted Shares shall continue and shall lapse in accordance with the terms of the Restricted Share Award provided, however, that the Committee may in its discretion determine that some or all of the Restricted Shares may be released early.

10.3    Where a Participant ceases to be an employee of the plc Group before the end of the Restricted Period by reason of his death while still in the employment of a member of the plc Group, or he dies following a cessation of employment described in Section 10.2 the Restricted Shares shall not be forfeited and the Restricted Period shall expire forthwith and the restrictions shall lapse.

Restricted Share Units

10.4    Save as otherwise provided in these rules and unless otherwise stated in the applicable Restricted Share Unit Award Agreement, Restricted Share Units shall be forfeited automatically on the Participant ceasing to be an employee of the plc Group (whether lawfully or unlawfully) before the end of the Restricted Period.

10.5    Where a Participant ceases to be an employee of the plc Group before the end of the Restricted Period by reason of Retirement, the Restricted Share Units shall not be forfeited and the restrictions attaching to the Restricted Share Units shall continue and shall lapse in accordance with the terms of the Restricted Share Unit Award provided, however, that the Committee may in its discretion determine that some or all of the Restricted Share Units may be released early.

10.6    Where a Participant ceases to be an employee of the plc Group before the end of the Restricted Period by reason of his death while still in the employment of a member of the plc Group, or he dies following a cessation of employment described in Section 10.2 the Restricted Share Units shall not be forfeited and the Restricted Period shall expire forthwith and the restrictions shall lapse.

10.7    For the avoidance of doubt, an Award that is retained under this Section 10 may lapse at an earlier date by virtue of Section 13.

10.8    For the purposes of Sections 10.1 to 10.6 a female Participant shall not be treated as ceasing to be an employee of a member of the plc Group if absent from work wholly or partly because of pregnancy or confinement until she ceases to be entitled to exercise any statutory or contractual right to return to work.

10.9    Where any release or exercise of an Award under this Section 10 would be prohibited by law or the Model Code for Securities Transactions by Directors of Listed Companies (or the Company’s dealing rules) the period during which the Restricted Shares or Restricted Share Units may be released to a Participant shall be extended by an additional period equal to the length of the period of prohibition.

11.	GENERAL

Additional Provisions of an Award

11.1    Awards granted to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to Awards granted to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the acquisition of Shares upon the exercise of Options (provided that the Committee determines that providing such financing does not violate the Sarbanes-Oxley Act of 2002 and applicable UK law), provisions for the forfeiture of or restrictions on resale or other disposition of Shares acquired under any Award, provisions giving the Company the right to repurchase Shares acquired under any Award in the event the Participant elects to dispose of such Shares, provisions allowing the Participant to elect to defer the receipt of Shares upon the exercise of Awards for a specified period or until a specified event, and provisions to comply with US Federal and state securities laws and US Federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Award Agreement.

Privileges of Share Ownership

11.2    Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of Shares which are subject to Awards hereunder until such Shares have been issued or transferred to that person.

Government and Other Regulations

11.3    The obligation of the Company to issue Shares upon the exercise of Options or otherwise settle Awards in Shares shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required.

Tax Withholding

11.4    A Participant may be required to pay to a member of the Combined Group, and each member of the Combined Group shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under any Award or from any compensation or other amounts owing to a Participant the amount (in cash, Shares or other property) of any required tax withholding and payroll taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

11.5    Without limiting the generality of clause 11.4 above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability if using method (b) or (c) of this subsection) by:

(a)	payment in cash;

(b)	delivery of Shares owned by the Participant with a Fair Market Value equal to such withholding liability;

(c)	having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the Award a number of Shares with a Fair Market Value equal to such withholding liability; or

(d)	authorising the Company to arrange the sale of sufficient Shares to generate proceeds sufficient to discharge any withholding liability.

Claim to Awards and Employment Rights

11.6    The rights and obligations of an Employee under the terms and conditions of his office or employment shall not be affected by his participation in the Plan or any right he may have to participate in the Plan. An individual who participates in the Plan waives all and any rights to compensation and damages in consequence of the termination of his office or employment with any company for any reason whatsoever (whether lawfully or unlawfully) insofar as those rights arise, or may arise, from his ceasing to have rights under or his entitlement to an Award under the Plan as a result of such termination or from the loss or diminution in value of such rights or entitlements. In the event of conflict between the terms of this Section 11.6 and the Employee’s terms of employment, this Section will take precedence.

Governing Law

11.7    The Plan shall be governed by, and construed in accordance with, the laws of England. All disputes arising out of or in connection with the rules shall be subject to the exclusive jurisdiction of the courts of England and Wales.

Funding

11.8    No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

Nontransferability

11.9    Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or personal representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of inheritance and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against each member of the plc Group.

11.10    Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards other than Incentive Share Options to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to:

(a)	any person who is a spouse or child or step child under the age of 18 of the Participant (an Immediate Family Member);

(b)	a trust solely for the benefit of the Participant and his or her Immediate Family Members;

(c)	a partnership or limited liability company whose only partners or shareholders are the Participant and his Immediate Family Members;

(each transferee described in clauses (a), (b) and (c) above is hereinafter referred to as a Permitted Transferee); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

11.11    The terms of any Award transferred in accordance with Section 11.10 shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement or share option certificate, to a Participant shall be deemed to refer to the Permitted Transferee, except that:

(a)	Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of inheritance;

(b)	Permitted Transferees shall not be entitled to exercise a transferred Nonqualified Share Option unless there shall be in effect a registration statement on an appropriate form covering the Shares to be acquired pursuant to the exercise of such Nonqualified Share Option if the Committee determines, consistent with any applicable Share Option Agreement, that such a registration statement is necessary or appropriate,

(c)	the Committee or any member of the plc Group shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and

(d)	the consequences of a Participant no longer being employed by, or in the services of, a member of the plc Group under the terms of the Plan and the applicable Award Agreement or share option certificate shall continue to be applied with respect to the Participant, including, without limitation, that a Nonqualified Share Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Share Option Agreement.

Relationship to Other Benefits

11.12  No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of a member of the Combined Group except as otherwise specifically provided in such other plan.

Expenses

11.13  The expenses of administering the Plan shall be borne by the plc Group.

Gender and Number

11.14  Where the context admits, masculine pronouns and other words of masculine gender shall refer to both men and women, words in the singular shall include the plural and words in the plural shall include the singular.

Termination of Employment

11.15  For all purposes herein, a person who transfers from employment with a member of the plc Group to employment or service with a member of the Combined Group shall not be deemed to have terminated employment or service with a member of the plc Group.

Titles and Headings

11.16  The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

Severability

11.17  If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

12.	CHANGES IN CAPITAL STRUCTURE

12.1	In the event of any:

(a)	Capital Reorganisation;

(b)	Corporate Transaction; or

(c)	the implementation by the Company of a demerger, or the payment by the Company of a dividend in specie or a super dividend or other transaction or any change in applicable laws or any change in circumstances which in the opinion of the Committee (acting fairly and reasonably and taking into account any criteria it may consider to be relevant) would materially affect (whether by increasing or reducing) the current or future value of an Award the number or type of shares subject to an Award and the Option Price per Share may be adjusted or the Awards may be subject to substitution in such manner as the Committee may determine is fair and reasonable, PROVIDED THAT:

(i)	in respect of an Award under which Shares are to be transferred, prior notification shall be given to the person holding the Shares to which the Award relates;

(ii)	no adjustment shall be made pursuant to this Section which would decrease the aggregate Option Price of any Option; and

(iii)	except as provided in this sub-paragraph (iii), no adjustment may have the effect of reducing the Option Price of any Option to less than the nominal value of a Share. Where an Option subsists over both issued and unissued Shares, any such adjustment may only be made if the reduction of the Option Price of Options over both issued and unissued Shares can be made to the same extent. Any adjustment to the Option Price of Options over unissued Shares shall only be made if and to the extent that the Committee shall be authorised to capitalise from the reserves of the Company a sum equal to the amount by which the nominal value of the Shares in respect of which the Option is exercisable exceeds the adjusted Option Price. The Company may apply such sum in paying up such amount on such Shares and so that, on exercise of any Option in respect of which such reduction shall have been made, the Company shall capitalise such sum (if any) and apply the same in paying up such amount as aforesaid; and

(iv)	any adjustment in Incentive Stock Options under this Section 12 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act.

12.2    Notwithstanding the above, in the event of any of the following:

(a)	the Company is merged or consolidated with another company or body corporate and, in connection therewith, consideration is received by shareholders of the Company in a form other than shares or other equity interests of the surviving entity;

(b)	a Sale;

(c)	the reorganization or liquidation of the Company; or

(d)	the Company enters into a written agreement to undergo an event described in sub-paragraphs (a), (b) or (c) above,

then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and cause the holders thereof to be paid, in cash or shares, or any combination thereof, the value of such Awards based upon the price per share of the shares or other consideration received or to be received by shareholders of the Company in the event.

12.3    The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13.	EFFECT OF CHANGE OF CONTROL

13.1    In the event of a Change of Control which is not a Scheme of Arrangement, notwithstanding any provision of the Plan to the contrary and notwithstanding that the Option Period may not have commenced nor the Performance Goals been satisfied, an Option shall forthwith vest and become exercisable with respect to 100 per cent of the Shares subject to such Option. An Option Holder may exercise his Options during the Relevant Period. Failing any permitted exercise the Options shall without prejudice to the operation of Section 13.7, cease to be exercisable and shall automatically lapse upon the expiry of the Relevant Period, and if more than one Relevant Period is running concurrently, the Option shall cease to be exercisable and lapse upon the expiry of whichever of those periods is the first to expire.

13.2    In the event of a Change of Control which is a Scheme of Arrangement, notwithstanding any provision of the Plan to the contrary and notwithstanding that the Option Period may not have commenced nor the Performance Goals been satisfied, an Option shall forthwith vest and become exercisable with respect to 100 per cent of the Shares subject to such Option conditionally upon satisfaction of the Relevant Condition. An Option Holder may exercise his Options during the Relevant Period. Failing any permitted exercise the Options shall cease to be exercisable between the last date upon which permitted exercises may occur and the first date when it can be determined whether or not the Relevant Condition is satisfied. If the Relevant Condition is not satisfied the Options shall continue subject to the terms of this Plan. If the Relevant Condition is satisfied the Options shall, without prejudice to the operation of Section 13.7, lapse automatically on the date upon which the scheme of arrangement is sanctioned by the Court.

13.3    In the event of a Change of Control which is not a Scheme of Arrangement, notwithstanding any provision of the Plan to the contrary and notwithstanding that the Restricted Period may not have expired nor any Performance Goals been satisfied, the Restricted Period shall forthwith expire with respect to 100 per cent of the Shares comprised in a Restricted Stock Award or a Restricted Stock Unit Award. The Restricted Period shall expire immediately upon the commencement of the Relevant Period and the Company shall satisfy its obligations under Section 9.11 and 9.12 of this Plan in respect of the Restricted Share Awards and Restricted Share Unit Awards within 30 days thereof at the end of which period, without prejudice to the operation of Section 13.7, the Awards shall lapse.

13.4    In the event of a Change of Control which is a Scheme of Arrangement, notwithstanding any provision of the Plan to the contrary and notwithstanding that the Restricted Period may not have expired nor any Performance Goals been satisfied, the Restricted Period shall expire with respect to 100 per cent of the Shares comprised in a Restricted Stock Award or a Restricted Stock Unit Award conditionally upon satisfaction of the Relevant Condition. If the Relevant Condition is not satisfied the Restricted Period shall not expire and the Restricted Share Awards and Restricted Share Unit Awards shall continue subject to the terms of this Plan. If the Relevant Condition is satisfied the Restricted Period shall expire on the date upon which the scheme of arrangement is sanctioned by the Court and the Company shall satisfy its obligations under Section 9.11 and 9.12 of this Plan in respect of the Restricted Share Awards and Restricted Share Unit Awards within 30 days thereof at the end of which period, without prejudice to the operation of Section 13.7, the Awards shall lapse.

Cancellation of Awards

13.5    In the event of a Change of Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Award and pay to the holders thereof, in cash or shares, or any combination thereof, the value of such Awards based upon the price per Share received or to be received by other shareholders of the Company in the event.

Demerger

13.6    If the Committee becomes aware that the Company is or is expected to be affected by any demerger, dividend in specie, super-dividend or other transaction which, in the opinion of the Committee, would materially affect (whether by increasing or reducing) the current or future value of any Awards, the Committee (acting fairly and reasonably and taking into account criteria it may consider to be relevant) may, in its absolute discretion, allow Options to be exercised (whether or not the Option Period has commenced) and the Restricted Period to expire in respect of Restricted Shares and Restricted Share Units, in each case in respect of such number of Shares as the Committee may determine in its discretion. The Committee shall specify the period in which such Options shall be exercisable and whether such Options shall lapse at the end of the specified period. The Committee shall notify any Participant who is affected by the discretion exercised under this Section.

Roll-over of Awards

13.7    In the event of a Change of Control the Committee may, in its absolute discretion, with the consent of any acquiring company determine that:

(a)	Options shall not be exercisable and that the Restricted Period shall not expire in respect of Restricted Shares and Restricted Share Units but that Participants shall be required within the Relevant Period to release any outstanding Awards (whether vested or unvested) in consideration for the grant of equivalent Awards over shares or restricted shares or restricted share units in the capital of the acquiring company or any company which Controls such acquiring company, on such terms as the Committee may determine; or

(b)	Participants may at any time within the Relevant Period by agreement with the acquiring company, release any outstanding Awards (whether vested or unvested) in consideration for the grant of equivalent Awards over shares or restricted shares or restricted share units in the capital of the acquiring company or any company which Controls such acquiring company, on such terms as the Committee may determine.

14.	NON EXCLUSIVITY OF THE PLAN

Neither the adoption of this Plan by the Committee nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Committee to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of share options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

15.	AMENDMENTS AND TERMINATION

15.1	The Committee may at any time discontinue the grant of further Awards.

15.2	The Committee may amend any of the provisions of the Plan in any way it thinks fit, provided that:

(a)	the Committee shall not make any amendment that would materially prejudice the interests of existing Participants except with the prior consent or sanction of Participants who, if they exercised their Options in full or the Restricted Period in respect of their Award expired, would thereby become entitled to not less than three-quarters of all the Shares which would fall to be allotted, transferred or released upon exercise in full of all outstanding Options and expiry of the Restricted Period; and

(b)	no amendment to the advantage of Employees or may be made to:

(i)	the definition of Employee in Section 2;

(ii)	the limitations on the number of Shares subject to the Plan;

(iii)	the basis for determining an Executive’s entitlement to Shares under the Plan;

(iv)	the terms of Shares to be provided under the Plan;

(v)	the adjustment provisions of Section 12 of the Plan;

without the prior approval of the Company in general meeting except in the case of minor amendments to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favourable tax, exchange control or regulatory treatment for Employees or any member of the Combined Group; and

(c)	without prejudice to any provision of the Plan which provides for the lapse of an Option, the Committee may not cancel an Option unless the Option Holder agrees in writing to such cancellation.

15.3    Notwithstanding any other provision of the Plan, the Committee may establish appendices to the Plan for the purpose of granting Approved Options to Employees who are primarily liable to tax in the United Kingdom and Awards to Employees who are or may become primarily liable to tax outside the United Kingdom on their remuneration, subject to such modifications as may be necessary or desirable to take account of overseas tax, exchange control or securities laws provided that any shares made available under such appendices shall count towards the limit set out in Section 5.1.

15.4    Benefits under the Plan shall not be pensionable.

APPENDIX 1

United States Part of the Plan

For any Employee whose remuneration is (or, at the time of Option exercise, is expected wholly to be) subject to taxation in the United States of America and to whom the Committee wishes to grant Options under this Plan which will be treated as Incentive Stock Options, the following provisions shall apply:

(A)	All the provisions of the Plan shall apply to the grant of Options subject to the modifications contained in the following paragraphs.

(B)	The number of Shares issued or transferred pursuant to the exercise of Incentive Share Options shall not, in aggregate, exceed 3.5 million Shares. The number of Shares available for issuance pursuant to the preceding sentence shall not exceed the limit in Section 5.1 and shall be subject to appropriate adjustment on the occurrence of any event described in Section 12.

(C)	The term “disability” in Section 8.3 shall have the meaning given by Section 22(e)(3) of the Code.

Annex C

CARNIVAL PLC
2005 EMPLOYEE STOCK PURCHASE PLAN

Carnival plc, a corporation duly organized and existing under the laws of England and Wales (the “Company”), hereby formulates and adopts the following Carnival plc 2005 Employee Stock Purchase Plan (the “Plan”) for Eligible Employees (as defined in Paragraph 5(a) of the Plan) of the Company and each Subsidiary (as defined in Paragraph 5(b) of the Plan) of the Company that has adopted the Plan with the consent of the Board of Directors of the Company (the “Board of Directors”). The Company, if adopted for its employees, and each Subsidiary so adopting the Plan are referred to for purposes of the Plan collectively as the “Employers” and separately as an “Employer.” The Plan is effective on January 1, 2005, (the “Effective Date”), subject, however, to approval of the Plan by the Company’s shareholders within 12 months after the date of such adoption.

1.	Purpose.

The purpose of the Plan is to secure for the Company and the other Employers the benefits of the additional incentive inherent in the ownership by Eligible Employees of Carnival plc ordinary shares represented by American Depositary Shares (“ADS”) ($1.66 stated value) and to help the Company and the other Employers secure and retain the services of the Eligible Employees. The Plan is intended to comply with the provisions of sections 421, 423 and 424 of the Internal Revenue Code of 1986, as amended (the “Code”) and the rules and regulations promulgated thereunder (the “Regulations”), and the Plan shall be administered, interpreted and construed in accordance with such provisions.

2.	Administration.

(a)	Compliance with Rule 16b-3.

The Plan shall be administered in a manner consistent with the requirements for exemptive relief under Rule 16b-3 or any successor provision under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) unless the Board of Directors shall determine that it is not in the best interests of the Corporation and the other Employers that the Plan be so administered.

(b)	The Committee.

The Plan shall be administered by a committee (the “Committee”) consisting of at least two or more members. Each member of the Committee shall be a member of the Board of Directors and a “disinterested person” within the meaning of Rule 16b-3 under the Exchange Act unless the Board has made a determination not to comply with Rule 16b-3 in accordance with subparagraph 2(a) or that it is not necessary to comply with the provisions of Rule 16b-3 that mandate the composition of the Committee administering the Plan, and, in either such case, the Committee shall consist of such members as shall be determined by the Board of Directors. The Committee shall select one of its members as Chairman and shall make such rules and regulations as it shall deem appropriate concerning the holding of its meetings and transaction of its business. A majority of the whole Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee (with all determinations as to whether a member or a quorum is present being made in accordance with the Company’s By-laws and applicable corporate law). Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and may resign from the Committee by providing written notice to the Board of Directors of such resignation. Any vacancy on the Committee may be filled at any time by resolution adopted by the Board of Directors.

(c)	Interpretation of the Plan.

Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to it and to make all other determinations deemed necessary and advisable for the administration of the Plan. The determinations of the Committee shall be conclusive.

3.	ADSs Subject to Plan.

Subject to the adjustment provisions of Paragraph 11 below, a maximum of two million shares (2,000,000) of ADSs may be made available for purchase under the Plan.

4.	Offerings of ADSs.

(a)	Offerings.

The right to purchase ADSs pursuant to the Plan shall be made available to Eligible Employees in a series of semi-annual offerings beginning on the first Business Day (as defined in subparagraph 4(b) below) of each January and July during which the Plan is in effect (individually an “Offering” and collectively the “Offerings”). If and to the extent that any right to purchase reserved ADSs shall not be exercised by any Participating Employee (as defined in Paragraph 6(a)(ii) of the Plan) for any reason or if any such right to purchase shall terminate as provided herein, ADSs that have not been so purchased under the Plan shall again become available for the purposes of the Plan unless the Plan has been terminated.

(b)	Business Day.

For purposes of the Plan, “Business Day” shall mean any day on which both the Company and the New York Stock Exchange (the “NYSE”) are open for business.

5.	Eligibility to Participate in the Plan.

(a)	Eligible Employees.

All members of the Board of Directors of an Employer, all corporate officers of an Employer, and any other person employed by an Employer shall be eligible to participate in the Plan, provided that each of such persons at the time of any determination of eligibility (i) is classified by his or her Employer as (A) a regular full-time employee of such Employer, or (B) a part-time employee of such Employer whose customary employment is for fifteen (15) hours or more per week and for five (5) months or more per year, (ii) has been employed by any Employer or any other Subsidiary for at least six months’ Continuous Service (as defined in subparagraph 5(c) below), and (iii) is not a Five Percent Holder (as defined in Paragraph 9(b)(i) of the Plan), each of whom are referred to for purposes of the Plan as “Eligible Employee” and collectively as “Eligible Employees.”

(b)	Subsidiary.

For purposes of the Plan, a “Subsidiary” of the Company shall mean any “subsidiary corporation,” as such term is defined in section 424(f) of the Code. An entity shall be deemed a Subsidiary of the Company only for such periods as the requisite ownership relationship is maintained.

(c)	Continuous Service.

For purposes of the Plan, “Continuous Service” means with respect to any Eligible Employee the period of time during which the Eligible Employee has been employed (i) by any Employer or any other Subsidiary or (ii) with the approval of the Committee, (A) by a predecessor business acquired by any Employer or any other Subsidiary or (B) by a predecessor company merged or consolidated with or into any Employer or any other Subsidiary, and during which period there has been no interruption of the Eligible Employee’s employment by such Employer, such Subsidiary or such predecessor employer; provided, however, that, for this purpose, Continuous Service shall include periods prior to the Effective Date; and provided further, however, that any change of employment by the Eligible Employee shall not be considered to be an interruption of Continuous Service so long as the Eligible Employee has continued to be employed by an Employer or any other Subsidiary.

6.	Enrollment; Election to Participate by Deposits and Payroll Deductions.

(a)	Enrollment.

(i)    Enrollment Form.  Any Eligible Employee may elect at any time to enroll in the Plan by correctly completing, executing and filing with his or her Paymaster (as defined in subparagraph 6(a)(iii) below) an enrollment form approved by the Committee (an “Enrollment Form”) indicating that he or she (A) is an Eligible Employee and (B) elects to enroll in the Plan. The effective date of a Eligible Employee’s election to enroll in the Plan shall be the date on which his or her Paymaster receives from him or her the properly completed and executed Enrollment Form.

(ii)   Participating Employee.  Any Eligible Employee who has on file with his or her Paymaster an effective Enrollment Form shall be referred to for purposes of the Plan as a “Participating Employee.”

(iii)  Paymaster.  For purposes of the Plan, “Paymaster” means with respect to each Eligible Employee, the person(s) or department(s) charged by the Committee with the responsibility for administering the Plan for the Employer of the Eligible Employee.

(b)	Participating Depositing Employees.

(i)    Deposit Election Form.  At any time during the period from the ninetieth (90th) day to and including the tenth (10th) Business Day prior to the first day of any Offering, any Participating Employee may elect to actively participate in the Plan by correctly completing, executing and filing with his or her Paymaster an election form approved by the Committee (a “Deposit Election Form”) indicating that he or she (1) is a Participating Employee, (2) elects to actively participate in the Plan by making Deposits (as defined in subparagraph 6(b)(v) below), which is specifically identified as to the amount thereof, to his or her Stock Purchase Account (as defined in Paragraph 7 of the Plan) during that Offering, which Deposit he or she commits to deliver to his or her Paymaster on or before the twentieth (20th) Business Day prior to the Investment Date (as defined in subparagraph 8(c)(i) of the Plan) for that Offering and (3) authorizes his or her Employer to deposit in his or her Stock Purchase Account the Deposit referred to in the Deposit Election Form.

The effective date of a Deposit Election Form and the election set forth therein shall be the first day of the Offering next following the date on which the Paymaster of any Participating Employee receives from him or her the properly completed, executed and timely filed Deposit Election Form. Any effective Deposit Election Form shall remain effective only for the Offering with respect to which it is filed and until such time as the Participating Employee filing such Deposit Election Form (A) shall have ceased to be an Eligible Employee in accordance with subsection 6(b)(iii) below, or (B) shall be deemed to have elected to cease to actively participate in the Plan as a Participating Depositing Employee including, without limitation, in accordance with subsections 6(b)(v)(A) or 6(c)(ix) below.

(ii)   Participating Depositing Employee.  Any Participating Employee who has on file with his or her Paymaster an effective Deposit Election Form shall be referred to for purposes of the Plan as a “Participating Depositing Employee.”

(iii)  Change in Status During an Offering to an Ineligible Employee.  If at any time during an Offering a Participating Depositing Employee ceases to be an Eligible Employee for any reason, including, without limitation, upon his or her death or retirement or termination of his or her employment, then the Participating Depositing Employee will be deemed to have made an election to cease to actively participate in the Plan as a Participating Depositing Employee and to have authorized his or her Employer to return to him or her the balance standing to his or her credit in his or her stock Purchase Account in accordance with Paragraph 7(e). Such deemed election shall be effective as of the date of the occurrence causing the Participating Depositing Employee to cease to be an Eligible Employee.

(iv)   Mandatory Continuing Reelection to Participate.  A Participating Depositing Employee must elect, with respect each successive Offering, to continue to actively participate in the Plan as a Participating Depositing Employee during such Offering, which election must be made by complying with subparagraph 6(b)(i) above. Any Participating Depositing Employee not making an effective election with respect to any Offering to continue to actively participate in the Plan as a Participating Depositing

Employee during such Offering shall be deemed to have voluntarily elected to cease to actively participate in the Plan as a Participating Depositing Employee for such Offering and shall cease to be a Participating Depositing Employee for such Offering and for each successive Offering. The effective date of any such deemed election shall be the first day of the Offering to which such deemed election relates.

(v)    Failure to Make Deposits in a Timely Manner and in the Agreed Amounts.

(A)    Insufficient Deposit.  If a Participating Depositing Employee who has on file an effective Deposit Election Form fails to timely make the Deposit in the dollar amount to which he or she committed in the Deposit Election Form for any reason, such insufficient Deposit shall be deposited in the Stock Purchase Account of the Participating Depositing Employee. Any balance standing to the credit of a Participating Depositing Employee in his or her Stock Purchase Account after making such an insufficient Deposit shall remain in the Stock Purchase Account of the Participating Depositing Employee and be applied on the Investment Date for that Offering in accordance with Paragraph 8 of the Plan. Such Participating Depositing Employee may elect to actively participate in the Plan with respect to any subsequent Offering by completing an effective Election Form in accordance with subparagraph 6(b)(i) or 6(c)(i), as appropriate.

(B)    Return of Excessive Deposit.  If a Participating Depositing Employee makes a timely Deposit in an amount greater than the dollar amount specified in his or her effective Deposit Election Form, any amount in excess of the amount specified in the Deposit Election Form shall be returned by his or her Employer to the Participating Depositing Employee.

(vi)   Deposit.  For purposes of the Plan, a “Deposit” means cash in U.S. dollars or a money order that is payable in U.S. dollars, that is identified in an effective Deposit Election Form and delivered to the Paymaster of the Participating Depositing Employee receiving such Deposit Election Form.

(c)    Participating Withholding Employees.

(i)    Withholding Election Form.  At any time during the period from the ninetieth (90th) day to and including the tenth (10th) Business Day prior to the first day of any Offering, any Participating Employee may elect to actively participate in the Plan by correctly completing, executing and filing with his or her Paymaster an election form approved by the Committee (an “Withholding Election Form”) indicating that he or she (A) is a Participating Employee and is not a Restricted Employee (as defined in subparagraph 6(c)(iv) below), (B) elects to actively participate in the Plan through Payroll Deductions (as defined below), and (C) authorizes his or her Employer to make the amount of payroll deductions specified therein (“Payroll Deductions”) from each subsequent Paycheck as provided in subparagraph 6(c)(ii) below. Restricted Employees may not file a Withholding Election Form. The effective date of a Withholding Election Form authorizing Payroll Deductions and the election set forth therein shall be the first day of the Offering next following the date on which the Paymaster of any Participating Employee receives from him or her the properly completed, executed and timely filed Withholding Election Form. Any effective Withholding Election Form shall remain effective until such time as the Participating Employee filing such Withholding Election Form (1) shall have filed with his or her Paymaster an effective Withholding Election Form replacing the previously effective Withholding Election Form in accordance with subsection 6(c)(viii) or 6(c)(ix) below or (2) shall be deemed to have elected to cease to actively participate in the Plan through Payroll Deductions, including, without limitation, in accordance with subsection 6(b)(v)(A) above or subsection 6(c)(ix) below.

(ii)   Offerings to Which Payroll Deductions Are to be Applied.  Payroll Deductions for a Participating Employee shall begin on the issue date of his or her Paycheck for the first complete pay period coincident with or next following the effective date of a Withholding Election Form and shall continue thereafter until the issue date of the Paycheck for the first complete pay period next following the date on which such Withholding Election Form ceases to be effective. Any Payroll Deductions that are made during a Paycheck that includes an Investment Date for any Offering shall be deposited in the Participating Employee’s Stock Purchase Account after such Investment Date and applied on the Investment Date for the next Offering in accordance with subparagraph 8(a) of the Plan.

(iii)  Participating Withholding Employee. Any Participating Employee who has on file with his or her Paymaster an effective Withholding Election Form shall be referred to for purposes of the Plan as a “Participating Withholding Employee.”

(iv)   Restricted Employees.  For purposes of the Plan a “Restricted Employee” shall mean any Participating Employee from whose Paycheck (as defined in subparagraph 6(c)(v) below) his or her Employer pursuant to any applicable law may not make payroll deductions. A Restricted Employee may not actively participate in the Plan as a Participating Withholding Employee.

(v)    Paycheck.  For purposes of the Plan, a “Paycheck” means any check for compensation received by an Eligible Employee from his or her Employer at the end of a regular pay period of the Eligible Employee.

(vi)   Change in Status During an Offering.

(A)    Change in Status to a Restricted Employee.  If an Eligible Employee who is a Participating Withholding Employee shall become a Restricted Employee at any time during an Offering, such Eligible Employee immediately shall be treated as a Restricted Employee for purposes of the Plan and immediately upon the occurrence of the event causing him or her to be a Restricted Employee shall be deemed to have made an election to cease to actively participate in the Plan as a Participating Withholding Employee and to have authorized his or her Employer to discontinue his or her Payroll Deductions. The effective date of any such deemed election shall be the date of the event causing the Eligible Employee to be classified as a Restricted Employee, which deemed election shall remain effective until such time as the Restricted Employee shall have on file with his or her Paymaster an effective Withholding Election Form. Any balance standing to the credit of a Participating Withholding Employee in his or her Stock Purchase Account after such a change in status to a Restricted Employee shall remain in his or her Stock Purchase Account and be applied on the next Investment Date in accordance with Paragraph 8 of the Plan.

(B)    Change in Status to an Ineligible Employee.  If at any time during an Offering a Participating Withholding Employee ceases to be an Eligible Employee for any reason, including, without limitation, upon his or her death or retirement or termination of his or her employment, then the Participating Withholding Employee will be deemed to have made an election to cease to actively participate in the Plan as a Participating Withholding Employee and to have authorized his or her Employer to discontinue his or her Payroll Deductions, in each case as of the date of the occurrence causing the Participating Withholding Employee to cease to be an Eligible Employee. Any balance standing to the credit of a Participating Withholding Employee in his or her Stock Purchase Account after ceasing to be an Eligible Employee shall be returned to him or her in accordance with Paragraph 7(e) of the Plan.

(vii)  Deemed Election Regarding Continuing Participation as a Participating Withholding Employee.  A Participating Withholding Employee will be deemed to have elected to continue to actively participate through Payroll Deductions in each Offering subsequent to becoming a Participating Withholding Employee, provided, that on the first day of such Offering he or she is an Eligible Employee and is not a Restricted Employee and has not filed with his or her Paymaster, in accordance with subparagraph 6(c)(ix) below, an effective Withholding Election Form authorizing his or her Employer to discontinue his or her Payroll Deductions. A Participating Withholding Employee will also be deemed to have elected to have his or her Employer make the same Payroll Deduction for each subsequent Offering, provided, that on the first day of such Offering he or she is an Eligible Employee and is not a Restricted Employee and has not filed with his or her Paymaster, in accordance with subparagraph 6(c)(viii) below, an effective Election Form authorizing his or her Employer to increase or decrease his or her Payroll Deductions. A Participating Withholding Employee who as of the first day of any offering after he or she becomes a Participating Withholding Employee (A) is a Restricted Employee or (B) is not an Eligible Employee, in any such case shall be deemed to have elected to cease to actively participate in the Plan as a Participating Withholding Employee for such Offering. The effective date of any such deemed election shall be the first day of the Offering to which such deemed election relates.

(viii)  Changing Payroll Deductions Prior to Any Offering.  A Participating Withholding Employee may increase or decrease his or her Payroll Deductions for any entire Offering at any time during the period from the ninetieth (90th) day to and including the tenth (10th) Business Day prior to the first day of any Offering by correctly completing, executing and filing with his or her Paymaster a Withholding Election Form authorizing his or her Employer to increase or decrease his or her previously authorized Payroll Deductions to the amount of Payroll Deductions specified therein. Any such increase or decrease shall become effective on the issue date of the Paycheck for the first complete pay period next following the first day of the Offering next following the date on which his or her Paymaster receives from the Participating Withholding Employee a properly completed, executed and timely filed Withholding Election Form indicating such an election.

(ix)   Discontinuing Payroll Deductions During Any Offering.  A Participating Withholding Employee may at any time elect to cease to actively participate in the Plan as a Participating Withholding Employee during any Offering by correctly completing, executing and filing with his or her Paymaster a Withholding Election Form authorizing his or her Employer to discontinue his or her Payroll Deductions and identifying the first full Paycheck with respect to which the discontinuation is to be effective. Any such Withholding Election Form authorizing the discontinuation of Payroll Deductions and the election set forth therein shall become effective on the issue date of the Paycheck that is identified in the properly completed, executed and timely filed Withholding Election Form indicating such an election. If a Participating Withholding Employee so elects to cease to actively participate in the Plan through Payroll Deductions during any Offering prior to the last Paycheck from which Payroll Deductions are applied during such Offering in accordance with subparagraph 6(c)(ii), any balance standing to the credit of a Participating Withholding Employee in his or her Stock Purchase Account after making such an election to discontinue Payroll Deductions shall remain in the Stock Purchase Account of the Participating Withholding Employee and be applied on the Investment Date for that Offering in accordance with Paragraph 8 of the Plan. If a Participating Withholding Employee so elects to cease to actively participate in the Plan through Payroll Deductions during any Offering after the last Paycheck from which Payroll Deductions are applied during such Offering and with respect to the first Paycheck from which Payroll Deductions are applied during the next Offering, all in accordance with subparagraph 6(c)(ii) above, then the Participating Withholding Employee shall be deemed to have made an election in accordance with subparagraph 6(c)(viii) above to decrease his or her Payroll Deductions to zero for the next Offering.

(d)    General.

(i)    Election Forms.  Deposit Election Forms and Withholding Election Forms shall be referred to collectively for purposes of the Plan as “Election Forms.”

(ii)   Inactive Participating Employee.  Any Participating Employee who does not have on file with his or her Paymaster an effective Election Form shall be referred to for purposes of the Plan as an “Inactive Participating Employee.” Any Inactive Participating Employee may elect to actively participate in the Plan by completing an effective Election Form in accordance with subparagraph 6(b)(i) or 6(c)(i), as appropriate.

(iii)  Death, Retirement and Termination of Employment.  In the event of a Participating Employee’s death, retirement or termination of employment, such Participating Employee shall immediately be deemed to have ceased to be an Eligible Employee and, accordingly, he or she shall cease to actively participate in the Plan through Payroll Deductions and Deposits and he or she shall be deemed to have authorized his or her Employer to discontinue his or her Payroll Deductions and to cancel his or her enrollment in the Plan.

(iv)   Reenrollment or Ending Inactive Participation.  Any Eligible Employee whose enrollment in the Plan has been canceled or who has ceased to actively participate in the Plan for any reason may elect to enroll in the Plan or continue to actively participate in the Plan, as appropriate, with respect to any subsequent Offering as provided in subparagraph 6(a)(i), 6(b)(i) or 6(c)(i) above, as appropriate.

7.	Stock Purchase Accounts.

For purposes of the Plan, “Stock Purchase Account” means for each Participating Employee a non-interest bearing account consisting of all Payroll Deductions and Deposits made for the account of the Participating Employee under the Plan, reduced by all amounts applied to the purchase of ADSs for such Participating Employee pursuant to Paragraph 8 of the Plan and all amounts returned to the Participating Employee (or his or her court appointed legal representative) pursuant to this Paragraph 7 or Paragraph 6(b)(v)(B) of the Plan.

(a)    Minimum/Maximum Allowable Deposits and Payroll Deductions.

The minimum allowable amount that can be deposited to the Stock Purchase Account of a Participating Employee during any single Offering, whether by a Deposit and/or Payroll Deductions, is U.S. $50.00 or any amount determined by the Committee. The maximum allowable amount that can be deposited to the Stock Purchase Account of a Participating Employee during any single Offering, whether by a Deposit and/or Payroll Deductions, is equal to the lesser of (i) an amount that would purchase 2,000 ADSs or (ii) an amount that would not exceed the limits contained in 7(d) or 7(e) below.

(b)    Deposits.

Each Participating Employee who delivers a Deposit to his or her Paymaster shall be given a receipt for such Deposit. Subject to Paragraph 6(b)(v)(B) of the Plan, each Deposit shall be credited on behalf of a Participating Employee on the later to occur of (i) the date of receipt by the Paymaster of the effective Deposit Election Form that refers to the Deposit or (ii) the date of receipt by the Paymaster of the Deposit. Each Payroll Deduction shall be credited on behalf of a Participating Withholding Employee on the date of the Paycheck to which the Payroll Deduction relates. Each Payroll Deduction and Deposit shall be credited on the records of each Employer to the Stock Purchase Account in the name of the Participating Employee authorizing the Payroll Deduction or Deposit as soon as practicable after each Investment Date. Such credit shall constitute only a convenient bookkeeping entry by the Employer and no interest will be paid or due on any money credited to such Participating Employee’s Stock Purchase Account.

(c)    Inactive Status; Failure to Invest.

If a Participating Employee elects to cease to actively participate in the Plan or to be enrolled as a Participating Employee under the Plan, then the entire amount standing to the Participating Employee’s credit in his or her Stock Purchase Account on the effective date of such occurrence shall be used to purchase ADSs on the Investment Date during the Offering during which such event occurs in accordance with Paragraph 8 of the Plan. If for any reason the Company does not invest on any Investment Date any amount standing to the credit of a Participating Employee in his or her Stock Purchase Account, then the entire amount standing to the Participating Employee’s credit in his or her Stock Purchase Account on the effective date of such occurrence shall be used to purchase ADSs on the next succeeding Investment Date in accordance with Paragraph 8 of the Plan.

(d)    Annual Limit of U.S. $17,647.06.

If any Participating Employee becomes subject to the limitations of Paragraph 9(a) of the Plan, then the entire amount standing to the credit of such Participating Employee in his or her Stock Purchase Account on the effective date of such occurrence shall be returned by his or her Employer to the Participating Depositing Employee.

(e)    Five Percent Limitations; Ineligible Employees.

If any Participating Employee becomes subject to the limitations of Paragraph 9(b)(ii) of the Plan, then the entire amount standing to the credit of such Participating Employee in his or her Stock Purchase Account shall be returned to such Participating Employee (or his or her court appointed legal representative) after the Investment Date on which the safe-harbor provisions of Paragraph 9(b)(ii) of the Plan are applied with respect to the Participating Employee’s rights under Paragraph 8(a) of the Plan. If on or before the tenth (10th) Business Day prior to any Investment Date, any Participating Employee ceases to be an Eligible Employee for any reason, including, without limitation, upon his or her death or retirement or termination of his or her employment, then the entire amount standing to the credit of such Participating Employee in his or her Stock Purchase Account shall be returned to such Participating Employee (or his or her court appointed legal representative) on the effective date of such occurrence (and at any time thereafter prior to any subsequent date on which there is on file with his or her Employer an effective Enrollment Form causing him or her to enroll in the Plan).

(f)    Maximum Number of Shares.

Except as specifically provided to the contrary in the Plan, if the Participating Employees shall have purchased the maximum number of ADSs available under the Plan and all rights of the Participating Employees are to be terminated pursuant to Paragraph 16(a) of the Plan, each Participating Employee shall be refunded any excess balance standing to his or her credit in his or her Stock Purchase Account on the effective date of the termination of the Plan.

(g)    Merger, Consolidation, Dissolution or Liquidation.

In the event of a dissolution or liquidation of the Company, or of a merger or consolidation in which the Company is not the surviving or resulting corporation, the Plan and any Offering hereunder shall terminate upon the effective date of such dissolution, liquidation, merger or consolidation, and the balance then standing to the credit of each Participating Employee in his or her Stock Purchase Account shall be returned to him or her.

8.Investment of Moneys in Stock Purchase Accounts to Purchase ADSs; Investment Accounts.

(a)    Right to Purchase on an Investment Date.

Subject to Paragraphs 9(b)(ii) and 9(d) of the Plan, as of each Investment Date each Participating Employee and each other Eligible Employee shall have the right to purchase the number of whole and fractional (computed to four decimal places) ADSs determined by dividing (i) the entire amount credited on behalf of the Participating Employee in his or her Stock Purchase Account by (ii) the Purchase Price (as defined in subparagraph 8(c)(ii) below). Each Participating Employee and each other Eligible Employee having a positive balance in his or her Stock Purchase Account as of an Investment Date shall be deemed, without any further action, to have elected to purchase, and the Employer shall cause to be purchased, with such balance the number of whole and fractional ADSs (computed to four decimal places) that the Eligible Employee has the right to purchase at the Purchase Price on that Investment Date.

(b)    Investment Accounts.

All whole and fractional ADSs purchased under the Plan shall be held in separate investment accounts (“Investment Accounts”) maintained by such brokerage house, investment banking firm, commercial bank or other such similar institution as may be selected by the Committee for the Participating Employees. If a Participating Employee shall cease to be a Participating Employee without ceasing to be an Eligible Employee, his or her Investment Account shall remain open for his or her benefit in accordance with the Plan, except as otherwise determined by the Committee. All cash dividends paid with respect to the whole and fractional ADSs in an Eligible Employee’s Investment Account shall be credited to his or her Stock Purchase Account and reinvested on the day after it is paid at the fair market value of an ADS on that date. The effect on an Eligible Employee’s Investment Account of such Eligible Employee ceasing to be an Eligible Employee, including, without limitation, upon termination of his or her employment or death, shall be determined by the Committee.

(c)	Definitions.

(i)    Investment Date.  For purposes of the Plan, “Investment Date” shall mean the last Friday of each Offering period or, if such Friday is not a Business Day, the immediately preceding Business Day.

(ii)   Purchase Price.  The purchase price for each ADS purchased pursuant to the Plan on any Investment Date (the “Purchase Price”) shall be equal to the lesser of (A) the greater of (1) eighty-five percent (85%) of the average of the Fair Market Values on the Grant Date and the Investment Date and

the last Friday of each month within the Offering period of one ADS or (2) eighty-five percent (85%) of the Fair Market Value of one ADS on the Grant Date, or (B) eighty-five percent (85%) of the Fair Market Value of one ADS on the Investment Date.

(iii)  Fair Market Value.  For purposes of the Plan, “Fair Market Value” of an ADS means the last price of an ADS on the NYSE Composite Tape on the date in question (or if such day is not a Business Day, the Business Day immediately prior thereto); provided, however, that if ADSs are not listed on the NYSE on such date, “Fair Market Value” of an ADS shall be determined by the Committee in its sole discretion.

(d)	Deemed Grant of Options.

For purposes of section 423 of the Code and the Regulations, the Company shall be deemed to have granted to each Participating Employee an option to purchase shares of ADSs on the first day of each Offering, which option shall be deemed for such purposes to be exercised, if at all, on the Investment Date for such Offering. Such option shall not be transferable by the Participating Employee except as permitted by Paragraph 10 of the Plan.

9.	Limitation of Number of Shares That an Employee May Purchase.

(a)    Annual Limit of U.S. $17,647.06.

No Participating Employee may be granted an option under the Plan that permits the employee’s rights to purchase shares under all employee stock purchase plans of the Company, its Subsidiaries or any parent corporation of the foregoing to accrue at a rate that exceeds $17,647.06 of fair market value of such shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

(b)	Limitation of Five Percent Voting Power.

(i)    Five Percent Holder.  For purposes of the Plan, a “Five Percent Holder” means a Participating Employee who, for the purposes of section 423(b)(3) of the Code, immediately after a right to purchase shares is granted to him or her under the Plan, owns or would be deemed to own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company, any Subsidiary, or any parent corporation of the foregoing. When making this determination, the rules of section 424(d) of the Code will apply, and shares that the employee may purchase under outstanding options (whether issued under the plan or otherwise) are treated as owned by the employee.

(ii)   Safe Harbor Purchase Limitations.  Notwithstanding anything in the Plan to the contrary, if on any Investment Date, as a result of the application of the entire amount standing to the credit of any Participating Employee in his or her Stock Purchase Account to purchase ADSs in accordance with Paragraph 8(a) of the Plan, a Participating Employee would be deemed for the purposes of section 423(b)(3) of the Code to own stock (including any number of ADSs that such Participating Employee would be entitled to purchase under the Plan) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, any Subsidiary, or any parent corporation of the foregoing, and, thus, as a Five Percent Holder would otherwise no longer be an Eligible Employee, the maximum number of ADSs that such Participating Employee shall be entitled to Purchase pursuant to Paragraph 8(a) of the Plan shall be reduced to that number which, when added to the number of shares of stock of the Company that such Participating Employee is deemed to own in accordance with the foregoing (excluding any number of shares that such Participating Employee would be otherwise entitled to Purchase under the Plan) is one share less than five percent (5%) of the total combined voting power or value of all classes of stock of the Company, any Subsidiary or any parent corporation of the foregoing.

(iii)  Determination of Stock Ownership.  In determining stock ownership of an Employee under this subparagraph 9(b), (A) the rules of sections 423(b)(3) and 424(d) of the Code shall apply in determining whether stock of the Company, any Subsidiary or any parent corporation of the foregoing, that an Employee may purchase under all other outstanding rights to purchase such stock shall be treated as stock owned by the Employee and (B) the Company shall be deemed to have granted to each

Participating Employee who is not an Inactive Participating Employee an option to purchase ADSs on the first day of each Offering, which option shall be deemed for such purposes to be exercised, if at all, on the Investment Date of such Offering.

(c)	Effect on Eligibility.

If any Participating Employee becomes subject to the limitations of subparagraph 9(a) or if the number of shares of stock of the Company that a Participating Employee is deemed to own in accordance with subparagraph 9(b)(ii) above is one share less than five percent (5%) of the total combined voting power or value of all classes of stock of the Company or any Subsidiary, such Participating Employee shall continue to be considered an Eligible Employee; provided, however, that such Participating Employee shall be deemed to have involuntarily ceased to actively participate in the Plan effective on the effective date of such event, in which event he or she shall be deemed for purposes of the Plan to be an Inactive Participating Employee; and provided further, however, that such Inactive Participating Employee may elect to continue to actively participate in the Plan in accordance with Paragraph 6(b)(i) or 6(c)(i) of the Plan, as appropriate, as of the next succeeding Offering on the first day on which he or she would be eligible to purchase at least one ADS pursuant to subparagraphs 9(a) and 9(b)(ii). Notwithstanding the foregoing and the safe harbor procedures established by subparagraph 9(b)(ii) above, if any Participating Employee shall become a Five Percent Holder, he or she shall cease to be an Eligible Employee and shall be deemed to have elected to cease to be enrolled in the Plan, effective at 12:01 a.m., Miami, Florida time, as of the day after the Investment Date for the Offering during which the event causing the Participating Employee to become a Five Percent Holder shall have occurred.

(d)	Insufficient Number of Shares.

In the event that the Plan is to be terminated pursuant to Paragraph 16(a) because there are an insufficient number of ADSs available for purchase, reserved ADSs remaining as of the termination date shall be issued to Participating Employees in accordance with subparagraph 9(a) above on a pro-rata basis.

10.	Rights Not Transferable.

No rights granted under the Plan shall be transferable by an Eligible Employee or a Participating Employee in any manner other than by will or the laws of descent and distribution and, during the lifetime of the person to whom such rights are granted, may be exercised only by an Eligible Employee or a Participating Employee (or his or her court appointed legal representative), as appropriate.

11.	Adjustment upon Changes in Capitalization; Effects of Certain Transactions.

(a)	Changes in Capitalization.

In order to prevent the dilution or enlargement of rights granted under the Plan, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or other change in the ADS, the Committee shall make appropriate changes in the number and type of shares authorized by the Plan, the number and type of shares covered by, or with respect to which payments are measured under, outstanding rights and prices specified therein, subject to the limitations of section 424 of the Code.

(b)	Effect of Merger, Consolidation, Dissolution or Liquidation.

Subject to any required action by the stockholders and subject to Paragraph 7(g) of the Plan, if the Company shall be the surviving or resulting corporation in any merger or consolidation, or if the Company shall be merged for the purpose of changing the jurisdiction of its incorporation, any Offering hereunder shall pertain to and apply to the shares of stock of the Company or the survivor.

12.	Share Ownership.

The ADSs purchased by a Participating Employee on an Investment Date shall, for all purposes, be deemed to have been issued and/or sold when the Transfer Agent of the Company actually records such purchase on the share records of the Company. Prior to that time, none of the rights of a shareholder of the Company with respect to such ADSs shall inure to the benefit of the Participating Employee.

A Participating Employee shall be precluded from selling or otherwise alienating or assigning the shares of ADSs purchased by a Participating Employee on an Investment Date until one year from such Investment Date. Such restriction shall not apply in the case of death or disability of the Eligible Employee. In addition, such restriction shall not apply to any ADS purchased with cash dividends paid with respect to whole and fractional ADSs in an Eligible Employee’s Investment Account pursuant to Section 8(a).

In addition, the Company shall only issue to a Participating Employee certificates representing ADSs granted under the Plan if the Participating Employee specifically requests such certificates, pays any associated fees in issuing such certificates, and the ADSs have been held by the Participating Employee for two years from the Offering of such shares. Nothing in the preceding sentence shall preclude a Participating Employee from selling such ADSs if permitted under the terms of the Plan.

13.	Right to Terminate Employment.

Nothing in the Plan shall confer upon any Eligible Employee the right to continue in the employment of any Employer or affect the right of any Employer to terminate the Eligible Employee’s employment at any time.

14.	Non-alienation of Benefits.

No right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. To the extent permitted by applicable law, no right or benefit under the Plan shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefits.

15.	Purchase for Investment.

Whether or not the ADSs covered by the Plan have been registered under the Securities Act of 1933, as amended, each Participating Employee may be required by the Company to give a representation in writing that such Participating Employee is acquiring such ADSs for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon any certificate or certificates representing any ADSs issued or transferred to the Participating Employee upon the exercise of any purchase rights granted under the Plan or at any time thereafter.

16.	Termination and Amendment of Plan.

(a)	Insufficient Number of Shares.

Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan and all rights of Eligible Employees hereunder may be suspended or terminated at any time at the discretion of the Board of Directors and shall terminate at 11:59 p.m., on the Investment Date that Participating Employees become entitled to purchase a number of ADSs greater than the number of reserved ADSs available for purchase pursuant to Paragraph 3 of the Plan.

(b)	Termination by the Board of Directors.

The Plan may be terminated or amended at any time by the Board of Directors; provided, however, that any such amendment shall comply with all applicable laws (including section 423 of the Code), applicable stock exchange listing requirements, and applicable requirements for exemption (to the extent necessary) under Rule 16b-3 under the Exchange Act.

(c)	Effect of Termination of Plan on Participating Employees.

No termination, modification or amendment of the Plan, without the consent of any Participating Employee, may adversely affect the rights of such Participating Employee that is specified in the Plan with respect to his or her right to withdraw any ADSs held in his or her Investment Account or to withdraw or invest any balance then standing to the credit of the Participating Employee in his or her Stock Purchase Account.

17.	Government and Other Regulations.

The obligation of the Company with respect to rights under the Plan shall be subject to all applicable laws, rules and regulations and such approvals by and governmental agency as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, as amended, and the rules and regulations of the NYSE or any other securities exchange on which the ADS may be listed.

18.	Withholding.

The Company’s obligation to deliver ADSs under the Plan shall be subject to all applicable foreign or United States federal, state and local tax withholding requirements. Any such federal, state and local withholding tax due upon any disqualifying disposition of ADSs purchased under the Plan, in the Committee’s sole discretion, may be paid in ADSs (including the withholding of ADSs subject to purchase under the Plan) upon such terms and conditions as the Committee may determine.

19.	Severability.

If any of the terms or provisions of the Plan conflict with the requirements of Rule 16b-3 under the Exchange Act and/or section 423 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 and/or section 423 of the Code, provided, however, that if the Board of Directors shall have made a determination that the Plan shall not be administered in a manner consistent with Rule 16b-3, as provided in Paragraph 2 hereof, this Paragraph shall not apply with respect to the requirements of Rule 16b-3. If the Plan does not contain any provision required to be included herein under section 423 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

20.	Non-Exclusivity of the Plan.

Neither the adoption of the Plan by the Board of Directors or by any Subsidiary nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitation on the power of the Board of Directors or any Subsidiary to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

21.	Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Florida.

Annex D

CARNIVAL PLC DIRECTORS’ REPORT AND UK GAAP SUMMARY FINANCIAL INFORMATION

Directors’ Report

Carnival plc and Carnival Corporation are separate legal entities (together referred to in this report as “Carnival Corporation & plc”) and each company has its own board of directors and committees of the board. However, as is required by the agreements governing the dual listed company (“DLC”) structure, there is a single management team and the boards of directors and members of the committees of the boards are identical.

The directors of Carnival plc have pleasure to present their report to shareholders, together with the audited financial information for Carnival plc for the year ended November 30, 2004.

Principal activities

Carnival Corporation & plc is the largest cruise vacation group in the world, with a portfolio of 12 cruise brands in North America, Europe and Australia. Together, these brands operate over 77 ships totalling more than 132,000 lower berths with 13 new ships scheduled for delivery between March 2005 and April 2009. Carnival has a multi-brand strategy, which provides products and services appealing to the widest possible target audience across all major segments of the vacation industry.

Business review and future developments

A review of the Carnival Corporation & plc’s group activities during the year and likely future developments is provided in the Chairman’s statement and the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the Carnival Corporation & plc 2004 Annual Report, which accompanies the proxy statement

As described in note 2 to the audited consolidated financial statements of Carnival plc (the “Carnival plc Accounts”), the Carnival Corporation & plc group undertook a corporate restructuring commencing on December 1, 2003. This primarily resulted in the transfer by Carnival plc to Carnival Corporation of Princess Cruise Lines Limited and a number of related ship owning entities and the transfer by Carnival Corporation to Carnival plc of the cruise operations of both Cunard Line Limited (excluding Seabourn Line Limited), Costa Finance S.A. and Carnival Corporation’s land based operations. In addition, Carnival plc acquired substantially all of the business assets and certain investment holding companies from P&O Princess Cruises International Limited, its wholly owned subsidiary, in February 2004.

Dividends

During the year ended November 30, 2004, Carnival Corporation and Carnival plc paid four quarterly dividends totalling 50 U.S. cents per ordinary share. During the year ended November 30, 2003, prior to the DLC transaction, Carnival Corporation paid a quarterly dividend of 10.5 U.S. cents per share and Carnival plc paid a quarterly dividend of 10 U.S. cents per ordinary share, as adjusted for the share reorganisation. Following the completion of the DLC transaction, Carnival Corporation and Carnival plc paid three quarterly dividends totalling 33.5 U.S. cents per ordinary share. In October 2004 the boards approved an increase in the quarterly dividend to 15 U.S. cents per share.

Although the dividend is declared in U.S. cents, it is paid in sterling to the holders of ordinary shares in Carnival plc unless they elect to receive their dividends in U.S. dollars. The dividend will be converted into sterling at an exchange rate set approximately 10 days prior to the actual payment.

Holders of the Carnival plc’s American Depositary Shares (ADSs) are paid their dividend in U.S. dollars.

On January 21, 2004 The Royal Bank of Scotland Trust Company (Jersey) Limited, the trustee for the P&O Princess Cruises Deferred Bonus and Co-investment Matching Plan (the “Plan”), retired as trustee of the Plan and Bedell Cristin Trustees Limited was appointed in their stead. Both The Royal Bank of

Scotland Trust Company (Jersey) Limited and Bedell Cristin Trustees Limited waived their right to all dividends payable by Carnival plc. The amount waived during the year was £49,054.

Share capital

Changes in Carnival plc’s share capital during the year are given in note 18 to the Carnival plc Accounts.

The preference shares of Carnival plc, which have been allotted but not issued, are entitled, in priority to the holders of any other class of shares in Carnival plc’s share capital, to a cumulative fixed dividend of 8% per annum. The preference shares carry no voting rights and rank behind the ordinary shares in relation to a winding-up and certain types of return of capital. The Carnival plc subscriber shares have no dividend rights nor voting rights nor any rights to payment of capital upon a distribution of assets by Carnival plc. The preference shares and subscriber shares are unlisted.

Details of options over ordinary shares granted to employees are given in note 21 to the Carnival plc Accounts.

Directors

The names of the persons, who served as directors of Carnival Corporation and Carnival plc during the financial year, and biographical notes about each of the directors, including the period for which they held office during the 2004 financial year, are contained in the proxy statement. Details of the directors’ membership on board committees are set out in the Carnival plc Corporate Governance Report attached as Annex G to the proxy statement.

Richard Glasier, who was appointed to the boards as a non-executive director since the last Annual General Meeting (“AGM”), retires from the board at the forthcoming AGM and offers himself for election. Like the other non-executive directors of Carnival Corporation & plc, Mr. Glasier does not have a service contract. All other directors retire at the forthcoming AGM and, being eligible, offer themselves for re-election.

On December 1, 2004, A. Kirk Lanterman became a non-executive director of the boards after becoming non-executive Chairman of Holland America Line, Inc, an indirect wholly-owned subsidiary of Carnival plc.

Details of the directors’ remuneration and their interests in the shares of Carnival Corporation and Carnival plc are set out in the Carnival plc Directors’ Remuneration Report attached as Annex E of the proxy statement.

Substantial shareholdings

As at the date of this report, Carnival plc has been notified of the following material interests of 3% or more in Carnival plc’s issued ordinary share capital:

	No. of shares	Percentage of issued capital
Carnival Investments Ltd.	41,679,877	19.64%	(1)
Fidelity Investments	8,504,907	4.01%	(2)
Legal & General Group plc	8,545,069	4.03%	(3)

(1)	These shares carry no voting rights or rights on a liquidation unless Carnival Corporation owns over 90% of all the Carnival plc shares.

(2)	FMR Corp. and its direct and indirect subsidiaries and Fidelity International Limited and its direct and indirect subsidiaries have a non-beneficial interest in these shares.

(3)	Legal & General Group plc and/or its subsidiaries have an interest in these shares.

Save for the above, no person has reported any material interest of 3% or more or any non-material interest exceeding 10% of the issued ordinary share capital of Carnival plc.

Corporate Governance

A report on corporate governance and compliance with the Combined Code appended to the UK Listing Authority’s Listing Rules is contained in the Carnival plc Corporate Governance Report attached as Annex G to the proxy statement. The Carnival plc Directors’ Remuneration Report is attached as Annex E to the proxy statement.

Corporate and Social Responsibility

Health, safety and the environment

There are corporate policies for Health & Safety and the Environment that are reviewed annually.

The boards recognise that Carnival Corporation & plc need to ensure there is a consistent standard of operation throughout its fleet in keeping with its leading position in the cruise industry. In this regard, the Carnival Corporation & plc Corporate Maritime Affairs Department, has worked with the operating companies in developing corporate-wide health and safety and security standards in order to provide fleet-wide consistency.

Similarly, in conjunction with the Carnival Corporation & plc Corporate Environmental Compliance Department, appropriate standards are being developed on policy matters regarding environmental issues.

Monitoring of compliance with corporate policies, and corporate standards is maintained by annual audit under the direction of the Carnival Corporation & plc Management Advisory Services Department, which reports to the Audit Committees.

Carnival Corporation & plc’s environmental policy is attached as Annex H of the proxy statement.

Employees

Carnival Corporation & plc is comprised of 12 cruise brands in North America, Europe and Australia. Individual brands employ a variety of methods, such as internet sites, newsletters and reward programmes to keep employees informed of the performance, development and progress of Carnival Corporation & plc.

Senior employees within Carnival Corporation & plc are eligible to participate in either the P&O Princess Cruises Executive Option Plan or the Carnival Corporation 2002 Stock Plan, further details of which are provided in the Carnival plc Directors’ Remuneration Report attached as Annex E of the proxy statement. These schemes reinforce the philosophy of encouraging senior employees to contribute directly to the achievement of Carnival Corporation & plc’s goals and of rewarding individual and collective success.

It is the policy of Carnival Corporation & plc that disabled persons should receive full and fair consideration for all job vacancies for which they are suitable applicants and training and career development is encouraged as for all other employees. It is the policy of Carnival Corporation & plc to seek to retain employees who become disabled whilst in its service wherever possible and to provide specialist training where appropriate.

Charitable donations

Carnival Corporation & plc provides support to charities by way of donations in cash and/or gifts in kind. Carnival Corporation has established the Carnival Foundation (the “Foundation”), which assists it in its commitment to enrich and better the lives of communities where it does business and/or where its employees live and work. The Foundation considers applications for charitable support from individuals and organisations and, according to an assessment of the merits of each application, determines whether it is appropriate to support particular causes or projects. Its primary funding interests include human and social needs, art and culture, health services and education.

During the financial year ended November 30, 2004, the Carnival plc group made charitable donations totalling U.S.$1.0 million (2003 — U.S.$0.7 million) of which U.S.$0.8 million (2003 — U.S.$0.5 million) was in respect of charitable organisations in the United States. Donations in both years include those by businesses transferred to Carnival plc as part of the corporate restructuring noted above.

Creditor payment policy

It is Carnival plc’s policy that payments to suppliers are made in accordance with those terms and conditions agreed between the company and its suppliers, provided that all trading terms and conditions have been complied with. At November 30, 2004, the company had an average of 14 days purchases outstanding in trade creditors.

Political contributions

Carnival plc did not make any political contributions to any European Union (“EU”) political organisation during the year ended November 30, 2004 (2003 — nil). Carnival plc subsidiaries made political donations to organisations outside the EU of U.S.$0.5 million (2003 — U.S.$0.2 million). Contributions in both years include those by businesses transferred to Carnival plc as part of the corporate restructuring noted above.

Auditors

The independent auditors, PricewaterhouseCoopers LLP, have indicated their willingness to continue in office and a resolution that they be re-appointed will be proposed at the Annual General Meeting.

By order of the board

Arnaldo Perez
Company Secretary
February 14, 2005

Statement of directors’ responsibilities

UK company law requires the directors of Carnival plc to prepare financial statements for each financial year that give a true and fair view of the state of affairs of the Carnival plc group and of the profit or loss of the group for that period.

In preparing those financial statements the directors are required to:

•	Select suitable accounting policies and then apply them consistently;

•	Make judgements and estimates that are reasonable and prudent; and

•	State whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the financial statements.

The directors confirm that they have complied with the above requirements in preparing the financial statements.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of Carnival plc and the group and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of Carnival plc and the group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

By order of the board

Arnaldo Perez
Company Secretary
February 14, 2005

Carnival plc UK GAAP Summary Financial Information

The Summary Financial Information does not give all the information needed to gain as full an understanding of the results and state of affairs of the Carnival plc group (being Carnival plc and its subsidiary undertakings) as the full UK Annual Report and Accounts. To receive a free copy of the full UK Annual Report and Accounts which consists of the Proxy Statement (which includes the Directors’ Report and Directors’ Remuneration Report), the Carnival Corporation & plc 2004 Annual Report and the Carnival plc 2004 financial statements for this or future years, please contact our registrar, details of which can be found on the inside back cover of the Carnival Corporation & plc 2004 Annual Report. The Carnival plc group standalone financial information excludes the results of Carnival Corporation and is prepared under UK GAAP, whereas the Carnival Corporation & plc financial statements include the results of Carnival Corporation and Carnival plc prepared under U.S. GAAP.

Summarised Group profit and loss account

	Twelve months to Nov. 30, 2004	Eleven months to Nov. 30, 2003
	U.S.$m	U.S.$m Restated (note 1)
Turnover	3,901.3	4,040.3

Cost of sales before exceptional item	(2,632.3)	(2,918.0)
Exceptional impairment loss	—	(50.0)
	(2,632.3)	(2,968.0)
Administrative expenses before exceptional costs	(609.0)	(533.7)
Exceptional transaction costs	—	(30.7)
	(609.0)	(564.4)
Operating costs	(3,241.3)	(3,532.4)
Group operating profit	660.0	507.9
Loss on sale of business	—	(2.7)
Profit on ordinary activities before interest	660.0	505.2
Net interest payable and similar items	(110.3)	(130.2)
Profit on ordinary activities before taxation	549.7	375.0
Taxation	(27.6)	(26.2)
Profit on ordinary activities after taxation	522.1	348.8
Dividends	(116.5)	(94.2)
Retained profit for the financial period	405.6	254.6
Carnival plc standalone earnings per share
Basic earnings per share (in U.S. dollars)	2.47	1.67
Diluted earnings per share (in U.S. dollars)	2.46	1.66
Dividend per share (in U.S. dollars)	0.55	0.46

See accompanying notes to the Summary Financial Information.

Within the DLC structure the most appropriate presentation of Carnival plc’s results and financial position is considered to be by reference to the U.S. GAAP consolidated financial statements of Carnival Corporation & plc, which are included within the Carnival Corporation & plc 2004 Annual Report (see note 1). For information, we set out below the U.S. GAAP consolidated earnings per share included within the Carnival Corporation & plc consolidated financial statements for the twelve month periods ended November 30, 2004 and 2003:

DLC Basic earnings per share (in U.S. dollars)	2004: 2.31	2003: 1.66
DLC Diluted earnings per share (in U.S. dollars)	2004: 2.24	2003: 1.63

Summarised Group balance sheet

	At at Nov. 30, 2004	As at Nov. 30, 2003
	U.S.$m	U.S.$m Restated (note 1)
Fixed assets
Intangible assets
Goodwill	749.4	690.4
Tangible assets
Ships	7,303.2	9,024.7
Properties and other fixed assets	544.9	555.6
	7,848.1	9,580.3
Investments	7.9	9.6
	8,605.4	10,280.3
Current assets
Stocks	106.3	120.0
Debtors	452.2	537.8
Cash at bank and in hand	174.5	221.6
	733.0	879.4
Creditors: amounts falling due within one year	(2,531.1)	(4,675.6)
Net current liabilities	(1,798.1)	(3,796.2)
Total assets less current liabilities	6,807.3	6,484.1
Creditors: amounts falling due after more than one year	(2,217.3)	(4,189.8)
Provisions for liabilities and charges	(72.1)	(79.2)
	4,517.9	2,215.1
Capital and reserves
Called up share capital	352.2	349.0
Share premium account	64.7	29.2
Other reserves	35.6	35.6
Merger reserve	1,459.2	(13.4)
Profit and loss account	2,604.2	1,813.8
Equity shareholders’ funds	4,515.9	2,214.2
Equity minority interests	2.0	0.9
	4,517.9	2,215.1

See accompanying notes to the Summary Financial Information.

Within the DLC structure the most appropriate presentation of Carnival plc’s results and financial position is considered to be by reference to the U.S. GAAP consolidated financial statements of Carnival Corporation & plc, which are included within the Carnival Corporation & plc 2004 Annual Report (see note 1).

Notes to the Summary Financial Information

1.    Basis of preparation

On April 17, 2003, Carnival Corporation and Carnival plc (formerly known as P&O Princess Cruises plc) completed a dual listed company (“DLC”) transaction (the “DLC transaction”), which implemented the Carnival Corporation & plc DLC structure. The DLC transaction combined the businesses of Carnival Corporation and Carnival plc (collectively known as “Carnival Corporation & plc”) through a number of contracts and through amendments to Carnival Corporation’s articles of incorporation and by-laws and to Carnival plc’s memorandum of association and articles of association. The two companies have retained their separate legal identities, however, they operate as if they were a single economic enterprise. Each company’s shares continue to be publicly traded on the New York Stock Exchange (“NYSE”) for Carnival Corporation and the London Stock Exchange for Carnival plc. In addition, Carnival plc American Depository Shares are traded on the NYSE. The contracts governing the DLC structure provide that Carnival Corporation and Carnival plc each continue to have separate boards of directors, but the boards and senior executive management of both companies are identical.

In order to provide the Carnival Corporation and Carnival plc shareholders with the most meaningful picture of their economic interest in the DLC formed by Carnival Corporation and Carnival plc, consolidated financial statements and management commentary of Carnival Corporation & plc have been included in the Carnival Corporation & plc 2004 Annual Report. The consolidated Carnival Corporation & plc financial statements have been prepared under purchase accounting principles whereby the DLC transaction has been accounted for as an acquisition of Carnival plc by Carnival Corporation. Therefore, the consolidated Carnival Corporation & plc financial statements include Carnival plc from April 17, 2003, being the effective date of its acquisition by Carnival Corporation. These consolidated Carnival Corporation & plc financial statements have been prepared under U.S. GAAP on the basis that all significant financial and operating decisions affecting the DLC companies are taken on the basis of U.S. GAAP information and consequences.

The standalone Carnival plc UK GAAP Summary Financial Information is required to satisfy statutory reporting requirements in the UK and does not include the results of Carnival Corporation. However, the directors consider that within the DLC arrangement the most appropriate presentation of Carnival plc’s results and financial position is by reference to the U.S. GAAP financial statements of Carnival Corporation & plc, which are included in the Carnival Corporation & plc 2004 Annual Report that accompanies this document.

As described in note 2, commencing from December 1, 2003 Carnival Corporation & plc undertook a corporate restructuring. Given the nature of the DLC structure, the transactions have been accounted for as a group reconstruction applying merger accounting principles. As a result, the financial information of Carnival plc for the periods ended November 30, 2004 and November 30, 2003 has been presented as if the Carnival plc group had always included the businesses represented by Cunard Line Limited, excluding Seabourn Cruise Line (“Cunard”), Costa Finance S.A. (“Costa”) and the land-based operations located in North America, the UK and Mexico, previously owned by Carnival Corporation.

Changes in presentation of financial information

Urgent Issues Task Force Abstract 38 “Accounting for ESOP Trusts” (“UITF 38”) has been adopted for the first time in the Summary Financial Information. As required by the UITF, own shares held by the Carnival plc Employee Benefit Trust have been reclassified from fixed asset investments to treasury stock resulting in a reduction in shareholders’ funds. The balance sheet as at November 30, 2003 has been restated to reflect this change in accounting policy, resulting in a reduction in shareholders’ funds of $3.6m as at November 30, 2003. The impact on the profit and loss account in the current and prior period is immaterial.

2. Corporate restructuring

On December 1, 2003, Carnival Corporation & plc commenced a corporate restructuring involving the transfer within the DLC group of subsidiary companies below Carnival Corporation and Carnival plc. These transactions were undertaken primarily to facilitate business integration and the flow of funds between affiliated companies.

The principal transactions of the restructuring, which were substantially completed by April 2004, were:

•	the transfer by Carnival plc to Carnival Corporation of Princess Cruise Lines Limited and a number of related ship-owning entities, which operate and own substantially all of Princess Cruises, together with Carnival plc’s obligations under public and private U.S. dollar notes and related derivatives; and

•	the transfer by Carnival Corporation to Carnival plc of the cruise operations of both Cunard and Costa, as well as Carnival Corporation’s North American, UK and Mexican land-based operations, including its Alaska and Canadian Yukon tour businesses and its Mexican port operation (the “Merged Businesses”).

AIDA Cruises, Ocean Village, P&O Cruises, Swan Hellenic, and P&O Cruises Australia continue to be owned and operated within Carnival plc.

Due to the nature of the DLC structure, this series of transactions has been accounted for as a group reconstruction in accordance with Financial Reporting Standard 6, using merger accounting principles to reflect the combination of Carnival plc with the Merged Businesses. As a result, the financial statements of Carnival plc for the periods ended November 30, 2004 and 2003 have been presented as if the Carnival plc group had always included the Merged Businesses. Accordingly, the assets and liabilities of the Merged Businesses have been included in these financial statements at their book values. Under the DLC agreement, the transfer of assets and liabilities between Carnival Corporation and Carnival plc is based on fair market values. Accordingly, the difference between the book value and the fair value of the Merged Businesses (which equates to the value of the consideration paid) is included in equity shareholders’ funds.

The businesses which were transferred from Carnival plc to Carnival Corporation have been accounted for as a disposal in these financial statements. The difference between the book value and the fair value of these businesses (which equates to the value of the consideration received) of approximately $1.47bn, has been shown as a movement in 2004 equity shareholders’ funds.

The directors consider that within the DLC structure the use of merger accounting for the restructuring is required to give a true and fair presentation of the transfer of businesses from Carnival Corporation. This represents a departure from the provision of the Companies Act 1985 which sets out the conditions for merger accounting based on the assumption that a merger is effected through the issue of equity shares. The main consequence of adopting merger rather than acquisition accounting is that the balance sheet of the Carnival plc group includes the assets and liabilities of the Merged Businesses at their book values prior to the merger, rather than at their fair values at the date of the merger. Further, as a result of this accounting treatment, the disposal of businesses to Carnival Corporation did not result in a gain or loss on disposal. In the particular circumstances of the merger, the effect of applying acquisition accounting cannot reasonably be quantified.

Pursuant to the corporate restructuring substantially all of the Princess Cruises operation was treated as discontinued in 2003. The transfer of Princess Cruises was completed on December 1, 2003, and thus there is no trading activity to report in the twelve months ended November 30, 2004. Accordingly, the profits and losses in the twelve months ended November 30, 2004 arose from continuing activities only.

Annex E

CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT

This report forms part of the audited consolidated financial statements of Carnival plc for the financial year ended November 30, 2004. Carnival plc and Carnival Corporation are separate legal entities (together referred to in this report as “Carnival Corporation & plc”) and each company has its own board of directors and Compensation Committee. However, as is required by the agreements governing the dual listed company (“DLC”) structure, there is a single management team and the boards of directors and members of the committees of the boards are identical.

This report has been drafted in compliance with the Directors’ Remuneration Report Regulations 2002 incorporated into the UK Companies Act 1985 and with the July 2003 Combined Code on Corporate Governance (the “Combined Code”). Sections identified throughout this report with “The following table and related notes have been audited” and “The following disclosure, table and related notes have been audited” together comprise the “auditable part” of this report.

Sterling and Euro denominated amounts are converted to U.S. dollar amounts at the average exchange rates for the year ended November 30, 2004 of £1:US$1.818 (2003 — £1:US$1.629) and Euro 1:US$1.235 (2003 — Euro 1:US$1.129) unless otherwise stated.

The Compensation Committees

The members of the Compensation Committees are Modesto A. Maidique (chairman), John P. McNulty, Sir John Parker and Richard J. Glasier (appointed on October 18, 2004), all of whom the boards consider to be independent non-executive directors as explained in the Carnival plc Corporate Governance Report attached as Annex G of the proxy statement to which this report is annexed.

The Compensation Committees determine the compensation policy and the compensation payable to the executive directors and senior executives of Carnival plc, including annual performance related bonuses, grants of share options and share awards under incentive plans within the terms of reference contained in the charter of the Compensation Committees approved by the boards. Compensation of the executive directors is determined following consultation with the Chairman. The Chairman ensures that contact is maintained with principal shareholders on remuneration issues in the same way as with other matters.

To assist in reaching their decisions, the Compensation Committees have access to survey information and independent advice where the Compensation Committees determine this is required. Watson Wyatt & Company (“Watson Wyatt”) was engaged by the Compensation Committees in 2003 to conduct a review of executive remuneration within the Carnival Corporation & plc group. The review provided the Compensation Committees with benchmark data on awards in a comparator group of U.S. peer companies (being companies of similar size in the entertainment, hospitality and media industries) (the “Comparative Group”) on the basis of which the Compensation Committees were able to frame a more definitive compensation policy. Watson Wyatt LLP, a related company of Watson Wyatt, provides actuarial advice and administrative services in relation to the UK pension schemes to Carnival plc and advice on share incentive plans to Carnival Corporation and Carnival plc.

Policy on Directors’ Remuneration

Carnival Corporation & plc is a global company with executives working and living in different parts of the world, with a substantial majority of senior employees located in the U.S., and most of the remainder in the UK and Italy. As a global entity it is challenging to establish consistent compensation practices across geographic and corporate lines that satisfy the particular requirements of all jurisdictions. Approximately 95% of annual share option grants are made to Carnival Corporation & plc executives outside the UK and only one executive director is resident outside the U.S. Therefore since the largest presence of executives is in the U.S., U.S. compensation practice shapes group compensation policy. However, the Compensation Committees seek to incorporate UK compensation principles, including the Combined Code, as far as practicable, unless the application of those principles would be uncompetitive in the U.S. or other markets, would result in substantial inconsistencies within the Carnival Corporation & plc group, or would restrict the Carnival Corporation & plc group’s ability to transfer executives between brands. The overall remuneration objective is to pay high rewards for the continued delivery of high performance from a modest base salary.

EXECUTIVE DIRECTORS

In accordance with U.S. practice, compensation arrangements for the executive directors are determined on an individual basis in order to ensure recruitment and retention of candidates with the necessary experience and skill, taking account of their individual compensation history, as well as local geographical market factors.

The objectives of the Compensation Committees as regards executive director remuneration for 2004 and subsequent financial years, are to create executive compensation packages that are competitive with compensation payable by the Comparative Group, as well as to provide both short-term rewards and long-term incentives for positive individual and corporate performances. The overall objective for compensating executives, including equity-based compensation, is to position total potential compensation at about the 75th percentile of the Comparative Group.

The main components of remuneration for executive directors, and where applicable, the performance criteria on which they are based, are set out below. The principles applied by the Compensation Committees are that a high proportion of the total remuneration package to executive directors will be delivered through performance related reward in the form of performance related cash bonuses and share-based incentive plans. The share-based incentive plans are designed to align the interests of participants with those of the shareholders and to support retention of the executive directors. The Compensation Committees seek to ensure that the operation of the plans in practice is consistent with their overall objectives, recommending changes to achieve this if necessary.

The key components of the remuneration of the executive directors and senior executives are base salary, annual performance related bonus, share-based incentives and pensions. The following chart shows the relative values of fixed and variable elements of the remuneration of executive directors of Carnival Corporation & plc in 2004:

The fixed and variable components of the remuneration shown in the above table were calculated using actual salary, benefits and performance related bonuses, the face value of share awards and expected value of options awarded in respect of the financial year ended November 30, 2004.

During the financial year, Howard S. Frank served as a non-executive director of a company outside the Carnival Corporation & plc group, for which he received fees totalling US$12,950, which he retained.

The following table and related notes have been audited:

The remuneration of the executive directors of Carnival Corporation and Carnival plc for 2004, excluding pension benefits, is set out in the following table:

	2004								2003
Executive directors	Salaries $000	Cash Bonus $000		Share Awards $000		Benefits $000(3)		Total $000	Total $000
Micky Arison	700	2,400	(1)	3,475	(2)	390		6,965	4,930
Robert H. Dickinson	400	1,393		1,849	(2)	138		3,780	7,443
Howard S. Frank	600	2,300		2,896	(2)	193		5,989	7,157
Pier Luigi Foschi(4)	981	1,033		—		150		2,164	1,911
A. Kirk Lanterman	214	2,352		—		19	(5)	2,585	1,894
Peter Ratcliffe	1,100	814	(6)	1,393	(7)	73	(5)	3,380	2,256

(1)	Pursuant to Mr. Arison’s request, Carnival Corporation has donated the entire amount of Mr. Arison’s 2004 bonus to the American Red Cross International Relief Fund, the U.S. Fund for UNICEF and Save the Children Asia Earthquake/Tsunami Relief Fund to aid in the Asian tsunami relief efforts.

(2)	Awarded under the Carnival Corporation 2002 Stock Plan.

(3)	Represents the estimated value of benefits-in-kind including personal use of corporate aircraft, personal air travel, chauffer, car, personal use of sporting event tickets, private health insurance, health club membership fees, life insurance premiums, and tax return preparation and tax planning services provided by a third party. No director was paid expense allowances chargeable to UK income tax in respect of qualifying services.

(4)	Mr. Foschi’s compensation was paid in Euros.

(5)	Includes payments to employee savings plans paid on behalf of Mr. Lanterman and Mr. Ratcliffe.

(6)	Represents 50% of Mr. Ratcliffe’s 2004 bonus which is payable in cash. The other 50% of his annual bonus is payable in the form of Carnival plc share awards pursuant to the Carnival plc Deferred Bonus and Co-Investment Matching Plan described below and included in the next column under “Share Awards”. The Carnival plc share awards are expected to be granted in February 2005.

(7)	US$579,200 of the total value of share awards shown were granted to Mr. Ratcliffe as restricted share awards under the Carnival Corporation 2002 Stock Plan. US$814,000 of the total value of share awards shown will be granted to Mr. Ratcliffe under the Carnival plc Deferred Bonus and Co-Investment Matching Plan as part of his annual bonus as described in note (5) above.

Base salaries

Overall, the base salaries of the executive officers, including the base salary of the Chief Executive Officer, are set at a level the Compensation Committees believe to be at approximately the 50th percentile of the Comparative Group. Internal relativities and salary levels in the wider employment market are also taken into account.

Annual performance related bonuses

The objective of Carnival Corporation & plc is to emphasize the performance-linked annual bonus as the most important cash compensation feature of executive compensation as a reward for contributions made towards achieving Carnival Corporation & plc’s goals, including profitability. Annual bonus payments are intended to reward positive short-term individual and corporate performance. The emphasis on the annual discretionary bonus for the executive directors and senior executives allows Carnival Corporation & plc greater flexibility in rewarding favourable individual and corporate performance than is possible under a salary-oriented structure. The Compensation Committees’ objective is to position total cash compensation of executives, comprising annual bonus and base salary, at approximately the 75th percentile of the Comparative Group.

The Compensation Committees determined the bonuses for executive directors for 2004 on the basis set out in the table below:

Director	Performance measure
Micky Arison Chief Executive Officer of Carnival Corporation & plc	Based on the operating income of Carnival Corporation & plc, individual performance of the executive in meeting the personal targets set by the Compensation Committees and total shareholder return.
Robert H. Dickinson President and Chief Executive Officer of Carnival Cruise Lines division of Carnival Corporation	Based on net income of Carnival Cruise Lines reaching certain pre-determined levels pursuant to the terms of the 1994 Carnival Cruise Lines Key Management Incentive Plan.*
Pier Luigi Foschi Chief Executive Officer of Costa Crociere S.p.A. (“Costa”)	Base bonus of Euro 440,000, and an amount based on the increase in net income of Costa.**
Howard S. Frank Chief Operating Officer of Carnival Corporation & plc	Based on the operating income of Carnival Corporation & plc, individual performance of the executive in meeting the personal targets set by the Compensation Committees and total shareholder return.
A. Kirk Lanterman Chief Executive Officer of Holland America Line Inc. (“HAL”)	Based on a percentage of the consolidated net income of HAL Antillen N.V. and HAL.***
Peter Ratcliffe Chief Executive Officer of the Princess, P&O Cruises, Swan Hellenic, Ocean Village, P&O Cruises (Australia), Cunard and Seabourn**** brands (the “P&O Princess brands”)	Based on a percentage of net income of the P&O Princess brands

*	The Compensation Committees propose to revise the terms of the Carnival Cruise Lines Key Management Incentive Plan during 2005.

**	Mr. Foschi signed a new service contract in February 2005, described later in this report, under which, starting from the financial year ending November 30, 2005, his bonus will comprise a base bonus of Euro 669,000 and an amount based on the year-on-year percentage increase in consolidated net income of Costa Crociere S.p.A.

***	From December 1, 2004, Mr. Lanterman ceased executive responsibility for HAL and became non-executive Chairman of HAL. In 2005, he will not be entitled to an annual bonus or other incentives.

****	Mr. Ratcliffe ceased executive responsibility for Seabourn from December 1, 2004 and, therefore, net income from Seabourn will not form part of the basis for his 2005 annual bonus.

The financial performance criteria relative to each business are those that have been applied historically in those businesses and are designed to be competitive in the markets where those businesses operate.

The receipt by Mr. Lanterman of a portion of his bonus in 1999, and years prior thereto, was deferred until his retirement pursuant to his Retirement and Consulting Agreement described under the section “Pensions” below.

In line with U.S. practice, the cash bonuses of Micky Arison, Howard S. Frank and Robert H. Dickinson form part of their pensionable earnings. The bonuses of Pier Luigi Foschi, A. Kirk Lanterman and Peter Ratcliffe do not form part of their pensionable earnings.

Long term incentive plan

The Carnival Corporation & plc share-based incentive plans are intended to provide executives with longer term incentives in the form of share options and awards, which appreciate in value with continued favourable future performance of Carnival Corporation & plc.

The Compensation Committees’ policy is to make grants of share options and awards that will accord with the historical practice of each business unit, requirements of local law and practice in which a business unit operates, and as necessary to maintain competitiveness in the local employment market. Given that approximately 95% of annual share option grants are made to Carnival Corporation & plc executives located outside the UK, the Compensation Committees have determined that, from a business standpoint, it would be difficult to fully adopt UK practice relating to share options and awards.

Accordingly, in line with market practice in the U.S., the terms of the various Carnival Corporation & plc equity-based plans, details of which are described below, do not include the Combined Code requirement that corporate performance conditions be applied to the exercise of options or the vesting of share awards. The application of performance conditions is entirely within the discretion of the Compensation Committees. The only exception is that the Compensation Committees have decided that performance conditions will still apply to the matching shares under the Carnival plc Deferred Bonus and Co-Investment Matching Plan described below. This has been the historical practice of that plan, which applies to the senior executives of the UK and Australian-based businesses.

Annual grants and awards to executive directors under the Carnival Corporation & plc equity-based incentive plans are determined by the Compensation Committees after taking account of the overall financial performance of the Carnival Corporation & plc group in the previous financial year and the personal contribution that each executive has made to: the development of strategy to deliver future growth; the ongoing creation of a competitive cost structure; and the overall corporate success of the Carnival Corporation & plc group through the spread of best practice.

The long-term incentive plans currently in operation by Carnival Corporation & plc are as follows:

•	Carnival plc Deferred Bonus and Co-Investment Matching Plan;

•	Carnival Corporation 2002 Stock Plan;

•	Carnival plc Executive Share Option Plan; and

•	Carnival Corporation 2001 Outside Director Stock Plan.

Carnival plc 2005 Employee Share Plan

During 2004, Carnival Corporation & plc commenced a corporate restructuring for the purposes of improving efficiency, synergies and operational effectiveness following the combination of the businesses of Carnival Corporation and Carnival plc in the DLC structure (the “Corporate Restructuring”). The Corporate Restructuring involved, in part, the transfer by Carnival Corporation to Carnival plc of the cruise operations and employees of Costa. Prior to the Corporate Restructuring, the employees of Costa (the “Transferred Employees”) were eligible to receive options under the Amended and Restated Carnival Corporation 2002 Stock Plan, which were taxed favourably under Italian tax law. As a result of the Corporate Restructuring, certain of the Transferred Employees would have faced significant negative tax consequences under Italian tax law if they retained their options granted under the Amended and Restated Carnival Corporation 2002 Stock Plan. The Transferred Employees were then eligible to participate in the Carnival plc Executive Share Plan. The Carnival plc Executive Share Option Plan is a plan with restrictions, such as salary-based limitations on individual option grants, which had not historically been imposed on the Transferred Employees. As a result, the share options awards made to the Transferred Employees during 2004 were greatly reduced from the amounts they were granted historically under the Amended and Restated Carnival Corporation 2002 Stock Plan. This was an unintended result of the Corporate Restructuring.

In view of the above and based upon advice of their external compensation consultants, the Compensation Committees believe that it is in the best interests of Carnival Corporation & plc to establish a flexible share plan for Carnival plc that mirrors, to the extent practicable, the existing Amended and Restated Carnival Corporation 2002 Stock Plan. Accordingly, the board of directors of Carnival plc adopted, subject to shareholder approval, a new plan, the Carnival plc 2005 Employee Share Plan (the “PLC Share Plan”).

The PLC Share Plan will, if it is approved by shareholders, replace the Carnival plc Executive Share Option Plan and no further options will be granted under that plan. The PLC Plan is designed for maximum flexibility as to the types of options and other share awards that may be granted to employees and executive directors. The Compensation Committees believe that the PLC Share Plan will allow them to tailor equity compensation policies for the various operating companies under Carnival plc that are competitive in their respective employment markets, as well as strengthen Carnival plc’s ability to recruit and retain talented employees and more closely align their interests with those of shareholders. The Compensation Committees are aware that the terms of the PLC Share Plan are not wholly consistent with UK practices, but consider it highly relevant that approximately 95% of the annual awards made to executives of the Carnival Corporation & plc group are made to executives outside of the UK.

The PLC Share Plan is attached as Annex B of the proxy statement and the principal provisions are described in the proposals to shareholders contained in the proxy statement.

The purpose of the PLC Share Plan is to create an employment incentive by providing an opportunity to senior employees who are important to the success and growth of the business of Carnival Corporation & plc to own Carnival plc ordinary shares.

The plan rules provide that all employees of Carnival plc and its subsidiaries (the “plc Group”) are eligible to participate at the discretion of the Carnival plc Compensation Committee. It is anticipated that awards will be granted primarily to management and supervisory level employees, including executive directors. As at February 14, 2005, approximately 23,500 employees are eligible to participate in the PLC Share Plan.

Under the PLC Share Plan, the Carnival plc Compensation Committee may award annual grants of share options, or awards of restricted shares or restricted share units separately, or in any combination that the Compensation Committee decides. The value of an award to be granted to any individual will be determined taking into account an individual’s present and potential contribution to the success of Carnival Corporation & plc and the market practice for companies with global operations in the country where the participants are based. Whilst the new plan does not place an individual limit on the value of share options and awards that may be granted to the executive directors in any year, the Compensation Committee will be guided by the compensation policy described above.

Under the PLC Share Plan, options to acquire Carnival plc shares will be granted at an exercise price determined by the Compensation Committee, which may not be less than the fair market value of a Carnival plc ordinary share at the option is granted. Options may also be granted over American Depositary Shares (ADSs), each representing one ordinary share of Carnival plc, where appropriate for U.S.-based executives.

The Combined Code provides that shares granted to directors should not vest, and options should not be exercisable, in less than three years. The terms of the PLC Share Plan give flexibility to the Compensation Committee of Carnival plc to determine the vesting schedule applicable to share options and awards in their absolute discretion, in line with the Carnival Corporation 2002 Stock Plan. Options granted will not be exercisable more than ten years after the date of grant.

The Combined Code also provides that grants under all incentive plans should be subject to challenging performance criteria reflecting the company’s objectives. In accordance with U.S. practice and consistent with historical practice in relation to the Carnival Corporation 2002 Stock Plan, the Compensation Committee has discretion to determine whether the grant or vesting of share options and awards under the new PLC Share Plan will be subject to performance targets. In determining whether performance targets shall apply, the Compensation Committee will have regard to the local practice in the country in which the participant is based.

Carnival plc Deferred Bonus and Co-Investment Matching Plan

Peter Ratcliffe and other senior executives of Carnival plc and its subsidiaries participate in the Carnival plc Deferred Bonus and Co-Investment Matching Plan, except that from April 17, 2003, Mr. Ratcliffe is no longer entitled to matching awards described below. A percentage of their annual bonus is mandatorily delivered in the form of Carnival plc share awards that are retained in a trust for a three-year period. During this period, participants in the plan have no right to vote or receive dividends. The level of mandatory deferral for Mr. Ratcliffe in 2004 was 50% of his annual bonus.

Senior executives below board level may choose to invest all or part of their post-tax cash bonus, or funds from their own resources, into the plan (“invested shares”) subject to a maximum limit on the amount invested in the plan in any one year of 75% of base salary. In addition, they may be granted a matching award, which is subject to an earnings per share (“EPS”) growth performance condition.

The following table and related notes have been audited:

Directors’ interests in the Carnival plc Deferred Bonus and Co-Investment Matching Plan at the beginning and the end of the 2004 financial year are as follows:

	At Dec. 1, 2003(1)	Grant(2)	At Nov. 30, 2004(1)	Earliest performance period end date	Latest performance period end date
Peter Ratcliffe	26,608	8,863	35,471	Nov 20, 2005	Nov 30, 2006

(1)	Includes 13,304 matching awards granted to Mr. Ratcliffe, which are subject to the performance targets described below and a three-year retention period.

(2)	Mr. Ratcliffe was granted 8,863 share awards in respect of his 2003 bonus, in February 2004. The market price of each share comprising this award on the day of grant was £25.48 and the value of the share award was disclosed in the “Summary Compensation Table” in the proxy statement for the year ended November 30, 2003. The retention period for such awards ends on the announcement of the financial results of Carnival Corporation & plc for the year ended November 30, 2006.

The vesting of matching awards is subject to Carnival Corporation & plc’s EPS growth over the three year retention period:

Carnival Corporation & plc’s EPS Growth	% of matching award capable of release or exercise
50% and greater	100%
15%	25%
Below 15%	0%

Where Carnival Corporation & plc’s EPS growth is between 15% and 50%, the percentage of a matching award which is capable of exercise is calculated on a straight line basis between 25% and 100%. The Compensation Committee determines whether the performance target has been satisfied by comparing Carnival Corporation & plc’s EPS (calculated in accordance with applicable accounting standards) of the financial year ending immediately prior to the financial year in which the grant date falls with the EPS for the last financial year of the retention period. The EPS growth performance measure was selected by the Compensation Committee of Carnival plc on the establishment of the plan in 2000 in accordance with market practice and in line with shareholder requirements at the time.

Carnival Corporation 2002 Stock Plan

Under the Carnival Corporation 2002 Stock Plan, the Carnival Corporation Compensation Committee may issue share options, restricted shares and restrict share units to selected employees, directors, consultants and advisors who are important to the success of Carnival Corporation & plc. The Carnival Corporation Compensation Committee has the discretion to determine the persons to whom awards are granted (although incentive share options can only be granted to employees of Carnival Corporation and its subsidiaries), the type of award, the number of shares to be covered by each award and, with respect to options, the exercise price.

Share options

Options are generally granted at market value and vest according to a schedule set by the Compensation Committee with an expiration date not more than ten years after the date of the grant. Options granted to executive directors outstanding at November 30, 2004 vest in equal installments over a five-year period beginning one year from the date of grant.

Restricted share and restricted share units

The grant or the vesting of an award of restricted shares and restricted share units may be made conditional upon service to a member of Carnival Corporation & plc or any of its affiliates or the attainment of performance goals or other factors. Generally, restricted shares and restricted share units granted to executive directors outstanding at November 30, 2004 vest five years from the date of grant. Holders of an award of restricted shares have all of the rights of a shareholder of Carnival Corporation, including the right to vote, but holders of an award of restricted share units do not have such rights. The Compensation Committee has discretion to determine whether dividends with respect to restricted shares will be paid to the participant or withheld by Carnival Corporation and credited upon release, and interest may be credited on such dividends at a rate determined by the Compensation Committee. If the shares were forfeited, the participant would also forfeit his or her right to any dividends attributable. The Compensation Committee has discretion to determine whether dividend equivalents with respect to restricted share units (being equal to cash and share dividends on the shares represented by the restricted share units) will be paid to the participant or withheld by Carnival Corporation and credited upon release, and interest may be credited on such dividend equivalents at a rate determined by the Compensation Committee. If the shares were forfeited, the participant would also forfeit his or her right to any dividend equivalents attributable.

As restricted share awards and restricted share units may only be forfeited in limited circumstances, they are regarded as remuneration for the year of award and the 2004 awards are disclosed in the executive directors remuneration table at the beginning of this report.

The following table and related notes have been audited:

The number of shares of Carnival Corporation common stock subject to options at the beginning and end of the 2004 financial year for each executive director is as follows:

	Dec. 1 2003	Granted	Exercised	Lapsed	Nov. 30, 2004	Actual/ Weighted average exercise price U.S. dollars		Earliest date from which exercisable	Latest expiry date
Micky Arison	960,000	—	—	—	960,000	32.48	(1)	Jan. 12, 1999	Oct. 13, 2013
		120,000	—	—	120,000	49.09		Oct. 18, 2005	Oct. 18, 2013

Robert H. Dickinson	624,000	—	(128,000)	—	496,000	32.56	(1)	Aug. 1 1999	Aug. 1, 2013
		80,000	—	—	80,000	46.23		Aug. 2, 2005	Aug. 2, 2014

Howard S. Frank	800,000	—	—	—	800,000	32.48	(1)	Jan. 12, 1999	Oct. 13, 2013
		100,000	—	—	100,000	49.09		Oct. 18, 2005	Oct. 18, 2014

Pier Luigi Foschi(2)	200,000	—	(200,000)	—	—	—		—	—

Peter Ratcliffe	—	50,000	—	—	50,000	43.61		April 21, 2005	April 21, 2014

(1)	Weighted average price.

(2)	Options vested early as a result of the legal transfer of Costa described below.

The following table and related notes have been audited:

Details of the Carnival Corporation share options exercised by executive directors in 2004 are as follows:

	Number exercised		Exercise price U.S. dollars	Market price at date of exercise U.S. dollars	Gain U.S. dollars	Earliest date from which exercisable	Latest expiry date
Robert H. Dickinson	80,000		21.19	43.83	1,811,200	Aug. 1, 1998	Aug. 1, 2007
	48,000		18.91	43.83	1,196,160	Aug. 1, 2000	Aug. 1, 2010
Pier Luigi Foschi	50,000		29.81	45.16	767,500	Jan. 8, 2002	March 26, 2004
	50,000		22.57	45.16	1,129,500	Oct. 8, 2002	March 26, 2004
	50,000	(2)	28.62	45.16	827,000	Dec. 2, 2003	March 26, 2004
	50,000		34.45	45.16	535,500	Oct. 13, 2004	March 26, 2004

(1)	The highest and lowest prices of Carnival Corporation’s common stock during the year ended November 30, 2004 were $53.65 and $35.02, respectively. The closing price of Carnival Corporation’s common stock at November 30, 2004 was $53.01.

(2)	All affected employees subject to Italian tax law, including Mr. Foschi, were permitted to elect to increase the original exercise price of the grant on December 2, 2002 in order to receive the beneficial Italian tax treatment. Mr. Foschi elected to increase the exercise price of options granted to him over 50,000 common stock from $27.88 to $28.62.

(3)	The total gain made by executive directors from share option exercises during the financial year ended November 30, 2004 was $6.267million (2003: $8.420 million).

Carnival plc Executive Share Option Plan

Carnival plc executive directors, senior managers and other employees have historically received grants of share options under the Carnival plc Executive Share Option Plan. Subject to approval by shareholders of the adoption by Carnival plc of the new Carnival plc 2005 Employee Share Plan, no further grants of share options are proposed to be made under the Carnival plc Executive Share Option Plan.

Following the legal transfer of Costa from Carnival Corporation to Carnival plc in December 2003, executives of Costa and Carnival Corporation would have faced significant negative tax consequences under Italian law if they retained their options under the Carnival Corporation 2002 Stock Plan. Accordingly, all executives of Costa, including Pier Luigi Foschi, were granted a general exceptional grant of share options under the Carnival plc Executive Share Option Plan during 2004 to replace those options, the vesting and expiry of which had been accelerated as a result of the transfer of Costa. The Carnival plc Compensation Committee granted to Mr. Foschi options over 200,000 Carnival plc shares to replace Carnival Corporation options that vested upon transfer. The Compensation Committee set an exceptional vesting schedule, which was equivalent to the average remaining term of the replaced options. Accordingly, such options vest in equal proportions over a period of four years commencing on the first anniversary of the date of grant, lapsing after an eight-year period from the date of grant.

In addition, in October 2004 Carnival Corporation rescinded the January 30, 2004 grant of 10,000 restricted shares of Carnival Corporation to Mr. Foschi, which was replaced with an option over 58,264 Carnival plc ordinary shares. Mr. Foschi was also granted an additional option over 28,800 Carnival plc ordinary shares. However, the grant of 28,800 Carnival plc share options during 2004 to Mr. Foschi did not constitute the full value of the annual grant of share options that he received historically under the Carnival Corporation 2002 Stock Plan. Accordingly, the Carnival plc Compensation Committee intends to grant him an additional option over 21,200 Carnival plc ordinary shares under the Carnival plc 2005 Employee Share Plan, subject to shareholder approval of the plan.

In line with U.S. practice, which has historically applied to option grants to Mr. Foschi under the Carnival Corporation 2002 Stock Plan, none of the options granted to Mr. Foschi under the Carnival plc Executive Share Option Plan are subject to performance conditions. A three-year vesting and a seven-year exercise period under the plan rules applies to these options.

The following table and related notes have been audited:

The number of Carnival plc shares subject to options at the beginning and end of the 2004 financial year for each relevant executive director is as follows:

	Dec. 1, 2003		Granted		Exercised	Nov. 30, 2004	Exercise price	Earliest date from which exercisable	Latest expiry date
Peter Ratcliffe	51,188	(1)	—		—	51,188	$24.37	April 15, 2006	April 15, 2013
Pier Luigi Foschi	—		200,000	(2)	—	200,000	£25.48	Feb. 26, 2005	Feb. 26, 2012
	—		58,264		—	58,264	£28.50	Oct. 18, 2007	Oct. 18, 2014
	—		28,800	(3)	—	28,800	£28.50	Oct. 18, 2007	Oct. 18, 2014

(1)	Options ceased to be subject to performance conditions as a result of the completion of the DLC transaction with Carnival Corporation on April 17, 2003.

(2)	Options granted on February 26, 2004 replacing Carnival Corporation share options, which vested prematurely as described above.

(3)	Partial grant with an entitlement to additional options subject to the approval of the Carnival plc 2005 Employee Share Option Plan as described above.

(4)	The highest and lowest mid-market prices of Carnival plc’s shares during the year ended November 30, 2004 were £30.50 and £20.40 respectively. The mid-market price of Carnival plc’s shares at November 30, 2004 was £29.24.

Carnival plc Partnership Share Scheme

The Carnival plc Partnership Share Scheme (formerly known as the P&O Princess Cruises Partnership Share Scheme) approved by shareholders at the 2001 annual general meeting of Carnival plc (formerly P&O Princess Cruises plc), is expected to be implemented in 2005. The scheme will be open to all UK tax resident employees of Carnival plc and its subsidiaries who have been continuously employed for a period of 18 months or less as determined by the Carnival plc Compensation Committee, enabling them to make regular purchases of Carnival plc ordinary shares from pre-tax income. Performance conditions will not apply to employee purchases under the scheme. None of the executive directors will be eligible to join the scheme.

Carnival plc 2005 Employee Stock Purchase Plan

Subject to shareholder approval, on January 18, 2005 the board of directors adopted the Carnival plc 2005 Employee Stock Purchase Plan (“ESPP”). The ESPP will enable employees of Carnival plc and designated subsidiaries, to the extent the ESPP is offered to employees, to purchase American Depositary Shares (ADSs) of US$1.66 each in Carnival plc on a semi-annual basis at approximately a 15% discount to market value, up to an annual maximum individual purchase limit of US$17,647. The maximum total number of ADSs, which may be purchased pursuant to the ESPP, is 2,000,000 ADSs. Further details of the plan are contained in the proxy statement and a copy of the ESPP is attached as Annex C to the proxy statement.

Service contracts

It is the policy of the Compensation Committees for executive directors to have notice periods of not more than 12 months in duration. Following U.S. accepted practice on remuneration as stated above, the policy of the Compensation Committee of Carnival Corporation has been not to enter into service contracts with U.S. executive directors, but to enter into individual compensation arrangements. In the future, the Compensation Committees will continue to have regard to the individual circumstances of each case taking account of best practice in the UK and the U.S. and the expected cost to Carnival Corporation & plc of any termination of a director’s employment arrangements. Details of individual termination arrangements are set out below:

Executive director	Date of service contract	Unexpired term of contract from November 30, 2004	Notice period	Compensation for loss of office
Micky Arison	None(1)	None	None	None
Howard S. Frank	None(1)	None	None	None
Robert H. Dickinson	None(1)	None	None	None
Pier Luigi Foschi	Dec. 1, 2004(2)	12 months	12 months	1x annual base salary and bonus
A. Kirk Lanterman(3)	Nov. 30, 2004	11 months	11 months	None
Peter Ratcliffe	April 17, 2003(4)	Term continues until termination of contract	12 months	1x annual base salary and bonus

(1)	Messrs. Arison, Frank and Dickinson only have Executive Long-Term Compensation Agreements. Nothing in those agreements confers a right to be employed by Carnival Corporation and no notice period to terminate the agreements applies.

(2)	Mr. Foschi entered into a new service contract in February 2005 with effect from December 1, 2004. This effected a change in his notice period from 18 months to 12 months and the term of service from three years to one year.

(3)	See description of Mr. Lanterman’s 2005 consulting agreement below.

(4)	Amended on July 19, 2004.

In accordance with U.S. practice, Micky Arison, Howard S. Frank and Robert H. Dickinson have no service contract and no entitlement to severance except for retention of unvested options and restricted share awards. Only Pier Luigi Foschi and Peter Ratcliffe have service contracts. In addition to changes to the term of contract and notice period highlighted in the above table, Pier Luigi Foschi’s new service contract amended the performance measures for his bonus, as indicated in the notes to the bonus table in the first part of this report. In line with U.S. practice, annual bonus forms part of the severance for Peter Ratcliffe and Pier Luigi Foschi.

Effective November 30, 2004, HAL entered into a consulting agreement (the “Consulting Agreement”) with Mr. Lanterman. Pursuant to the Consulting Agreement, Mr. Lanterman resigned, effective as of the close of business on November 30, 2004, with respect to all positions as an officer and/or director of all affiliates and divisions of HAL, other than his position as director of Carnival Corporation & plc. Effective December 1, 2004 and through the term of the Consulting Agreement, Mr. Lanterman will serve as non-executive Chairman of HAL. During the term, Mr. Lanterman must provide such consulting services and other assistance as may be required by HAL’s President on strategic, financial and historical analyses and other various services that are specified by HAL’s President, up to a maximum of 1,000 hours annually.

The initial term of the Consulting Agreement will be from January 1, 2005 through November 30, 2005 and renews automatically for a further 12 months unless terminated earlier by either party, but the Consulting Agreement will not be extended beyond November 30, 2006.

During the term of the Consulting Agreement, Mr. Lanterman will receive annual compensation of $788,000 payable in monthly instalments. Mr. Lanterman will not be eligible to participate in any incentive compensation plans nor shall he be entitled to receive any additional compensation for his services as a member of the Carnival Corporation & plc boards. He will, however be eligible for medical and dental insurance and certain other benefits. Mr. Lanterman received no severance pay upon his resignation from his executive role and is not entitled to receive any severance in the event of any termination of his employment for cause as non-executive chairman of HAL. Mr. Lanterman is not entitled to severance for termination of his Consulting Agreement. Mr. Lanterman is, however, entitled to receive deferred bonus amounts on retirement pursuant to his Retirement and Consulting Agreement as described below.

On December 1, 2004, HAL also entered into a letter agreement with Mr. Lanterman regarding the terms of his employment for the month of December 2004. Pursuant to this agreement, Mr. Lanterman was paid $62,500.

The following disclosure, table and related notes have been audited:

Pensions

Carnival Corporation & plc operates various group pension schemes for its executives in which the executive directors also participate. Under the Carnival plc pension schemes, retirement benefits are based solely on base salary and no other emoluments are pensionable in line with UK best practice. Under the Carnival Corporation schemes, cash bonuses form part of pensionable earnings in addition to base salary. The non-executive directors do not receive any pension benefits.

Micky Arison, Robert H. Dickinson and Howard S. Frank participate in the Carnival Corporation Non-Qualified Retirement Plan for Highly Compensated Employees as disclosed under the section entitled “Defined Benefit and Other Plans” in the proxy statement. Messrs. Dickinson and Frank also participate in the Carnival Corporation Supplemental Executive Retirement Plan as also described under that section. Carnival Corporation has also established the Carnival Corporation “Funship” Non-Qualified Savings Plan, which is a money purchase scheme. Robert H. Dickinson and Howard S. Frank pay certain deferred bonus amounts into the Carnival Corporation “Funship” Non-Qualified Savings Plan. No company contributions are made on their behalf into this plan.

The Carnival Corporation Non-Qualified Retirement Plan for Highly Compensated Employees provides an early retirement benefit at age 55 after completion of 15 years of service, subject to a reduction of 0.5% for each month that distribution of benefits precedes the participants normal retirement date. The Carnival Corporation Supplemental Executive Retirement Plan provides an early retirement benefit at age 55 after completion of 15 years service, subject to a reduction of 3% for each year that the participant retires before age 65.

Peter Ratcliffe participates in the P&O Princess Cruises Pension Scheme, a UK Inland Revenue approved defined-benefit scheme as well as the Princess Cruises Supplemental Executive Retirement Plan in the U.S. under which Mr. Ratcliffe receives a supplement in the case where benefits from the P&O Princess Cruises Pension Scheme are deficient to pay his pension entitlement. Mr. Ratcliffe is also a member of the Princess Cruises Retirement Savings Plan in the U.S., which is a defined-contribution 401(k) plan. The contribution payable to that plan by Carnival plc for Mr. Ratcliffe in respect of the 2004 financial year was $12,300.

Under the P&O Princess Cruises Pension Scheme, in the event of compulsory early retirement, or voluntary early retirement after the age of 55, Peter Ratcliffe would receive a minimum pension of two thirds of final salary subject to Inland Revenue limits.

In 2004, A. Kirk Lanterman participated in the Holland America Line Inc Profit Sharing Plan and the Holland America Line Inc Savings Plan. These benefits ceased in 2005. The amounts paid or accrued to Mr. Lanterman by Carnival Corporation under the profit sharing plan in respect of the 2004 financial year was $14,350. The employer contributions made on behalf of Mr. Lanterman under the savings plan in respect of the 2004 financial year was $4,100. Mr. Lanterman also has a Retirement and Consulting Agreement whereby the receipt of portions of previous years’ bonus entitlements have been deferred until retirement when they will be payable over 15 years following his retirement which commenced January 1, 2005. If Mr. Lanterman should die before the end of the 15 year period, the then present value of any unpaid balance of the total amount payable to Mr. Lanterman under the agreement, being $29,983,860 at November 30, 2004, would be paid to his estate following his death. In calculating the present value, an interest rate of 8.5% is applied, being the rate of return agreed under Mr. Lanterman’s Retirement and Consulting Agreement.

Pier Luigi Foschi has no company pension arrangements with Carnival Corporation & plc.

Details of the retirement benefits of executive directors arising from their participation in defined-benefit pension arrangements are set out below(1):

	Accrued benefit(2) at Nov. 30, 2004 $000		Increase in accrued benefits including inflation $000	Increase/ (decrease) in accrued benefits excluding inflation $000	Transfer value of increase in accrued benefits less inflation and net of directors’ contributions $000	Transfer value(3) at Dec. 1, 2003 $000	Transfer value(3) at Nov. 30, 2004 $000	Increase in transfer value net of directors’ contributions $000
Micky Arison	126		8	5	37	805	930	125
Robert H. Dickinson	853		0	(22)	(220)	8,023	8,649	626
Howard S. Frank	1001		0	(25)	(289)	10,552	11,360	808
A. Kirk Lanterman	1,999	(4)	0	(51)	(524)	19,326	20,620	1,294
Peter Ratcliffe	723		96	76	1,304	9,887	12,326	2,439

(1)	Pier Luigi Foschi does not have a defined benefit arrangement.

(2)	The accrued benefit is that pension which would be paid annually on retirement at the normal retirement age under the various defined benefit schemes described above based on service to November 30, 2004.

(3)	All transfer values have been calculated on the basis of actuarial advice in accordance with UK Actuarial Guidance Note GN11. The transfer values of the accrued entitlement represent the value of assets that the pension scheme would need to transfer to another pension provider on transferring the scheme’s liability in respect of the directors’ pension benefits. They do not represent sums payable to individual directors and, therefore, cannot be added meaningfully to annual remuneration.

(4)	Under Mr. Lanterman’s Retirement and Consulting Agreement described above he is entitled to annual payments of $1,998,924 every year for a period of 15 years during his retirement.

FORMER EXECUTIVE DIRECTOR COMPENSATION

Upon the completion of the DLC transaction, Lord Sterling was appointed as Life President of P&O Cruises and Special Adviser to Micky Arison in his capacity as Chairman and CEO of Carnival Corporation & plc. As Special Adviser, Lord Sterling is entitled to fees for his services at a rate of £25,000 per annum (less any necessary statutory deductions) payable in instalments in arrears. In addition, in 2004 Lord Sterling was paid £17,908 being the value of his concessionary cruise, to which he is entitled as result of his appointment as Life President of P&O Cruises.

NON-EXECUTIVE DIRECTORS

Non-executive directors do not have service contracts, but instead have a letter of appointment setting out the services they are to provide to Carnival Corporation & plc and the other terms and conditions of their appointment. Their appointments and subsequent appointments are subject to annual election and re-election by shareholders.

Non-executive directors are entitled to receive a basic annual fee of $40,000 a year, an attendance fee per board meeting of $5,000 ($2,000 if meeting attended by telephone), equity compensation in the form of options to acquire shares of Carnival Corporation common stock (or, if the amended Carnival Corporation 2001 Outside Director Stock Plan as described below is approved by shareholders, restricted shares or restricted share units) and reimbursement for travel, meals and accommodation expenses attendant to their board membership. If Carnival Corporation & plc requests that the directors’ spouses attend a special event, directors are reimbursed for travel expenses incurred. In addition, directors receive further compensation for serving as chairman or member of a board committee as follows:

	Retainer		Attendance fee
	Chair $	Member $	In person $	By telephone $
Audit Committees	15,000	7,500	3,000	1,500
All other Committees	7,500	3,750	2,500	1,250

The fees in the above table reflect increases in committee retainer fees (generally by 50%) and attendance fees by $500 (except telephonic participation in committee meetings other than meeting of the Audit Committees, which increased by $250), approved by the boards of directors on the recommendation of the Compensation Committees with effect from October 2004. The above compensation levels were approved by the board having taken into account the fees paid in other companies of a similar size, the added responsibilities associated with the dual listed company structure, and the skills and experience of the individual.

For purposes of calculating fees, a board or committee meeting of Carnival Corporation and a concurrent or related board or committee meeting of Carnival plc constitute a single meeting.

Baroness Hogg and Sir John Parker also received an additional $5,000 for each board meeting held outside the UK attend in person as part compensation for not accepting stock options.

In accordance with prevailing remuneration practice in the U.S., non-executive directors have historically received an annual grant of share options in Carnival Corporation as part of their compensation on the terms of the Carnival Corporation 2001 Outside Director Stock Plan described below. In accordance with UK best practice, Baroness Hogg and Sir John Parker have elected not to receive share options. The plan was amended and restated during the year as described below and will apply, subject to shareholder approval, for all future grants, which may include a combination of share options and awards of restricted shares and restricted share units. Under the amended and restated plan, Baroness Hogg and Sir John Parker will be entitled to restricted share awards in Carnival Corporation.

The non-executive directors do not receive any pension benefits other than Mr. Lanterman whose pension arrangements are described above.

In October 2004, upon recommendation of the Compensation Committees, the boards of directors approved two new policies as follows to apply to 2005 and future years in addition to the fee increases set out above:

•	Share Ownership Guidelines. All non-executive directors should own at least 5,000 shares of either Carnival Corporation common stock or Carnival plc ordinary shares. This should be achieved within five years from the date the guidelines were approved or three years if the amendments to the Carnival Corporation 2001 Outside Director Stock Option Plan are approved to permit the grant of restricted stock and restricted stock units to non-executive directors.

•	Product Familiarization. All non-executive directors are encouraged to take a cruise for up to 14 days per year for product familiarization and pay $35 per day for such cruises.

The following table and related notes have been audited:

The remuneration of the non-executive directors of Carnival Corporation and Carnival plc for 2004 is set out in the following table.

	2004			2003
Non-executive directors	Fees $000	Other Emoluments(1) $000	Total $000	Total $000
Ambassador Richard G. Capen, Jr	106	—	106	66
Arnold W. Donald	104	—	104	81
Richard J. Glasier(2)	38	—	38	—
Baroness Hogg	76	20	96	68
Modesto A. Maidique	97	—	97	74
John P. McNulty	96	—	96	36
Sir John Parker	94	20	114	132
Stuart Subotnick	125	—	125	99
Uzi Zucker	96	—	96	84

(1)	Part compensation for not accepting stock options.

(2)	Appointed effective July 20, 2004.

Carnival Corporation Amended and Restated 2001 Outside Director Stock Plan

On July 19, 2004, the Carnival Corporation Compensation Committee granted options over 10,000 shares of Carnival Corporation common stock to certain non-executive directors, 4,000 of which are conditional upon shareholder approval of an amendment to the plan to increase the annual grant amount of the automatic annual option grant to non-executive directors from 6,000 shares to 10,000 shares. In addition, on January 18, 2005, the boards of directors amended and restated the Carnival Corporation 2001 Outside Director Stock Option Plan, renamed the Carnival Corporation Amended and Restated 2001 Outside Director Stock Plan, subject to shareholder approval, primarily to permit awards of restricted shares and restricted share units, in addition to share options, and to permit the Compensation Committee to grant any combination thereof, to non-executive directors at its discretion. The Carnival Corporation 2001 Amended and Restated Outside Director Stock Plan is attached as Annex A to the proxy statement and proposals concerning the plan amendments are detailed in the proxy statement.

It is proposed that each non-executive director elected or appointed to the boards of directors shall receive upon initial election to office by the shareholders and, thereafter, annually on the date of the annual general meeting of shareholders at which such non-executive is re-elected to office an award representing 10,000 “points”. Each option to purchase one share will represent one point and each share of restricted share award and each restricted share unit will represent four points.

Awards may be granted on a date, which is other than the date of the annual general meetings, so long as awards granted to each non-executive director do no exceed more than 10,000 points in any given calendar year. The maximum number of shares that may be subject to awards under the Carnival Corporation Amended and Restated 2001 Outside Director Stock Plan is 1,000,000, as per the previous plan.

The exercise price of each option granted under the Carnival Corporation Amended and Restated 2001 Outside Director Stock Plan will be equal to the market price of a share of common stock on the date an option is granted, as under the pre-amended version of the plan. Options granted under the plan will vest and become exercisable in five equal annual instalments beginning on the first anniversary of the grant date and expire ten years from the date of grant. Awards of restricted shares and restricted share units shall be granted on the same vesting schedule as share options.

Mr. Lanterman has agreed not to receive compensation for his services as a non-executive director and, as a result, will not receive any share options or awards under the Carnival Corporation Amended and Restated 2001 Outside Director Stock Plan. In addition, Baroness Hogg and Sir John Parker, as UK directors, have elected not to receive options under the plan in accordance with UK best practice, they will, however, accept restricted share awards under the plan.

The following table and related notes have been audited:

The number of Carnival Corporation shares subject to options at the beginning and end of the financial year ended 2004 for each non-executive director is as follows:

	Dec. 1, 2003 (or if later, date of appointment)	Granted	Exercised	Nov. 30, 2004	Weighted average exercise price U.S. dollars	Earliest date from which exercisable	Latest expiry date
Ambassador Richard G. Capen, Jr	44,000		—	44,000	36.42	April 19, 2000	Oct. 13, 2013
		10,000	—	10,000	45.92	July 20, 2005	July 20, 2014

Arnold W. Donald	24,000		—	24,000	27.70	April 17, 2002	Oct. 13, 2013
		10,000	—	10,000	45.92	July 20, 2005	July 20, 2014

Richard J. Glasier	—	10,000	—	10,000	45.92	July 20, 2005	July 20, 2014

Modesto A. Maidique	40,400		(2,400)	38,000	38.25	April 19, 2000	Oct. 13, 2013
		10,000	—	10,000	45.92	July 20, 2005	July 20, 2014

John P. McNulty	6,000		—	6,000	34.45	Oct. 13, 2004	Oct. 13, 2013
		10,000	—	10,000	45.92	July 20, 2005	July 20, 2014

Stuart Subotnick	24,000		—	24,000	27.70	April 17, 2002	Oct. 13, 2013
		10,000	—	10,000	45.92	July 20, 2005	July 20, 2 014

Uzi Zucker	24,000		(6,000)	18,000	28.14	April 17, 2002	Oct. 13, 2013
		10,000	—	10,000	45.92	July 20, 2005	July 20, 2014

Details of the Carnival Corporation share options exercised by non-executive directors in 2004 are as follows:

	Number exercised	Average exercise price U.S. dollars	Market price at date of exercise U.S. dollars	Gain U.S. dollars	Date from which exercisable	Expiry date
Modesto A. Maidique	1,200	22.57	43.76	25,428	Oct. 8, 2002	Oct. 8, 2011
	1,200	27.88	43.76	19,056	Dec. 12, 2003	Dec. 12, 2012
Uzi Zucker	2,400	25.92	44.91	45,576	April 17, 2002	April 17, 2011
	2,400	22.57	44.91	53,616	Oct. 8, 2002	Oct. 8, 2011
	1,200	27.88	44.91	20,436	Dec. 12, 2003	Dec. 12, 2012

(1)	The highest and lowest prices of Carnival Corporation’s common stock during the year ended November 30, 2004 were $53.65 and $35.02 respectively. The closing price of Carnival Corporation’s common stock at November 30, 2004 was $53.01.

(2)	The total gain made by non-executive directors from share option exercises during the financial year ended November 30, 2004 was $164,112 (2003: $37,278).

Total shareholder return(1)

The graph below represents the total shareholder return performance of Carnival plc from October 23, 2000 to November 30, 2004. For comparison, the graph also shows the total shareholder return of the FTSE All-Share index. The FTSE All-Share index was chosen because it provides a broad representation of Carnival plc’s peer group in terms of its size and stage of development.

Source: Datastream

(1)	Rebased to 100 on October 23, 2000 — date of demerger from P&O.

Directors’ interests in Carnival Corporation common stock and Carnival plc ordinary shares

Details of the directors’ interests are set out below:

	Carnival plc				Carnival Corporation
Directors	Dec. 1, 2003		Nov. 30, 2004		Dec. 1, 2003*		Nov. 30, 2004*
Micky Arison(1)	—		—		217,620,128		205,424,443
Robert H. Dickinson(2)	—		—		366,880		359,751
Howard S. Frank(3)	—		—		370,721		351,189
Pier Luigi Foschi	—		—		—		—
Richard J. Glasier	—		—		—		—
A. Kirk Lanterman(4)	—		—		170,628		170,662
Peter Ratcliffe	54,432	(5)	14,432	(5)	17,974	(6)	27,974	(6)
Ambassador Richard G. Capen, Jr(7)	—		—		17,802		7,802
Arnold W. Donald(8)	—		—		1,800		1,800
Baroness Hogg	1,874		1,874		—		—
Modesto A. Maidique	—		—		—		—
John P. McNulty	—		—		—		—
Sir John Parker	3,004		3,004		—		0
Stuart Subotnick	—		—		2,000		2,000
Uzi Zucker	—		—		60,000		60,000

*	As part of the establishment of the DLC structure, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the “Trust”), a trust established under the laws of the Cayman Islands. Shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of common stock of Carnival Corporation. Under a pairing agreement, the trust shares are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC structure, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. The Carnival Corporation common stock and the trust shares (including the beneficial interest in the Carnival plc special voting share) are listed and trade together on the New York Stock Exchange under the ticker symbol “CCL.” Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.

(1)	As of November 30, 2004, includes (i) 106,114,284 shares of common stock held by the MA 1994 B Shares, L.P., (ii) 3,622,922 shares of common stock held by the Nickel 2003 GRAT, (iii) 2,539,265 shares of common stock held by Nickel 1997 Irrevocable Trust, (iv) 91,715,532 shares of common stock held by the Artsfare 1992 Irrevocable Trust, Eternity Four Trust and the Nickel 1997 Trust by virtue of the authority granted to Micky Arison under the last will of Ted Arison, and (v) 1,432,440 shares of common stock held by Artsfare 2003 Trust, all of which may be deemed to be beneficially owned by Micky Arison.

(2)	As of December 1, 2003, includes 366,880 shares of common stock owned by Dickinson Enterprises Limited Partnership (the “Dickinson Partnership”). As of November 30, 2003 includes 332,551 shares of common stock owned by Dickinson Partnership and 25,000 shares of common stock owned by the Dickinson Foundation. The general partner of the Dickinson Partnership is Dickinson Enterprises, Inc., which is wholly owned by a revocable trust established for the benefit of Mr. Dickinson and his heirs (the “Dickinson Trust”). Under the terms of the instrument governing the Dickinson Trust, Mr. Dickinson has the sole right to vote and direct the sale of the common stock indirectly held by the Dickinson Trust.

(3)	Includes 4,000 shares of common stock owned by the Jackson S. Woolworth Irrevocable Trust and the Cassidy B. Woolworth Trust (Mr. Frank is trustee), as to which Mr. Frank disclaims beneficial ownership.

(4)	Includes 8,000 shares of common stock held by the Helen K. Lanterman Trust (Mr. Lanterman is trustee).

(5)	Shares held by Mr. Ratcliffe’s wife.

(6)	Includes 13,892 shares held by Mr. Ratcliffe’s wife.

(7)	As of December 1, 2003, includes 17,000 shares owned by the Capen Trust, of which Mr. Capen is co-trustee. Also includes 802 shares of common stock owned by Ambassador Capen’s wife as to which he disclaims beneficial ownership. As of November 30, 2004, includes 7,000 shares owned by the Capen Trust, of which Mr. Capen is co-trustee. Also includes 802 shares of common stock owned by Ambassador Capen’s wife as to which he disclaims beneficial ownership.

(8)	Includes 1,800 shares owned by The Arnold and Hazel Donald Charitable Trust (Mrs. Donald is trustee).

The following changes in the above share interests occurred between December 1, 2004 and the date of this report:

	Carnival Corporation
Directors	Feb. 14, 2005	Dec. 1, 2004
Micky Arison	202,878,943	205,424,443
Robert H. Dickinson	353,000	359,751
Howard S. Frank	329,355	351,189
Richard J. Glasier	1,000	—
A. Kirk Lanterman	170,670	170,662
Peter Ratcliffe	37,974	27,974

On behalf of the board

Modesto A. Maidique
Chairman of the Compensation Committees

February 14, 2005

Annex F

CARNIVAL CORPORATION
CARNIVAL PLC
AUDIT COMMITTEE CHARTER

The Audit Committee is a committee of the Board of Directors of each of Carnival Corporation and Carnival plc (the “Companies” and “the Boards”). The purpose of the Audit Committee shall be to (a) assist the Boards of Directors oversight of (i) the integrity of the Companies’ financial statements, (ii) the Companies’ compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications and independence, and (iv) the performance of the Companies’ internal audit functions and independent auditors; and (b) prepare the report that the SEC rules require be included in the Companies’ annual proxy statement.

The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange and the United Kingdom Listing Authority. In particular, at least one member shall qualify as a “financial expert” as defined in SEC regulations. The members of the Audit Committee shall be appointed by the Boards on the recommendation of the Nominating and Governance Committee. The duties and responsibilities of a member of the Audit Committee are in addition to duties set out for a member of the Board of Directors.

In meeting its responsibilities, the Audit Committee is expected to:

1.	Provide an open avenue of communications between Financial Management, Management Advisory Services (“MAS”), Environmental Compliance (“EC”), the external auditors, the Audit Committee and the Boards of Directors.

2.	Review and reassess the adequacy of this Charter annually.

3.	Appoint, oversee, evaluate the performance of and approve the compensation for the independent auditors annually, and, where appropriate, review and approve the discharge of the external auditors. The Chief Financial Officer (“CFO”) will provide the Audit Committee with the independent auditor’s fee proposal, for approval, at the October meeting of the Audit Committee. The external auditors are ultimately accountable to the Boards of Directors and the Audit Committee.

4.	Review and concur in the appointment, replacement, reassignment, or dismissal of the Senior Vice President — MAS & Chief Audit Executive (“CAE”).

5.	Set hiring policies for employees or former employees of the independent auditors.

6.	At least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality control procedures; any material issues raised by the most recent internal quality-control review or peer review of the firm, or by any inquiry or investigation by the governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues and (to assess the auditor’s independence) all relationships between the independent auditor and any of the Companies’ significant shareholders/affiliates, executive officers and/or directors. The Audit Committee should engage in a dialogue with the independent auditor with respect to any disclosed relationships that may impact the objectivity and independence of the auditor.

7.	Establish and monitor policies for pre-approval of the retention and fees of the independent auditors for any statutorily permitted non-audit services.

8.	Evaluate together with the Boards the performance of the independent auditor and determine whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis.

9.	Review with management, the Senior Vice President — MAS & CAE, Vice President-EC and the external auditors:

(a)	Significant risks or exposures and assess the steps management has taken to minimize such risks to the Companies.

(b)	The audit scope and plan of Audit Services, EC and external auditors, and the coordination of any audits between them, including the review by the external auditors of the Companies’ Quarterly Reports on Form 10-Q prior to the Companies’ filing such reports with the Securities and Exchange Commission.

(c)	The coordination of audit effort to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

(d)	The adequacy of the Companies’ internal controls, including financial, operational and compliance controls; risk management systems; and computerized information system controls and security.

(e)	The adequacy of compliance with Environmental Compliance plan.

(f)	Any significant findings and recommendations of the external auditors, MAS and EC together with management’s responses thereto.

10.	Review with CFO and the external auditors at the completion of the quarterly and annual examination:

(a)	The Companies’ financial statements and related footnotes, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to release to shareholders.

(b)	External auditors’ audit of the financial statements and their report thereon.

(c)	Any significant changes required in external auditors’ audit plan.

(d)	Any problems, difficulties or disputes with management encountered during the course of the audit and management’s response.

(e)	Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

(f)	Any changes in significant accounting principles or FASB’s.

(g)	The Companies’ critical accounting policies and estimates and unusual transactions.

11.	Consider and review with management and the Senior Vice President — MAS & CAE:

(a)	Significant findings during the year and management’s responses thereto.

(b)	Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.

(c)	The MAS department budget and staffing.

(d)	The MAS department charter.

(e)	MAS compliance with the IIA’s Standards for the Professional Practice of Internal Auditing (Standards).

(f)	Any changes in the annual proposed audit plan with an explanation of deviations.

12.	Discuss with CFO earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies (which discussions may occur after issuance).

13.	Review with the Senior Vice President — MAS & CAE and external auditors the results of the Companies’ monitoring compliance with the Companies’ code of conduct including disclosure of insider and affiliated party transactions. Review periodically the Companies’ policy statements in terms of representing the code of conduct.

14.	Review with the General Counsel legal and regulatory matters that may have a material impact on the financial statements, the Companies’ compliance policies, and any material inquiries or reports received from regulators or governmental agencies.

15.	Meet separately, periodically, with management, with internal auditors and with the independent auditors. The Senior Vice President — MAS & CAE, Vice President — EC, and the external auditors should have sufficient opportunity to initiate meetings with the Audit Committee without management present.

16.	Report regularly to the Boards of Directors with such recommendations as the Committee may deem appropriate, including any recommendations to ensure the independence of the external auditors.

17.	The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation or to otherwise carry out its duties.

18.	The Committee shall meet at least four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary. Minutes of the Audit Committee shall be submitted to the Boards of Directors.

19.	The Committee will perform such other functions and prepare such other reports, as assigned by law or required under applicable stock exchange regulations, the Companies’ charter, bylaws, articles of association or the Boards of Directors.

20.	Prepare a written report, to be published in the Companies’ proxy statement and/or information statement, to the extent required under any applicable securities laws and stock exchange regulations.

21.	No member of the Audit Committee may receive any compensation from the Companies other than director’s fees.

22.	Prepare and review with the Boards of Directors an annual performance evaluation of the Audit Committee. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Boards may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the committee to make the report.

23.	Establish and monitor policies and procedures for (i) the receipt, retention and treatment of complaints received by the Companies regarding accounting, internal accounting controls and auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or other matters.

24.	Review with the Board of Directors, at least annually, the adequacy of the Companies’ internal controls, including financial, operational and compliance controls; and risk management systems; and computerized information system controls and security.

Annex G

CARNIVAL PLC CORPORATE GOVERNANCE REPORT

Corporate governance

Carnival Corporation and Carnival plc (together referred to as “Carnival Corporation & plc”) operate under a dual listed companies structure with primary listings in the U.S. and the UK. Accordingly, Carnival Corporation & plc has implemented a single corporate governance framework consistent, to the extent possible, with the governance practices and requirements of both countries. Where there are customs or practices that differ between the two countries, Carnival Corporation & plc has sought to be compliant with UK practices whenever possible. Carnival Corporation & plc believes that the resulting corporate governance framework described below effectively addresses the corporate governance requirements of both the U.S. and the UK.

Corporate Governance Guidelines

Carnival Corporation & plc has adopted corporate governance guidelines (the “Guidelines”) that set forth the general governance principles approved by the boards of directors. These principles are summarized below and are available on the company’s website.

•	A majority of the members of each of the boards must be independent.

•	The boards will each have at all times an Audit Committee, a Compensation Committee and a Nominating & Governance Committee (the “Committees”). All the members of these Committees will be independent directors under the criteria established by the New York Stock Exchange and the London Stock Exchange. Each Committee has its own charter, which principally sets forth the purposes, goals and responsibilities of the Committees.

•	The Nominating & Governance Committees will review with the boards, on an annual basis, the requisite skills and characteristics of new board members, as well as the composition of the boards as a whole. The Nominating & Governance Committees will assess and recommend board candidates for appointment as directors.

•	The responsibilities of the directors are laid out in the Guidelines and cover matters such as the directors duties to Carnival Corporation & plc and its shareholders, attendance at meetings and the annual review of Carnival Corporation & plc’s long-term strategic plans and the principal issues that Carnival Corporation & plc will face in the future.

•	The non-executive directors shall designate a senior independent director to preside at meetings of the non-executive directors and at board meetings in absence of the Chairman, and to serve as the principal liaison for non-executive directors.

•	Directors have free and full access to officers and employees of Carnival Corporation & plc, to the advice and services of the Secretary to the boards and to independent professional advice at the expense of Carnival Corporation & plc, as necessary.

•	The Compensation Committees will recommend the form and amount of director and senior executive compensation in accordance with the policies and principles set forth in its charter and conduct an annual review thereof. In particular the Committees will annually review the compensation of the Chief Executive Officer (“CEO”) and his performance to ensure that the CEO is providing the best leadership for Carnival Corporation & plc in the long and short-term.

•	The Nominating & Governance Committees will maintain orientation programs for new directors and continuing education programs for all directors.

•	The boards will conduct an annual performance evaluation to determine whether it, its Committees and individual directors are functioning effectively.

•	The non-executive directors will meet at least annually under the direction of the senior independent director to conduct an appraisal of the Chairman’s performance.

•	All shareholders may communicate with the boards by addressing all communications to the Secretary, who must forward any item requiring immediate attention to the senior independent director, who must in turn notify the boards of any matters for discussion or action as appropriate.

Carnival Corporation & plc will continue to monitor governance developments in the UK to ensure a vigorous and effective corporate governance framework of the highest international standards.

Set out below is a statement of how Carnival Corporation & plc has applied the principles of the Combined Code on Corporate Governance, issued in July 2003, applicable for the year ended November 30, 2004 (the “Combined Code”) during the financial year ended November 30, 2004.

Board composition

Each of the boards of directors is comprised of 15 members: five executive directors and ten non-executive directors. All directors are required to submit themselves to annual re-election. The biographical details of the members of the boards are contained in the proxy statement to which this report is annexed. All directors have been subject to a formal performance evaluation during the year as described below.

Board balance and independence

All of the non-executive directors, with the exception of Mr. Lanterman (a former executive director), are considered by the boards to be independent directors. Messrs. Capen, Maidique, Subotnick and Zucker have been non-executive directors for more than nine years from the date of their first election to the board of Carnival Corporation, however notwithstanding this, the boards have determined that each of those directors is independent for the following reasons.

Consistent with U.S. practice, the boards believe that length of tenure should be one of the factors considered with respect to the independence of directors, but tenure alone should not result in the loss of independence. Automatic loss of independence status for directors due to tenure would effectively operate as a term limit for independent directors and result in the loss of the valuable contributions of directors who have been able to develop over time increasing insight into Carnival Corporation & plc and its operations. The boards prefer to rely on vigorous annual evaluations of individual directors to review their objectivity and independence, as well as their overall effectiveness as directors. All directors are also subject to annual re-election by shareholders following individual evaluations and recommendations by the Nominating & Governance Committee. Performance evaluations conducted during the year are described below.

Seven of the non-executive directors of Carnival Corporation & plc who are U.S. citizens participate in a special Carnival Corporation share plan for non-executive directors, details of which are described in the Carnival plc Directors’ Remuneration Report, which is attached as Annex E to the proxy statement. The two UK non-executive directors, Baroness Hogg and Sir John Parker, have opted not to receive share options, but will accept restricted share awards under the Carnival Corporation Amended and Restated 2001 Outside Director Stock Plan. Participation in stock option plans by non-executive directors is a common practice in the U.S. and the boards do not believe that such participation affects the independence of the participating directors.

The boards have appointed a non-executive director, Stuart Subotnick, as senior independent director with the authority to approve board agendas and meeting schedules to ensure information flow to the boards. Each board member is entitled to suggest the inclusion of items on the agenda and to raise at any board meetings subjects that are not on the agenda for that meeting.

Chairman and Chief Executive Officer

The CEO of Carnival Corporation & plc, Micky Arison, also serves as Chairman of the boards, which is not compliant with the Combined Code. Unlike the prevailing practice in the UK, a substantial majority of the Fortune 500 companies in the U.S. have chairpersons that are also the CEO or have other significant relationships with their companies beyond board duties. The boards believe that the presence of a majority of non-executive directors, as well as the requirement that all Committees be comprised exclusively of non-executive directors, provide an appropriate balance of power and authority. The role of the senior independent director also helps to ensure that power and information are not concentrated in one or two individuals. As a further measure to enhance their effectiveness, the non-executive directors meet outside the presence of the executive directors at least quarterly under the chairmanship of the senior independent director. In addition, the non-executive directors meet periodically with the Chairman of the boards with no executive directors present.

The boards believe that the separation of the roles of chairman and CEO is best addressed as part of the succession planning process, and that it is in the best interests of Carnival Corporation & plc and its shareholders for the boards to make an appropriate determination, consulting with shareholders as appropriate, as and when a new chairman or CEO may be nominated in the future.

Board procedures and responsibilities

Meetings of the boards are held on a regular basis to enable the boards to properly discharge their responsibilities. During the financial year ended November 30, 2004, the board of directors of Carnival plc held a total of ten meetings. All board meetings during the year were attended by the full board with the exception of Mr. Glasier who attended all board meetings since his appointment to the boards on July 20, 2004 and Messrs. Maidique and Donald and Sir John Parker who attended nine of the ten meetings. The agenda for each board meeting is prepared by the Chairman and reviewed and approved by the senior independent director, in addition to the meeting schedules, and, as described above, any director can contribute to the agenda.

Non-executive directors are required to allocate sufficient time to meet the expectations of their role. The consent of the Chairman and the senior independent director must be sought before accepting additional directorships that might affect the time a non-executive director of Carnival Corporation & plc is able to devote to that role.

Executive directors may not serve as a non-executive board member on more than one FTSE 100 or Fortune 100 company nor as the Chairman of such a company.

Board structures and delegation to management

As set out in the Guidelines, the basic responsibility of the directors is to exercise their business judgment in what they reasonably believe to be in the best interests of Carnival and its shareholders. The boards have a formal schedule of matters specifically reserved to them for decision, which includes the approval of annual and interim results and financial statements, dividends, significant changes in accounting policy, material acquisitions and disposals, material agreements, major capital expenditure, annual operating budgets, strategic plans, treasury policy, risk management policy, material changes to employee incentive schemes as well as approval of share option grants or other share-related benefits, and health, safety and environmental policies.

Details of the Committees of the boards are set out in the section below. In addition, any matters reserved for the boards that arise between formal board meetings that need to be resolved are delegated to an executive committee, comprising any two executive directors and a non-executive director. Any resolutions made by the executive committee are ratified by the board of directors at the following board meeting.

The strategic management and direction of and significant commercial decisions in relation to global operations of Carnival Corporation & plc, except to the extent reserved to the full boards under their schedule of reserved matters, is delegated by the boards to boards of subsidiary companies within the group and to management committees of the boards, which in turn delegate to local management as appropriate.

Committees of the boards

The following Committees, which have written charters setting out their authority and duties (copies of which can be found on Carnival Corporation & plc’s website at: www.carnivalcorp.com or www.carnivalplc.com), have operated throughout the year.

AUDIT COMMITTEES

The members of the Audit Committees of the boards comprise five independent non-executive directors: Stuart Subotnick (chairman), Richard G. Capen, Jr., Arnold W. Donald, Sir John Parker and Richard J. Glasier (appointed on July 20, 2004). The board of Carnival plc has determined that Stuart Subotnick has “recent and relevant financial experience” for the purposes of the Combined Code.

The Audit Committees are scheduled to meet at least eight times a year and at other times if required, with a minimum of four meetings per year as required by the Audit Committees’ Charter. The Chief Operating Officer, the Chief Financial and Accounting Officer and the Senior Vice President Management Advisory Services, who is responsible for internal control and risk assessment within Carnival Corporation & plc and the external auditors, normally attend meetings at the invitation of the Audit Committees. During the year, 12 Carnival plc Audit Committee meetings were held, which were attended by all members of the Audit Committees, with the exception of Richard J. Glasier who attended the four meetings held since his appointment to the Audit Committees.

The main role and responsibilities of the Audit Committees are to review the significant risks or exposures of Carnival Corporation & plc, the adequacy of internal controls, the quarterly, interim and annual consolidated financial statements, any formal announcements relating to the Carnival Corporation & plc’s performance, the appointment, replacement, reassignment, or dismissal of the head of internal audit, to liaise with, and assess the effectiveness and independence of, the external auditors and to review compliance with the Carnival Corporation & plc Code of Business Conduct and Ethics. The Audit Committees have established and monitor the procedures for receipt of employee complaints regarding any alleged fraud or violations of law.

In fulfilling its responsibilities during the year the Audit Committees have:

•	Reviewed the quarterly, interim and annual financial results, including accounting matters and key factors affecting financial results and future forecasts;

•	Reviewed financial statement and related disclosures, proposed SEC filings and draft press releases;

•	Confirmed receipt of certification letters, disclosure controls and procedure checklists and loss contingency memos from all companies;

•	Received briefings on the status of the company’s implementation of the Sarbanes Oxley 404 compliance program;

•	Reviewed reporting from the independent auditors concerning the audit work performed, identified internal control weaknesses and accounting issues, and all relationships between the independent auditors and the company;

•	Reviewed and approved fees for audit and non-audit related services provided by the company’s independent auditors;

•	Received quarterly reporting from the Environmental Compliance group regarding the status of the company’s Environmental Compliance Plan and vessel auditing program, as well as any instances of non-compliance and planned remedial action;

•	Received reporting, as well as quarterly briefings, from the company’s Management Advisory Services group (MAS) concerning results from their internal auditing and consulting work. Reporting included significant findings, any identified control weaknesses and management plans for remedial action;

•	Reviewed annual MAS company-wide risk assessment, historical audit coverage and audit plan for the upcoming year;

•	Reviewed MAS reporting concerning progress against their audit plan, department staffing and professional qualifications, and the status of management action plans for previously issued reports;

•	Reviewed the status of complaints received through the company’s third-party administered hotline and other channels; and

•	Reviewed and approved of revisions to the Audit Committee Charter, the company’s Code of Business Conduct and Ethics and Key Practices and Policies of the committee.

COMPENSATION COMMITTEES

The Compensation Committees of the boards comprise four independent non-executive directors: Modesto A. Maidique (chairman), Richard J. Glasier (appointed on October 18, 2004), John P. McNulty and Sir John Parker.

The Compensation Committees are scheduled to meet at least four times a year and at other times as required. Executive directors are invited to attend for appropriate items, but are excluded when their own performance and remuneration are under review. During the year seven meetings of the Carnival plc Compensation Committee were held, which were attended by all members. No meetings were held subsequent to the appointment of Richard J. Glasier to the Compensation Committee.

The Compensation Committees are responsible for the evaluation and approval of the director and officer compensation plans, policies and programmes of Carnival Corporation & plc. They annually review and approve corporate goals and objectives relevant to the CEO’s compensation and determine and approve the CEO’s compensation. They also annually determine and approve the compensation of all other executive directors and make recommendations to the boards with respect to the compensation of all other directors and certain senior officers. The Compensation Committees are empowered to retain any compensation consultant to be used to assist in the evaluation of compensation issues.

NOMINATING & GOVERNANCE COMMITTEES

The Nominating & Governance Committees of the boards comprise the following three independent non-executive directors: Uzi Zucker (chairman), Stuart Subotnick and Baroness Hogg.

The Nominating & Governance Committees meet periodically as required. During the year five Carnival plc Nomination & Governance Committee meetings were held, which were attended by all members.

The principal function of the Nominating & Governance Committees is to assess and recommend to the boards candidates for appointment as directors of Carnival Corporation & plc and members of the Committees. They are also responsible for establishing procedures to exercise oversight of the evaluation of the boards and management and the maintenance of orientation programmes for new directors, continuing education for all directors and for annually reviewing and reassessing the adequacy of the Corporate Governance Guidelines and recommending any proposed changes to the boards for approval.

During the year the boards agreed that there was a need to appoint an additional board member with strong financial skill and experience. The Nominating & Governance Committees solicited referrals from board members, which resulted in a number of candidates being put forward with the necessary skills and experience, and therefore no use was made of an external consultancy or open advertising. Several candidates were put forward and interviewed by the Nominating & Governance Committees, which recommended the appointment of Mr. Glasier. The boards approved the appointment of Mr. Glasier after meeting with him given Mr. Glasier’s proven track record and considerable reputation as a former Executive Vice-President and Chief Operating Officer of another major cruise operator. As a newly appointed non-executive director, and as noted in the proxy statement, Mr. Glasier retires at this annual general meeting and is proposed for election.

Information and professional development

The Secretary is required to ensure that members of the boards are given appropriate documentation in advance of each meeting and directors are required to devote adequate preparation time reviewing documentation ahead of each meeting. The Secretary is also responsible for advising the boards through the Chairman on all corporate governance matters.

All directors have access to advice and services of the Secretary and are permitted to take independent professional advice, at Carnival Corporation & plc’s expense, as he or she may deem necessary to discharge his or her responsibilities as a director. A director is required to inform the senior independent director of his or her intention to do so.

Directors are offered the opportunity to attend training programmes of their choice. Richard J. Glasier was provided with full orientation materials following his appointment and will, together with the boards of directors, attend an orientation and re-orientation session scheduled to take place in the summer of 2005. Shareholders will be given the opportunity to meet Mr. Glasier at the company’s annual general meetings to be held in April 2005.

Board performance evaluation

During the year, the Nominating & Governance Committees conducted performance evaluations of the members of our boards of directors, the boards and their committees. The performance review of Micky Arison, in his role as Chairman, was conducted separately by the non-executive directors, led by the senior independent director, Stuart Subotnick, taking into account the views of the executive directors.

As part of the boards’ evaluation exercise, each director was required to complete a questionnaire about the performance of the boards and their committees. All questionnaires were reviewed by the Nominating & Governance Committees and an assessment made.

In addition, the Nominating and Governance Committees reviewed the individual performance of each director focusing on his or her contribution to Carnival Corporation & plc and specifically focusing on areas of potential improvement. In making their assessment, the Nominating & Governance Committees reviewed considerations of diversity, age, skills and experience in the context of the needs of the boards and with the aim of achieving an appropriate balance on the boards.

The Nominating & Governance Committees also discussed and reviewed with non-executive directors any significant time commitments they have to other companies. In addition, the number of directorships held by non-executive directors was taken into account, in line with the company’s policy on multiple appointments.

The Nominating & Governance Committees reported the results of the reviews to the boards, concluding that each director was an effective member of the boards and has sufficient time to carry out properly their respective commitments to the boards, Committees and all other such duties as were required of them. It is the view of the Nominating & Governance Committees that the boards continued to operate effectively during the year. Accordingly, all current board members are recommended to the shareholders for re-election.

During the year the Nominating & Governance Committees also reviewed their own performance against their respective charters by completing questionnaires that were provided to the Chairmen. The results of such reviews were discussed among the members and reported to the boards. The boards concluded that the Nominating & Governance Committees continued to function effectively and continued to meet the requirements of their respective charters.

Directors’ remuneration

The Carnival plc Directors’ Remuneration Report is attached as Annex E to the proxy statement to which this report is attached. A resolution to approve the Directors’ Remuneration Report will be proposed at the forthcoming annual general meeting.

Relations with shareholders

The formal channels of communication by which the boards communicate to shareholders the overall performance of Carnival Corporation & plc are the Annual Reports, UK preliminary announcement and half year statement, joint Annual Report on Form 10-K, joint Quarterly Reports on Form 10-Q and joint Current Reports on Form 8-K, filed with the U.S. Securities and Exchange Commission, the proxy statement and press releases.

Senior management of Carnival Corporation & plc meet periodically with representatives of institutional shareholders to discuss their views and to ensure that the strategies and objectives of the companies are well understood. Issues discussed with institutional shareholders include performance, business strategies and any corporate governance concerns.

Presentations are made to representatives of the investment community periodically in the U.S., the UK and elsewhere. Results of each fiscal quarter are reviewed with the investment community following each quarter on conference calls that are broadcast live over the Internet.

The boards receive periodic briefings from management regarding feedback and information obtained from Carnival Corporation & plc’s shareholders and brokers. During 2004, Carnival Corporation & plc’s brokers made the first of annual presentations to the boards regarding shareholder issues. The boards’ members are also provided copies of reports prepared by key market analysts. Non-executive directors are invited for presentations by analysts and have attended such presentations during the year.

The boards have implemented procedures to facilitate communications between shareholders and the boards. Shareholders who wish to communicate with the boards should address their communications to the attention of the Company Secretary of Carnival Corporation & plc at 3655 N.W. 87th Avenue, Miami, Florida 33178-2428 U.S.A. The Secretary will maintain a log of all such communications, promptly forward to the senior independent director, Stuart Subotnick, those which the Secretary believes require immediate attention, and also periodically provide the senior independent director with a summary of all such communications and the actions taken in connection therewith. The senior independent director shall notify the boards or the chairs of the relevant committees of the boards of those matters that he believes are appropriate for further action or discussion.

Interested parties who wish to communicate with the senior independent director may address communications directly to the attention of Stuart Subotnick at 3655 N.W. 87th Avenue, Miami, Florida 33178-2428 U.S.A. The senior independent director will notify the boards or the chairs of the relevant board committees as to those matters that he believes are appropriate for further action or discussion.

Annual meetings of shareholders

As we have shareholders in both the UK and the U.S., our intention is to rotate the location of the annual meetings between the UK and the U.S. each year in order to accommodate shareholders on both sides of the Atlantic. Last year we held our annual meetings in New York City, and this year we will be holding them in Southampton, England.

This year the annual meetings will be held at the Queen Elizabeth II Passenger Terminal, Port of Southampton, Dock Gate 4, Ocean Gate, Atlantic Way, in Southampton, England on Wednesday, April 13, 2005. The meetings will commence at 3:00 pm (UK time), and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa.

We are also offering an audio webcast of the annual meetings. If you choose to listen to the webcast, go to our website, www.carnivalcorp.com or www.carnivalplc.com, shortly before the start of the meetings and follow the instructions provided.

Directors’ responsibility

The statement of directors’ responsibilities in relation to the Carnival plc financial statements follows the Carnival plc Directors’ Report in Annex D of the proxy statement.

Independence of auditors

The Audit Committees are responsible for engaging a firm of auditors of appropriate independence and experience and for the approval of all audit and non-audit fees and terms. The policy of the Audit Committees is to undertake a formal assessment of the auditors’ independence each year, which includes:

•	a review of non-audit services provided and related fees;

•	discussion with the auditors of a written report detailing all relationships with Carnival Corporation & plc and any other party that could affect the independence or the objectivity of the auditors;

•	evaluation with the boards of the performance of the independent auditors.

The Audit Committees have implemented procedures relating to the provision of services by Carnival Corporation & plc’s auditors. These include:

•	requiring the pre-approval by the Audit Committees of all audit and permissible non-audit services;

•	maintenance of a schedule of certain non-audit services, including consultancy, investment banking and legal services, which Carnival Corporation & plc is specifically prohibited from obtaining from its audit firm; and

•	procedures which control, and in certain circumstances, prohibit, the recruitment of staff formerly employed by the external audit firm and involved in the audit of Carnival Corporation & plc.

An analysis of the fees payable to the external audit firm in respect of both audit and non-audit services during 2004 and the policy on audit committee pre-approval and permissible non-audit work of the independent auditors is set out in the proxy statement under the heading “Independent Registered Certified Public Accountants”.

Going concern

On the basis of current financial forecasts and available borrowing facilities, the directors have a reasonable expectation that Carnival Corporation & plc has adequate resources to continue in operational existence for the foreseeable future and, accordingly, consider that it is appropriate to adopt the going concern basis in preparing the consolidated financial statements of Carnival plc.

Internal control and risk management

Internal control and risk management within Carnival Corporation & plc’s business units is a well-defined, ongoing process embedded in each of the operations. It is designed to identify, evaluate and manage the significant risks faced by the units. A system of internal controls designed to be capable of responding quickly to evolving risks in the business has been established, comprising procedures for the prompt reporting of material internal control weaknesses and significant deficiencies together with the appropriate corrective action.

Carnival Corporation & plc has adopted the Committee of Sponsoring Organizations of the Treadway Commission (COSO) guidance for implementing its internal control framework as part of the Sarbanes-Oxley Act Section 404 compliance plan. COSO is considered to be the model internal control framework and references the same internal control objectives and components as are used by the Turnbull Guidance which assists UK boards in assessing the effectiveness of a company’s risk and control processes under the Combined Code.

The corporate executive management team receives periodic information regarding internal control issues arising at the business units. The primary focus of this aspect of the system is the corporate internal audit group that is responsible for monitoring the process, ensuring that issues common to more than one business unit are identified and that all relevant matters are brought to the attention of the boards as a whole. The internal audit group is supported by the corporate accounting, finance and legal groups, as well as the CEO, Chief Operating Officer and the Chief Financial and Accounting Officer (the “Certifying Officers”). The Certifying Officers are required by rules of the U.S. Securities and Exchange Commission to file written certifications on a quarterly basis with the SEC certifying, among other items, that they have disclosed to the auditors and the audit committee all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Carnival Corporation & plc’s ability to record, process, summarize and report financial information and any fraud, whether or not material, that involves management or other employees who have a significant role in Carnival Corporation & plc’s internal controls over financial reporting.

In the UK, the directors of Carnival Corporation & plc are responsible for the Carnival Corporation & plc system of internal controls and for reviewing its effectiveness but recognise that any such system can provide only reasonable and not absolute, assurance against material misstatement or loss. The Audit Committees review the adequacy of internal controls within Carnival Corporation & plc on an annual basis in accordance with the framework of internal control as set forth by COSO and mirrored within the Turnbull Guidance and in accordance with the Charter of the Audit Committees.

The system of internal control was in place throughout the year and has continued in place up to the date of approval of this report. The system is designed to manage rather than eliminate the risk of failure to achieve business objectives. The boards confirm that they have performed their annual review of its effectiveness and that it is in compliance with the Turnbull Guidance.

Statement of compliance with the Combined Code issued in July 2003

Throughout the year ended November 30, 2004, save as explained above, Carnival Corporation & plc has complied with the provisions in the Combined Code. In addition, it is explained in the Carnival plc Directors’ Remuneration Report why, in line with U.S. practice, there are no performance conditions attaching to the share options over Carnival plc shares, certain non-executives directors receive share options, annual bonuses of U.S. executive directors form part of their pensionable salary, and no upper limits are attached to annual bonuses.

By order of the board

Arnaldo Perez
Company Secretary

February 14, 2005

Annex H

ENVIRONMENTAL POLICY

Carnival Corporation & plc is an international company providing cruise vacations worldwide. Our core values include preserving the marine environment and in particular the pristine condition of the waters upon which our vessels sail. We are committed to pollution prevention, regulatory compliance and continuous improvement of our environmental management. Our goal is to be the industry leader for environmental excellence. We will achieve this goal by continuously improving our processes to minimize environmental impact and waste.

Carnival Corporation & plc will realize its objectives and commitment to environmentally conscious practices by:

(a)	fostering a corporate culture of environmental compliance that extends to all shoreside and shipboard personnel;

(b)	requiring its operating lines and employees not to impose budgetary constraints when the expenditure of funds is necessary to ensure environmental compliance;

(c)	requiring its operating lines to implement procedures and install equipment that assists in ensuring environmental compliance;

(d)	developing an environmental compliance system that ensures compliance with applicable environmental laws and regulations;

(e)	implementing processes to ensure awareness of and compliance with changing environmental regulations;

(f)	implementing processes to improve onboard equipment, operating procedures and training; and

(g)	improving mechanisms for detecting, correcting and preventing noncompliance.

To assist in ensuring we are meeting our environmental goals, we have established the Carnival Corporation Environmental Hotline for Carnival Cruise Lines, Costa Cruises, Cunard Line, Holland America Line, Seabourn Cruise Line, Windstar Cruises, Princess Cruises, P&O Cruises, AIDA, Swan Hellenic, Ocean Village and P&O Cruises Australia.

The purpose of this service is to provide a mechanism for reporting any concerns you may have regarding environmental practices, policies or events. Environmental Compliance staff will review the messages and address them appropriately.

Environmental Hotline
(888) 290-5105 (North America)
(305) 406-5863 (International)
environmental@carnival.com

H-1

Carnival plc logo Annual General Meeting

Name of Shareholder(s)

REFERENCE NUMBER	CARD I.D.	ACCOUNT NUMBER
2233 4455	2715 0122	A1234567

I/We, hereby appoint The Chairman of the meeting, or	(SEE NOTE 5)

to attend and vote on my/our behalf at the Annual General Meeting of Carnival plc (the Company) to be held on Wednesday, April 13, 2005 and at any adjournment of the meeting. I would like my proxy to vote on the resolutions proposed at the meeting as indicated on this form.

Please indicate your vote by marking the appropriate boxes in black ink like this:

	Resolution	For	Against	Withheld

1.	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc	☐	☐	☐
2.	To re-elect Ambassador Richard G. Capen, Jr. as a director of Carnival Corporation and Carnival plc	☐	☐	☐
3.	To re-elect Robert H. Dickinson as a director of Carnival Corporation and Carnival plc	☐	☐	☐
4.	To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc	☐	☐	☐
5.	To re-elect Pier Luigi Foschi as a director of Carnival Corporation and Carnival plc	☐	☐	☐
6.	To re-elect Howard S. Frank as a director of Carnival Corporation and Carnival plc	☐	☐	☐
7.	To elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc	☐	☐	☐
8.	To re-elect Baroness Hogg as a director of Carnival Corporation and Carnival plc	☐	☐	☐
9.	To re-elect A. Kirk Lanterman as a director of Carnival Corporation and Carnival plc	☐	☐	☐
10.	To re-elect Modesto A. Maidique as a director of Carnival Corporation and Carnival plc	☐	☐	☐
11.	To re-elect John P. McNulty as a director of Carnival Corporation and Carnival plc	☐	☐	☐
12.	To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc	☐	☐	☐
13.	To re-elect Peter G. Ratcliffe as a director of Carnival Corporation and Carnival plc	☐	☐	☐
14.	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc	☐	☐	☐
15.	To re-elect Uzi Zucker as a director of Carnival Corporation and Carnival plc	☐	☐	☐
16.	Approve the Amended and Restated Carnival Corporation 2001 Outside Director Stock Plan	☐	☐	☐
17.	Approve the Carnival plc 2005 Employee Share Plan (which includes authorization for the Compensation Committee of Carnival plc to establish sub-plans to take into account the tax, exchange control or securities laws in the various jurisdictions where Carnival plc employees are located)	☐	☐	☐
18.	Approve the Carnival plc 2005 Employee Stock Purchase Plan	☐	☐	☐
19.	Re-appointment of Carnival plc’s independent auditors and ratification of Carnival Corporation’s independent registered certified public accountants	☐	☐	☐
20.	Authorisation of Carnival plc’s audit committee to agree the remuneration of the independent’ auditors	☐	☐	☐
21.	Receiving of Carnival plc annual accounts and reports	☐	☐	☐
22.	Approval of Carnival plc remuneration report	☐	☐	☐
23.	Renewal of Carnival plc Section 80 authority	☐	☐	☐
24.	Renewal of Carnival plc Section 89 authority	☐	☐	☐
25.	Authorise Carnival plc to make market purchases of ordinary shares of US$1.66 each in the capital of Carnival plc	☐	☐	☐

	Signature		Date

This card should not be used for any comments, change of
	address, or other queries. Please send separate instruction.	Product ID

{Logo} Carnival	Admission Card Annual General Meeting – Wednesday April 13, 2005 at 3:00 pm Venue: Queen Elizabeth II Passenger Terminal, Port of Southampton, Dock Gate 4, Ocean Gate, Atlantic Way in Southampton

Name of Shareholder. Address of Shareholder. Address of Shareholder. Address of Shareholder. Address of Shareholder.

MAP	A1234567

If you come to the meeting please bring this card with you. It is evidence of your right to attend and vote at the Meeting and will help you gain admission as quickly as possible. Please also see overleaf.

Notes:

1.
A shareholder entitled to attend and vote at the meeting may appoint one or more proxies to attend and (on a poll) vote instead of him. All of the proposed resolutions will be voted on a poll. A proxy need not be a shareholder of the Company.

2.
To be valid, your signed and dated proxy form must be completed, signed and deposited together with any power of attorney or authority under which it is signed or a certified copy of such power or authority (whether delivered personally or by post), at the offices of the Company’s registrars, Lloyds TSB Registrars, The Causeway, Worthing, West Sussex, BN99 6DA as soon as possible and no later than 3.00 pm on April 11, 2005. In the case of a corporation, the proxy form should be exercised under its common seal and/or the hand of a duly authorised officer or person. When two or more valid proxy appointments are delivered or received in respect of the same share for use at the same meeting, the one which was executed last shall be treated as replacing and revoking the others in their entirely as regards that share. If the Company is unable to determine which was executed last, none of them shall be valid in respect of that share.

3.
The “Vote Withheld” box is provided to enable you to abstain on any particular resolution. However, it should be noted that a “vote withheld” is not a vote in law and will not be counted in the calculation of the proportion of votes “for” and “against” a resolution but will be counted to establish if a quorum is present.

4.
If you would like to submit your proxy vote via the Internet, you can do so by accessing the www.sharevote.co.uk website. To do this you will need to use the Reference Number, Card ID and Account Number which are give opposite. Alternatively CREST members can submit their proxy through the CREST Electronic Proxy Appointment Service (ID7RA01).

5.
Only those shareholders registered in the register of members of the Company at 11.00 pm on April 11, 2005 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 11.00 pm April 11, 2005 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

6.
In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which the names stand on the register of members of the Company in respect of the relevant joint holding.

7.
To appoint one or more proxies or to give an instruction to a proxy (whether previously appointed or otherwise) via the CREST system, CREST messages must be received by the issue’s agent (ID number 7RA01) by 3.00 pm on April 11, 2005. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp generated by the CREST System) from which the issuer’s agent is able to retrieve the message. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

8.	Return of this form of proxy will not prevent a registered shareholder from attending the meeting and voting in person.

Poll Card
Please bring this card with you to the meeting. Do NOT post this card to the Registrar.

RESOLUTIONS		For	Against	Withheld

1	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc

2	To re-elect Ambassador Richard G. Capen, Jr. as a director of Carnival Corporation and Carnival plc

3	To re-elect Robert H. Dickinson as a director of Carnival Corporation and Carnival plc

4	To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc

5	To re-elect Pier Luigi Foschi as a director of Carnival Corporation and Carnival plc

6	To re-elect Howard S. Frank as a director of Carnival Corporation and Carnival plc

7	To elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc

8	To re-elect Baroness Hogg as a director of Carnival Corporation and Carnival plc

9	To re-elect A. Kirk Lanterman as a director of Carnival Corporation and Carnival plc

10	To re-elect Modesto A. Maidique as a director of Carnival Corporation and Carnival plc

11	To re-elect John P. McNulty as a director of Carnival Corporation and Carnival plc

12	To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc

13	To re-elect Peter G. Ratcliffe as a director of Carnival Corporation and Carnival plc

14	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc

15	To re-elect Uzi Zucker as a director of Carnival Corporation and Carnival plc

16	Approve the Amended and Restated Carnival Corporation 2001 Outside Director Stock Plan

17	Approve the Carnival plc 2005 Employee Share Plan (which includes authorization for the Compensation Committee of Carnival plc to establish sub-plans to take into account the tax, exchange control or securities laws in the various jurisdictions where Carnival plc employees are located)

18	Approve the Carnival plc 2005 Employee Stock Purchase Plan

19	Re-appointment of Carnival plc’s independent auditors and ratification of Carnival Corporation’s independent registered certified public accountants

20	Authorisation of Carnival plc’s audit committee to agree the remuneration of the independent auditors’

21	Receiving of Carnival plc annual accounts and reports

22	Approval of Carnival plc remuneration report

23	Renewal of Carnival plc Section 80 authority

24	Renewal of Carnival plc Section 89 Authority

25	Authorise Carnival plc to make market purchases of ordinary shares of US$1.66 each in the capital of Carnival plc

Name:

Signature:

RESPONSE LICENCE No. SEA7143

BARCODE

Lloyds TSB Registrars
The Causeway
WORTHING
BN99 6AN

CARNIVAL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 13, 2005

The undersigned shareholders of Carnival Corporation hereby revoke all prior proxies and appoint Micky Arison and Arnaldo Perez, and each of them, proxies and attorneys in fact, each with full power of substitution, with all the powers the undersigned would possess if personally present, to vote all shares of common stock of Carnival Corporation which the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 13, 2005 or any postponement or adjournment of the annual meeting.

Please mark your vote as indicated in this example:     [X]

A vote “FOR” Proposals 1 through 11 is recommended by the Board of Directors.

1.	To vote for the election of the following nominees:

Micky Arison, Ambassador Richard G. Capen, Jr., Robert H. Dickinson, Arnold W. Donald, Pier Luigi Foschi, Howard S. Frank, Richard J. Glasier, Baroness Hogg, A. Kirk Lanterman, Modesto A. Maidique, John P. McNulty, , Sir John Parker, Peter G. RatcliffeStuart Subotnick and Uzi Zucker.

FOR all nominees	[ ]

WITHHOLD all nominees	[ ]

WITHHOLD authority to vote for any individual nominees	[ ]

(INSTRUCTION: To WITHHOLD authority to vote any individual nominees, write that nominee’s name on the line below.)

2.	To approve the Amended and Restated Carnival Corporation 2001 Outside Director Stock Plan.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.        To approve the Carnival plc 2005 Employee Share Plan (which includes authorization for the Compensation Committee of Carnival plc to establish sub-plans to take into account the tax, exchange control or securities laws in the various jurisdictions where Carnival plc employees are located).

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4.	To approve the Carnival plc 2005 Employee Stock Purchase Plan.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

5.	To re-appoint PricewaterhouseCoopers LLP as independent auditors for Carnival plc and to ratify the selection of PricewaterhouseCoopers LLP as independent registered certified public accountants for Carnival Corporation.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

6.	To authorize the Audit Committee of Carnival plc to agree the remuneration of the independent auditors.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

7.	To receive the accounts and reports for Carnival plc for the financial year ended November 30, 2004.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

8.	To approve the directors’ remuneration report of Carnival plc.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

9.	To approve limits on the authority to allot shares by Carnival plc.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

10.	To approve the disapplication of pre-emption rights for Carnival plc.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

11.	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

12.	In their discretion, the proxies are authorized to vote upon such other business as may come before the annual meeting, or any adjournment(s) thereof.

I will be attending the annual meeting   [   ].  Print name below.

PERSONS WHO DO NOT INDICATE ATTENDANCE AT THE ANNUAL MEETING ON THIS PROXY CARD WILL BE REQUIRED TO PRESENT PROOF OF STOCK OWNERSHIP TO ATTEND.

The shares represented by this Proxy will be voted as specified herein. If not otherwise specified, such shares will be voted by the proxies FOR Proposals 1 through 11.

Signature                                    Signature

(Please sign exactly as name appears above.)

Dated:                                   , 2005

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

# 14853 v1 - 2005 Carnival Corporation Proxy Card